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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21823

                          Pioneer Series Trust V
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:  September 1, 2012 through February 28, 2013


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.

                       Pioneer Disciplined
                       Growth Fund

--------------------------------------------------------------------------------
                       Semiannual Report | February 28, 2013
--------------------------------------------------------------------------------

                       Ticker Symbols:

                       Class A     SRSGX
                       Class C     PRGCX
                       Class Y     PRGYX

                       [LOGO] PIONEER
                              Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             8

Prices and Distributions                                                      9

Performance Update                                                           10

Comparing Ongoing Fund Expenses                                              13

Schedule of Investments                                                      15

Financial Statements                                                         20

Notes to Financial Statements                                                27

Approval of Investment Advisory Agreement                                    34

Trustees, Officers and Service Providers                                     38

                 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/13 1

President's Letter

Dear Shareowner,

Pioneer has been cautiously optimistic about the U.S. economy from the start of the year, and the data continues to be encouraging. Employment continues to rise, albeit slowly, and we believe it should continue to do so in 2013, barring a negative shock to the system. The housing and auto sectors continue to recover, benefiting from record-low interest rates. Banks' willingness to lend to consumers and businesses also continues to rise, broad measures of inflation remain subdued, and, if the weather improves in 2013, that should help to bring food prices back down. While corporate profit growth has slowed, many U.S. companies still have strong balance sheets and continue to display the ability to both pay and increase dividends*.

While the so-called "fiscal cliff" scheduled to take effect at year-end dominated the media in December--and while no deal was struck before markets closed for the year--investors who owned financial assets like equities and high-yield corporate bonds generally enjoyed good returns in 2012. The Standard & Poor's 500 Index returned 16% in 2012, and the Bank of America Merrill Lynch High Yield Master II Index returned 15.6%. Meanwhile, the higher-quality Barclays Aggregate Bond Index gained 4.2% for the year, the safer-still Barclays Intermediate Treasuries Index returned 3.9%, and 3-month Treasury bills, generally regarded as essentially "risk free" by the markets, returned just 0.1% in 2012.

Despite generally improving economic conditions and positive market returns in 2012, investors still face daunting challenges in the year ahead, although we remain optimistic that the underlying economic trends are moving in the right direction. The year-end "fiscal cliff" deal did not eliminate the risk of further tax increases or spending cuts, nor did it eliminate the risk that the U.S. could face further downgrades to its credit rating from one or more of the major ratings agencies. The Federal Reserve Board continues to provide extraordinary support to the U.S. economy and the bond market, but will not do so indefinitely. Europe has made progress towards dampening its sovereign-debt crisis, but has not resolved the problem as yet; the region also was mired in a recession as 2012 drew to a close. In Asia, Japan continues to struggle with low economic growth,

*    Dividends are not guaranteed.

2 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/13 deflation, high levels of debt, and an aging population. In the emerging markets, China and other developing economies, while generally in better shape than most "developed" markets, also face a range of ongoing challenges.

While most of the risks outlined above are widely recognized and may already be "priced in" to the market, we believe investors should continue to expect market volatility tied to these factors.

At Pioneer, we have long advocated the benefits of staying diversified* and investing for the long term. And while diversification alone does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

In 2013, Pioneer proudly celebrates its 85th anniversary. Since 1928, our investment teams have sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

* Diversification does not assure a profit nor protect against loss in a declining market.

                 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/13 3

Portfolio Management Discussion | 2/28/13

     Domestic stock prices generally rose over the six months ended Feb. 28, 2013, as investors focused on evidence of underlying strength in the U.S. economy. The markets largely discounted fears that the economic recovery would be jeopardized by partisan disagreements over fiscal policy in the nation's capital. In the following interview, Paul Cloonan discusses the investment environment for growth stocks and the performance of Pioneer Disciplined Growth Fund in that environment during the six months ended February 28, 2013. Mr. Cloonan, co-head of equity research, U.S., at Pioneer; Ashesh Savla, senior quantitative research analyst at Pioneer; and Carol Lintz, fundamental research analyst at Pioneer, are responsible for the day-to-day management of the Fund.

Q    How did the Fund perform during the six months ended February 28, 2013?

A Pioneer Disciplined Growth Fund's Class A shares returned 5.92% at net asset value during the six months ended February 28, 2013, while the Fund's benchmark, the Russell 1000 Growth Index (the Russell Index), returned 6.23%. During the same period, the average return of the 749 mutual funds in Lipper's Large Cap Growth Funds category was 6.51%.

Q How would you characterize the investment environment for equities during the six months ended February 28, 2013?

A The six-month period had its ups and downs, but, ultimately, we saw new economic data that suggested persistent, positive, albeit slow economic growth, with little evidence to suggest increasing inflationary pressures. Corporate earnings in the fourth quarter of 2012 were encouraging and mostly surpassed market expectations, marking a notable improvement from the earnings reported in the previous quarter. The U.S. housing market and the employment situation, in particular, seemed to be showing signs of improvement, a welcome change after several years during which those key areas of the economy were causes for concern. Those factors allowed the U.S. Federal Reserve Board (the Fed) to keep its accommodative, low-interest-rate policies in place. Equity investors, in turn, took encouragement from the positive developments, and the stock market fared well during the six-month period. The rally powered through periodic worries about the economic effects of political wrangling in Washington, where Congress and the President wrestled over how to deal with a succession of deadlines that required decisions on controversial tax and spending issues.

4 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/13

Q The Fund's performance slightly lagged that of its benchmark, the Russell Index, during the six months ended February 28, 2013. What types of investment strategies or individual investments detracted the most from benchmark-relative performance during the period?

A Stock selection in the consumer staples, financials and energy sectors tended to detract from the Fund's benchmark-relative results during the period, as several individual stock selections failed to meet our expectations.

     In the consumer staples sector, one particularly disappointing Fund investment was Monster Beverage, which specializes in energy drinks. The company's results were held back by concerns about the health effects of caffeinated beverages, and investors began worrying about the corporation's longer-term growth outlook.

     Among the Fund's energy holdings, the share price of National Oilwell Varco weakened as the backlog of new orders from the company's customers began to slow and investors worried that a cycle in energy development may have peaked.

     In the financials sector, relative results were hurt by the Fund's position in Capital One, the large credit card company that had been a notable contributor to Fund performance prior to the start of the six-month period. Capital One faced increased industry competition at the same time that demand for credit card loans appeared to be diminishing, suggesting a slowing of favorable trends that had powered the industry's recent successes.

     Because of our view that their disappointing performances during the period pointed to fundamental issues, we sold the Fund's positions in Monster Beverage, National Oilwell Varco and Capital One.

Q What types of investment strategies or individual investments aided the Fund's returns during the six months ended February 28, 2013?

A The Fund's stock selection results in the information technology, health care and consumer discretionary sectors tended to contribute positively to relative performance during the period.

     In health care, the Fund's stock selections--most notably among biotechnology firms--had a significant positive impact on returns. Two standout performers among the portfolio's biotechnology holdings were Celgene and Gilead Sciences. Celgene is involved in developing therapies to treat cancer and immune-inflammatory diseases, while Gilead Sciences is engaged in several areas of product development, including immune deficiency, liver and cardiovascular diseases as well as hepatitis B and C therapies. Both Celgene and Gilead saw significant improvements in the

                 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/13 5 prospects for drugs under development in their pipelines, and the share prices of both firms posted sharp gains after starting the six-month period at reasonable valuations.

     In the information technology sector, one of the Fund's better-performing holdings was SanDisk, which makes flash memory semiconductors used in popular consumer products such as smart phones, tablets, and other mobile computing technologies. The company also develops products for electronic data storage. SanDisk's stock outperformed during the period as pricing within its industry stabilized, while demand for memory chips continued to rise.

     A leading contributor to Fund performance in the consumer discretionary sector was a holding in media company Comcast. The company's core cable communications business continued to grow, especially in the broadband data space. At the same time, Comcast's recent acquisition of a 50% stake in NBC Universal began to show improving results, and Comcast announced that it would acquire the remainder of NBC Universal earlier than originally planned.

Q    What is your investment outlook?

A We are relatively positive about the outlook for equities, as the U.S. economy appears to have entered a stage of modest growth accompanied by minimal inflationary pressures. Stocks continue to appear reasonably priced, especially relative to other asset classes that investors may consider. Corporations in general have been improving their free cash flow, which should enable many to engage in shareholder-friendly actions, such as stock buybacks or dividend increases*. At the same time, some potential problems continue to pose a threat to the markets, including the ongoing and contentious debates over U.S. fiscal policy, the potential for slowing economic growth in China, and concerns about another flare-up of the sovereign-debt crisis in Europe.

     It is important to keep in mind that in managing the Fund, we concentrate on fundamental analysis of individual stocks, rather than macroeconomic analysis. We believe that a focus on the strengths and weaknesses of individual companies is an investment approach that can deliver favorable results over time, through a variety of different economic environments and stages of the business cycle.

*    Dividends are not guaranteed.

6 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/13

Note to Shareholders: The Board of Trustees of the Pioneer Funds has approved the reorganization of Pioneer Disciplined Growth Fund into Pioneer Independence Fund. The reorganization, which does not require shareholder approval, is expected to be completed in April or May 2013. The combined fund will have the same investment strategies and policies as, and be managed by the management team of, Pioneer Disciplined Growth Fund (led by Paul Cloonan, Pioneer's co-head of equity research, U.S.). It is anticipated that the performance history of the combined fund will be that of Pioneer Disciplined Growth Fund. The combined fund will be named Pioneer Disciplined Growth Fund.

Please refer to the Schedule of Investments on pages 15-19 for a full listing of Fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/13 7

Portfolio Summary | 2/28/13

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         93.0%
International Common Stocks                                                 4.4%
Depository Receipts for International Stocks                                1.4%
Exchange Traded Fund                                                        1.2%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                     33.7%
Consumer Discretionary                                                     18.9%
Health Care                                                                14.2%
Industrials                                                                14.1%
Consumer Staples                                                            9.8%
Energy                                                                      3.5%
Materials                                                                   3.1%
Financials                                                                  2.7%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.  Apple, Inc.                                                           5.50%
--------------------------------------------------------------------------------
 2.  Microsoft Corp.                                                       5.36
--------------------------------------------------------------------------------
 3.  Google, Inc.                                                          5.31
--------------------------------------------------------------------------------
 4.  Oracle Corp.                                                          3.94
--------------------------------------------------------------------------------
 5.  United Technologies Corp.                                             3.30
--------------------------------------------------------------------------------
 6.  QUALCOMM, Inc.                                                        3.29
--------------------------------------------------------------------------------
 7.  3M Co.                                                                2.88
--------------------------------------------------------------------------------
 8.  Celgene Corp.                                                         2.86
--------------------------------------------------------------------------------
 9.  The Walt Disney Co.                                                   2.82
--------------------------------------------------------------------------------
10.  Comcast Corp.                                                         2.78
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

8 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/13

Prices and Distributions | 2/28/13

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                     2/28/13                         8/31/12
--------------------------------------------------------------------------------
          A                         $10.61                          $10.39
--------------------------------------------------------------------------------
          C                         $10.31                          $10.11
--------------------------------------------------------------------------------
          Y                         $10.68                          $10.47
--------------------------------------------------------------------------------

Distributions per Share: 9/1/12-2/28/13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Net
                       Investment         Short-Term           Long-Term
         Class           Income          Capital Gains        Capital Gains
--------------------------------------------------------------------------------
          A             $0.0436             $0.0646             $0.2607
--------------------------------------------------------------------------------
          C             $    --             $0.0646             $0.2607
--------------------------------------------------------------------------------
          Y             $0.0804             $0.0646             $0.2607
--------------------------------------------------------------------------------

The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-12.

                 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/13 9

Performance Update | 2/28/13                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Disciplined Growth Fund at public offering price, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of February 28, 2013)
--------------------------------------------------------------------------------
                                 Net Asset                       Public Offering
Period                           Value (NAV)                     Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
12/15/2005                       6.02%                           5.15%
5 Years                          5.91                            4.66
1 Year                           8.74                            2.47
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2012)
--------------------------------------------------------------------------------
                                 Gross                           Net
--------------------------------------------------------------------------------
                                 1.48%                           1.25%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Disciplined                    Russell 1000
                    Growth Fund                            Growth Index
12/31/2005          $  9,425                               $ 10,000
 2/28/2006          $  9,587                               $ 10,159
 2/28/2007          $ 10,762                               $ 10,977
 2/29/2008          $ 10,981                               $ 11,022
 2/28/2009          $  6,640                               $  6,609
 2/28/2010          $ 10,001                               $ 10,191
 2/28/2011          $ 12,651                               $ 12,733
 2/29/2012          $ 13,458                               $ 13,703
 2/28/2013          $ 14,634                               $ 15,018

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2014, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/13

Performance Update | 2/28/13                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Disciplined Growth Fund, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of February 28, 2013)
--------------------------------------------------------------------------------
                                 If                              If
Period                           Held                            Redeemed
--------------------------------------------------------------------------------
Life-of-Class
7/16/2008                        6.81%                           6.81%
1 Year                           7.76                            7.76
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2012)
--------------------------------------------------------------------------------
                                 Gross                           Net
--------------------------------------------------------------------------------
                                 2.41%                           2.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Disciplined                    Russell 1000
                    Growth Fund                            Growth Index
7/31/2008           $ 10,000                               $ 10,000
2/28/2009           $  6,356                               $  6,074
2/28/2010           $  9,490                               $  9,366
2/28/2011           $ 11,896                               $ 11,702
2/29/2012           $ 12,541                               $ 12,594
2/28/2013           $ 13,515                               $ 13,803

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2014, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/13 11

Performance Update | 2/28/13                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Disciplined Growth Fund, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of February 28, 2013)
--------------------------------------------------------------------------------
                                 If                              If
Period                           Held                            Redeemed
--------------------------------------------------------------------------------
Life-of-Class
12/15/2005                       6.25%                           6.25%
5 Years                          6.25                            6.25
1 Year                           9.18                            9.18
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2012)
--------------------------------------------------------------------------------
                                 Gross                           Net
--------------------------------------------------------------------------------
                                 1.00%                           0.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                    Pioneer Disciplined                    Russell 1000
                    Growth Fund                            Growth Index
12/31/2005          $ 5,000,000                            $ 5,000,000
 2/28/2006          $ 5,086,646                            $ 5,079,695
 2/28/2007          $ 5,710,131                            $ 5,488,733
 2/29/2008          $ 5,826,121                            $ 5,510,762
 2/28/2009          $ 3,528,884                            $ 3,304,641
 2/28/2010          $ 5,333,704                            $ 5,095,422
 2/28/2011          $ 6,777,616                            $ 6,366,379
 2/29/2012          $ 7,225,882                            $ 6,851,507
 2/28/2013          $ 7,888,895                            $ 7,509,048

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class Y shares for the period prior to the inception of Class Y shares on July 16, 2008, is based on the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class Y shares, the performance of Class Y shares prior to their inception would have been higher than the performance shown.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2014, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Growth Fund

Based on actual returns from September 1, 2012, through February 28, 2013.

--------------------------------------------------------------------------------
Share Class                      A                   C                     Y
--------------------------------------------------------------------------------
Beginning Account            $1,000.00           $1,000.00             $1,000.00
Value on 9/1/12
--------------------------------------------------------------------------------
Ending Account               $1,059.20           $1,054.20             $1,061.50
Value (after expenses)
on 2/28/13
--------------------------------------------------------------------------------
Expenses Paid                    $6.38              $10.95                 $4.60
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.25%, 2.15% and 0.90% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/13 13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2012, through February 28, 2013.

--------------------------------------------------------------------------------
Share Class                      A                   C                     Y
--------------------------------------------------------------------------------
Beginning Account            $1,000.00           $1,000.00             $1,000.00
Value on 9/1/12
--------------------------------------------------------------------------------
Ending Account               $1,018.60           $1,014.13             $1,020.33
Value (after expenses)
on 2/28/13
--------------------------------------------------------------------------------
Expenses Paid                    $6.26              $10.74                 $4.51
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.25%, 2.15% and 0.90% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

14 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/13

Schedule of Investments | 2/28/13 (unaudited)

----------------------------------------------------------------------------------
Shares                                                                 Value
----------------------------------------------------------------------------------
                COMMON STOCKS -- 98.1%
                ENERGY -- 3.6%
                Oil & Gas Drilling -- 0.9%
       6,000    Ensco Plc                                              $   360,840
----------------------------------------------------------------------------------
                Oil & Gas Equipment & Services -- 1.4%
      13,900    Halliburton Co.                                        $   576,989
----------------------------------------------------------------------------------
                Integrated Oil & Gas -- 1.3%
       6,700    Occidental Petroleum Corp.                             $   551,611
                                                                       -----------
                Total Energy                                           $ 1,489,440
----------------------------------------------------------------------------------
                MATERIALS -- 2.7%
                Fertilizers & Agricultural Chemicals -- 1.3%
       9,500    The Mosaic Co.                                         $   556,130
----------------------------------------------------------------------------------
                Specialty Chemicals -- 1.4%
       7,600    Ecolab, Inc.                                           $   581,780
                                                                       -----------
                Total Materials                                        $ 1,137,910
----------------------------------------------------------------------------------
                CAPITAL GOODS -- 12.1%
                Aerospace & Defense -- 3.3%
      15,119    United Technologies Corp.                              $ 1,369,025
----------------------------------------------------------------------------------
                Construction & Engineering -- 0.9%
      12,400    KBR, Inc.                                              $   376,836
----------------------------------------------------------------------------------
                Industrial Conglomerates -- 2.9%
      11,500    3M Co.                                                 $ 1,196,000
----------------------------------------------------------------------------------
                Construction & Farm Machinery & Heavy Trucks -- 3.7%
       9,200    Cummins, Inc.                                          $ 1,066,004
       7,600    Joy Global, Inc.                                           481,384
                                                                       -----------
                                                                       $ 1,547,388
----------------------------------------------------------------------------------
                Industrial Machinery -- 1.3%
      10,700    Ingersoll-Rand Plc                                     $   563,355
                                                                       -----------
                Total Capital Goods                                    $ 5,052,604
----------------------------------------------------------------------------------
                TRANSPORTATION -- 2.0%
                Air Freight & Logistics -- 2.0%
       9,800    United Parcel Service, Inc. (Class B)                  $   809,970
                                                                       -----------
                Total Transportation                                   $   809,970
----------------------------------------------------------------------------------
                CONSUMER DURABLES & APPAREL -- 0.6%
                Apparel, Accessories & Luxury Goods -- 0.6%
       8,600    True Religion Apparel, Inc.                            $   229,534
                                                                       -----------
                Total Consumer Durables & Apparel                      $   229,534
----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/13 15

----------------------------------------------------------------------------------
Shares                                                                Value
----------------------------------------------------------------------------------
                CONSUMER SERVICES -- 5.8%
                Restaurants -- 5.8%
       1,900    Chipotle Mexican Grill, Inc.*                          $   601,901
       8,300    McDonald's Corp.                                           795,970
      18,400    Starbucks Corp.                                          1,008,688
                                                                       -----------
                                                                       $ 2,406,559
                                                                       -----------
                Total Consumer Services                                $ 2,406,559
----------------------------------------------------------------------------------
                MEDIA -- 7.3%
                Broadcasting -- 1.7%
      13,600    Time Warner, Inc.                                      $   723,112
----------------------------------------------------------------------------------
                Cable & Satellite -- 2.8%
      29,000    Comcast Corp.                                          $ 1,153,910
----------------------------------------------------------------------------------
                Movies & Entertainment -- 2.8%
      21,400    The Walt Disney Co.                                    $ 1,168,226
                                                                       -----------
                Total Media                                            $ 3,045,248
----------------------------------------------------------------------------------
                RETAILING -- 5.1%
                Apparel Retail -- 1.0%
       7,600    Ross Stores, Inc.                                      $   440,496
----------------------------------------------------------------------------------
                Home Improvement Retail -- 4.1%
      15,000    Lowe's Companies, Inc.                                 $   572,250
      16,500    The Home Depot, Inc.                                     1,130,250
                                                                       -----------
                                                                       $ 1,702,500
                                                                       -----------
                Total Retailing                                        $ 2,142,996
----------------------------------------------------------------------------------
                FOOD & STAPLES RETAILING -- 0.9%
                Food Retail -- 0.9%
       4,400    Whole Foods Market, Inc.                               $   376,728
                                                                       -----------
                Total Food & Staples Retailing                         $   376,728
----------------------------------------------------------------------------------
                FOOD, BEVERAGE & TOBACCO -- 7.1%
                Soft Drinks -- 3.1%
       5,400    Fomento Economico Mexicano SAB de CV (A.D.R.)          $   603,396
       9,000    PepsiCo, Inc.                                              681,930
                                                                       -----------
                                                                       $ 1,285,326
----------------------------------------------------------------------------------
                Packaged Foods & Meats -- 1.8%
      17,900    Campbell Soup Co.                                      $   736,764
----------------------------------------------------------------------------------
                Tobacco -- 2.2%
      28,100    Altria Group, Inc.                                     $   942,755
                                                                       -----------
                Total Food, Beverage & Tobacco                         $ 2,964,845
----------------------------------------------------------------------------------
                HOUSEHOLD & PERSONAL PRODUCTS -- 1.7%
                Household Products -- 1.7%
       6,300    Colgate-Palmolive Co.                                  $   720,909
                                                                       -----------
                Total Household & Personal Products                    $   720,909
----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/13

----------------------------------------------------------------------------------
Shares                                                                 Value
----------------------------------------------------------------------------------
                HEALTH CARE EQUIPMENT & SERVICES -- 5.0%
                Health Care Equipment -- 2.2%
      14,400    Covidien Plc                                           $   915,408
----------------------------------------------------------------------------------
                Health Care Services -- 1.2%
       8,700    Express Scripts Holding Co.*                           $   495,117
----------------------------------------------------------------------------------
                Managed Health Care -- 1.6%
      14,500    Aetna, Inc.                                            $   684,255
                                                                       -----------
                Total Health Care Equipment & Services                 $ 2,094,780
----------------------------------------------------------------------------------
                PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                SCIENCES -- 9.1%
                Biotechnology -- 5.8%
      11,500    Celgene Corp.*                                         $ 1,186,570
      20,400    Gilead Sciences, Inc.*                                     871,284
       8,200    Vertex Pharmaceuticals, Inc.*                              383,924
                                                                       -----------
                                                                       $ 2,441,778
----------------------------------------------------------------------------------
                Pharmaceuticals -- 3.3%
       5,100    Allergan, Inc.                                         $   552,942
      10,800    Johnson & Johnson, Inc.                                    821,988
                                                                       -----------
                                                                       $ 1,374,930
                                                                       -----------
                Total Pharmaceuticals, Biotechnology & Life Sciences   $ 3,816,708
----------------------------------------------------------------------------------
                DIVERSIFIED FINANCIALS -- 1.7%
                Asset Management & Custody Banks -- 0.6%
       5,100    Walter Investment Management Corp.*                    $   234,192
----------------------------------------------------------------------------------
                Investment Banking & Brokerage -- 1.1%
       3,200    The Goldman Sachs Group, Inc.                          $   479,232
                                                                       -----------
                Total Diversified Financials                           $   713,424
----------------------------------------------------------------------------------
                SOFTWARE & SERVICES -- 18.4%
                Internet Software & Services -- 6.4%
       2,745    Google, Inc.*                                          $ 2,199,294
      22,900    Yahoo!, Inc.*                                              487,999
                                                                       -----------
                                                                       $ 2,687,293
----------------------------------------------------------------------------------
                Data Processing & Outsourced Services -- 1.2%
       3,200    Visa, Inc.                                             $   507,648
----------------------------------------------------------------------------------
                Application Software -- 1.6%
       9,125    Citrix Systems, Inc.*                                  $   646,962
----------------------------------------------------------------------------------
                Systems Software -- 9.2%
      79,821    Microsoft Corp.                                        $ 2,219,024
      47,654    Oracle Corp.                                             1,632,626
                                                                       -----------
                                                                       $ 3,851,650
                                                                       -----------
                Total Software & Services                              $ 7,693,553
----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/13 17

----------------------------------------------------------------------------------
Shares                                                                 Value
----------------------------------------------------------------------------------
                TECHNOLOGY HARDWARE & EQUIPMENT -- 11.4%
                Communications Equipment -- 4.4%
       5,000    F5 Networks, Inc.*                                     $   472,150
      20,800    Qualcomm, Inc.                                           1,365,104
                                                                       -----------
                                                                       $ 1,837,254
----------------------------------------------------------------------------------
                Computer Hardware -- 5.5%
       5,161    Apple, Inc.                                            $ 2,278,066
----------------------------------------------------------------------------------
                Computer Storage & Peripherals -- 1.5%
      12,700    SanDisk Corp.*                                         $   639,953
                                                                       -----------
                Total Technology Hardware & Equipment                  $ 4,755,273
----------------------------------------------------------------------------------
                SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.6%
                Semiconductors -- 3.6%
      13,700    Analog Devices, Inc.                                   $   619,514
      14,700    Maxim Integrated Products, Inc.                            458,346
      11,500    Xilinx, Inc.                                               428,605
                                                                       -----------
                                                                       $ 1,506,465
                                                                       -----------
                Total Semiconductors & Semiconductor Equipment         $ 1,506,465
----------------------------------------------------------------------------------
                TOTAL COMMON STOCKS
                (Cost $31,995,416)                                     $40,956,946
----------------------------------------------------------------------------------
                EXCHANGE TRADED FUND -- 1.0%
       6,400    iShares Dow Jones US Real Estate Index Fund            $   435,968
----------------------------------------------------------------------------------
                TOTAL EXCHANGE TRADED FUND
                (Cost $356,213)                                        $   435,968
----------------------------------------------------------------------------------
                TOTAL INVESTMENT IN SECURITIES -- 99.1%
                (Cost $32,351,629) (a)                                 $41,392,914
----------------------------------------------------------------------------------
                OTHER ASSETS & LIABILITIES -- 0.9%                     $   372,675
----------------------------------------------------------------------------------
                TOTAL NET ASSETS -- 100.0%                             $41,765,589
==================================================================================

*           Non-income producing security.

(A.D.R.)    American Depositary Receipts.

(a) At February 28, 2013, the net unrealized gain on investments based on cost for federal income tax purposes of $32,407,620 was as follows:

            Aggregate gross unrealized gain for all investments in which there
                is an excess of value over tax cost                               $9,213,114
            Aggregate gross unrealized loss for all investments in which there
                is an excess of tax cost over value                                 (227,820)
                                                                                  ----------
            Net unrealized gain                                                   $8,985,294
                                                                                  ==========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 28, 2013 aggregated $11,117,993 and $21,067,842, respectively.

The accompanying notes are an integral part of these financial statements.

18 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/13

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of February 28, 2013, in valuing the Fund's assets:

----------------------------------------------------------------------------------
                          Level 1           Level 2          Level 3   Total
----------------------------------------------------------------------------------
Common Stocks             $40,956,946       $--              $--       $40,956,946
Exchange Traded Fund          435,968        --               --           435,968
----------------------------------------------------------------------------------
Total                     $41,392,914       $--              $--       $41,392,914
==================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/13 19

Statement of Assets and Liabilities | 2/28/13 (unaudited)

ASSETS:
  Investment in securities (cost $32,351,629)                                            $41,392,914
  Receivables --
     Investment securities sold                                                              507,484
     Fund shares sold                                                                         18,058
     Dividends                                                                                81,114
  Other                                                                                       21,291
-----------------------------------------------------------------------------------------------------
         Total assets                                                                    $42,020,861
=====================================================================================================
LIABILITIES:
  Payables --
     Fund shares repurchased                                                             $   167,086
  Due to affiliates                                                                            6,866
  Due to custodian                                                                            44,959
  Due to Pioneer Investment Management, Inc.                                                   7,447
  Accrued expenses                                                                            28,914
-----------------------------------------------------------------------------------------------------
         Total liabilities                                                               $   255,272
=====================================================================================================
NET ASSETS:
  Paid-in capital                                                                        $30,449,196
  Undistributed net investment income                                                         53,932
  Accumulated net realized gain on investments                                             2,221,176
  Net unrealized gain on investments                                                       9,041,285
-----------------------------------------------------------------------------------------------------
         Total net assets                                                                $41,765,589
=====================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $9,744,458/918,133 shares)                                           $     10.61
  Class C (based on $1,848,307/179,197 shares)                                           $     10.31
  Class Y (based on $30,172,824/2,825,457 shares)                                        $     10.68
MAXIMUM OFFERING PRICE:
  Class A ($10.61 (divided by) 94.25%)                                                   $     11.26
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/13

Statement of Operations (unaudited)

For the Six Months Ended 2/28/13

INVESTMENT INCOME:
  Dividends                                                             $  418,380
  Interest                                                                     146
-----------------------------------------------------------------------------------------------------
         Total investment income                                                         $   418,526
-----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                       $  146,447
  Transfer agent fees
     Class A                                                                 6,638
     Class C                                                                 2,185
     Class Y                                                                   253
  Distribution fees
     Class A                                                                11,832
     Class C                                                                 7,669
  Shareholder communications expense                                         4,451
  Administrative reimbursements                                             14,858
  Custodian fees                                                             4,268
  Registration fees                                                         18,882
  Professional fees                                                         18,125
  Printing expense                                                           5,066
  Fees and expenses of nonaffiliated Trustees                                3,077
  Miscellaneous                                                              4,215
-----------------------------------------------------------------------------------------------------
     Total expenses                                                                      $   247,966
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                              (19,038)
-----------------------------------------------------------------------------------------------------
  Net expenses                                                                           $   228,928
-----------------------------------------------------------------------------------------------------
         Net investment income                                                           $   189,598
-----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                                       $ 2,982,827
-----------------------------------------------------------------------------------------------------
  Change in net unrealized gain on investments                                           $  (720,239)
-----------------------------------------------------------------------------------------------------
  Net gain on investments                                                                $ 2,262,588
-----------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                   $ 2,452,186
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/13 21

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------------------
                                                                      Six Months
                                                                      Ended
                                                                      2/28/13           Year Ended
                                                                      (unaudited)       8/31/12
-----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                 $    189,598      $    294,699
Net realized gain on investments                                         2,982,827           703,573
Change in net unrealized gain (loss) on investments                       (720,239)        7,200,202
-----------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations            $  2,452,186      $  8,198,474
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.04 and $0.03 per share, respectively)               $    (39,091)     $    (23,044)
      Class Y ($0.08 and $0.06 per share, respectively)                   (253,969)         (258,442)
Net realized gain:
      Class A ($0.33 and $0.78 per share, respectively)                   (280,831)         (516,639)
      Class C ($0.33 and $0.78 per share, respectively)                    (47,564)         (108,354)
      Class Y ($0.33 and $0.78 per share, respectively)                 (1,066,510)       (3,536,089)
-----------------------------------------------------------------------------------------------------
          Total distributions to shareowners                          $ (1,687,965)     $ (4,442,568)
=====================================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                      $  4,681,742      $  8,339,303
Reinvestment of distributions                                              429,280           599,789
Cost of shares repurchased                                             (13,552,288)      (16,320,654)
-----------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from
          Fund share transactions                                     $ (8,441,266)     $ (7,381,562)
-----------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                           $ (7,677,045)     $ (3,625,656)
NET ASSETS:
Beginning of period                                                     49,442,634        53,068,290
-----------------------------------------------------------------------------------------------------
End of period                                                         $ 41,765,589      $ 49,442,634
-----------------------------------------------------------------------------------------------------
Undistributed net investment income                                   $     53,932      $    157,394
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/13

-----------------------------------------------------------------------------------------------------
                                         '13 Shares     '13 Amount
                                         (unaudited)    (unaudited)      '12 Shares    '12 Amount
-----------------------------------------------------------------------------------------------------
Class A
Shares sold                                 210,794     $  2,202,105        627,069    $   6,060,165
Reinvestment of distributions                30,807          306,638         55,075          481,794
Less shares repurchased                    (251,708)      (2,561,913)      (297,530)      (2,887,364)
-----------------------------------------------------------------------------------------------------
      Net increase (decrease)               (10,107)    $    (53,170)       384,614    $   3,654,595
=====================================================================================================
Class C
Shares sold                                  65,762     $    669,287         78,384    $     751,628
Reinvestment of distributions                 4,790           46,178          9,751           83,082
Less shares repurchased                     (39,856)        (405,102)       (74,968)        (714,111)
-----------------------------------------------------------------------------------------------------
      Net increase                           30,696     $    310,363         13,167    $     120,599
=====================================================================================================
Class Y
Shares sold                                 174,798     $  1,810,350        159,154    $   1,527,510
Reinvestment of distributions                 7,612           76,464          3,952           34,913
Less shares repurchased                  (1,014,000)     (10,585,273)    (1,286,217)     (12,719,179)
-----------------------------------------------------------------------------------------------------
      Net decrease                         (831,590)    $ (8,698,459)    (1,123,111)   $ (11,156,756)
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/13 23

Financial Highlights

---------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended       Year     Year       Year      Year       Year
                                                             2/28/13     Ended    Ended      Ended     Ended      Ended
                                                             (unaudited) 8/31/12  8/31/11    8/31/10   8/31/09    8/31/08
---------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $10.39      $ 9.67   $  8.82    $ 8.59    $  9.98    $ 12.25
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $ 0.03      $ 0.02   $ (0.01)   $ 0.03    $  0.02    $  0.02
   Net realized and unrealized gain (loss) on investments      0.56        1.51      1.89      0.45      (1.39)     (1.12)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $ 0.59      $ 1.53   $  1.88    $ 0.48    $ (1.37)   $ (1.10)
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                      (0.04)      (0.03)    (0.03)    (0.03)     (0.02)        --
   Net realized gain                                          (0.33)      (0.78)    (1.00)    (0.22)        --      (1.17)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ 0.22      $ 0.72   $  0.85    $ 0.23    $ (1.39)   $ (2.27)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $10.61      $10.39   $  9.67    $ 8.82    $  8.59    $  9.98
===========================================================================================================================
Total return*                                                  5.92%      17.46%    21.62%     5.48%    (13.64)%   (10.03)%
Ratio of net expenses to average net assets                    1.25%**     1.25%     1.25%     1.25%      1.25%      1.25%
Ratio of net investment income to average net assets           0.61%**     0.31%     0.18%     0.39%      0.39%      0.22%
Portfolio turnover rate                                          50%**       75%      107%      104%       106%        92%
Net assets, end of period (in thousands)                     $9,744      $9,646   $ 5,257    $  962    $   667    $   551
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                              1.41%**     1.48%     1.52%     1.66%     10.79%     16.35%
   Net investment income (loss)                                0.45%**     0.08%    (0.09)%   (0.02)%    (9.15)%   (14.88)%
===========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

*    Annualized.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/13

---------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year       Year       Year       Year       7/17/08 (a)
                                                             2/28/13      Ended      Ended      Ended      Ended      to
                                                             (unaudited)  8/31/12    8/31/11    8/31/10    8/31/09    8/31/08
---------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $ 10.11      $  9.48    $  8.71    $  8.54    $  9.97    $  9.74
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment loss                                       $ (0.02)     $ (0.06)   $ (0.07)   $ (0.05)   $ (0.03)   $  0.00(c)
   Net realized and unrealized gain (loss) on investments       0.55         1.47       1.84       0.44      (1.40)      0.23
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.53      $  1.41    $  1.77    $  0.39    $ (1.43)   $  0.23
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net realized gain                                           (0.33)       (0.78)     (1.00)     (0.22)        --         --
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.20      $  0.63    $  0.77    $  0.17    $ (1.43)   $  0.23
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 10.31      $ 10.11    $  9.48    $  8.71    $  8.54    $  9.97
=================================================================================================================================
Total return*                                                   5.42%       16.41%     20.58%      4.49%    (14.34)%     2.36%(b)
Ratio of net expenses to average net assets                     2.15%**      2.15%      2.15%      2.11%      2.15%      1.83%**
Ratio of net investment loss to average net assets             (0.26)%**    (0.58)%    (0.72)%    (0.48)%    (0.52)%    (0.05)%**
Portfolio turnover rate                                           50%**        75%       107%       104%       106%        92%(b)
Net assets, end of period (in thousands)                     $ 1,848      $ 1,501    $ 1,283    $   320    $   255    $   256
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               2.32%**      2.41%      2.47%      2.36%     11.44%     30.50%**
   Net investment loss                                          0.42%**     (0.84)%    (1.04)%    (0.73)%    (9.82)%   (28.72)%**
=================================================================================================================================

(a)  Class C shares were first publicly offered on July 17, 2008.

(b)  Not annualized.

(c)  Amount rounds to less than $0.01 per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/13 25

-----------------------------------------------------------------------------------------------------------------------------

                                                             Six Months
                                                             Ended       Year      Year      Year      Year       7/17/08 (a)
                                                             2/28/13     Ended     Ended     Ended     Ended      to
                                                             (unaudited) 8/31/12   8/31/11   8/31/10   8/31/09    8/31/08
-----------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $ 10.47     $  9.73   $  8.86   $  8.62   $  9.98    $  9.87
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                     $  0.06     $  0.07   $  0.05   $  0.07   $  0.03    $  0.01
   Net realized and unrealized gain (loss) on investments       0.56        1.51      1.88      0.43     (1.37)      0.10
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.62     $  1.58   $  1.93   $  0.50   $ (1.34)   $  0.11
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                       (0.08)      (0.06)    (0.06)    (0.04)    (0.02)        --
   Net realized gain                                           (0.33)      (0.78)    (1.00)    (0.22)       --         --
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.21     $  0.74   $  0.87   $  0.24   $ (1.36)   $  0.11
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 10.68     $ 10.47   $  9.73   $  8.86   $  8.62    $  9.98
=============================================================================================================================
Total return*                                                   6.15%      17.88%    22.07%     5.78%   (13.34)%     1.11%(b)
Ratio of net expenses to average net assets                     0.90%**     0.90%     0.90%     0.90%     0.90%      0.90%**
Ratio of net investment income to average net assets            0.92%**     0.67%     0.52%     0.72%     0.88%      1.60%**
Portfolio turnover rate                                           50%**       75%      107%      104%      106%        92%(b)
Net assets, end of period (in thousands)                     $30,173     $38,296   $46,528   $29,723   $28,173    $   253
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               0.96%**     1.00%     1.00%     1.15%     1.70%     20.69%**
   Net investment income (loss)                                 0.86%**     0.57%     0.42%     0.47%     0.07%    (18.19)%**
=============================================================================================================================

(a)  Class Y shares were first publicly offered on July 31, 2008.

(b)  Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/13

Notes to Financial Statements | 2/28/13 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Disciplined Growth Fund (the Fund) is one of four portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital growth.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class C shares were first publicly offered on July 17, 2008. Class Y shares were first publicly offered on July 31, 2008. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/13 27

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at their net asset value.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

     At February 28, 2013, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

28 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/13

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of February 28, 2013, the Fund did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended August 31, 2012 was as follows:

     ---------------------------------------------------------------------------
                                                                            2012
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                  $1,544,424
     Long-term capital gain                                            2,898,144
     ---------------------------------------------------------------------------
        Total                                                         $4,442,568
     ===========================================================================

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/13 29

The following shows the components of distributable earnings on a federal income tax-basis at August 31, 2012:

     ---------------------------------------------------------------------------
                                                                            2012
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                   $   157,394
     Undistributed long-term gain                                        689,245
     Net unrealized gain                                               9,705,533
     ---------------------------------------------------------------------------
          Total                                                      $10,552,172
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales.

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $2,952 in underwriting commissions on the sale of Class A shares during the six months ended February 28, 2013.

D.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, and Class Y shares can reflect different transfer agent and distribution expense rates.

30 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/13

E.   Risks

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion, 0.60% of the next $4 billion and 0.55% on assets over $5 billion. For the six months ended February 28, 2013, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.25%, 2.15%, and 0.90% of the average daily net assets attributable to Class A, Class C, and Class Y shares, respectively. Fees waived and expenses reimbursed during the six months ended February 28, 2013 are reflected on the Statement of Operations. These expense limitations are in effect through January 1, 2014. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,948 in management fees, administrative costs and certain other reimbursements payable to PIM at February 28, 2013.

Effective March 5, 2012, PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Fund.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/13 31

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended February 28, 2013, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                   $3,146
Class C                                                                      590
Class Y                                                                      715
--------------------------------------------------------------------------------
  Total                                                                   $4,451
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,683 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at February 28, 2013.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $235 in distribution fees payable to PFD at February 28, 2013.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended February 28, 2013, CDSCs in the amount of $166 were paid to PFD.

32 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/13

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% on an annualized basis, or the alternate base rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the federal funds rate on the borrowing date and (c) 2% plus the overnight eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended February 28, 2013, the Fund had no borrowings under the credit facility.

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/13 33

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Disciplined Growth Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2012 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2012, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2012 and September 2012. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2012 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 13, 2012, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given

34 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/13 by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the first quintile of its Morningstar category for the one year period ended June 30, 2012 and in the second quintile of its Morningstar category for the three and five year periods ended June 30, 2012. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2012 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/13 35 management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2012 was in the third quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

36 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/13

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Fund and to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/13 37

Trustees, Officers and Service Providers

Trustees                                     Officers
Thomas J. Perna, Chairman                    John F. Cogan, Jr., President*
David R. Bock                                Daniel K. Kingsbury, Executive
John F. Cogan, Jr.                              Vice President
Benjamin M. Friedman                         Mark E. Bradley, Treasurer**
Margaret B.W. Graham                         Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Marguerite A. Piret
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Chief Executive Officer of the Fund.

**   Chief Financial and Accounting Officer of the Fund.

38 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/13

                           This page for your notes.

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/13 39

                           This page for your notes.

40 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/13

                           This page for your notes.

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/13 41

                           This page for your notes.

42 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/13

                           This page for your notes.

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/13 43

                           This page for your notes.

44 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 19111-07-0413

                       Pioneer Global
                       Equity Fund

--------------------------------------------------------------------------------
                       Semiannual Report | February 28, 2013
--------------------------------------------------------------------------------

                       Ticker Symbols:

                       Class A     GLOSX
                       Class B     GBSLX
                       Class C     GCSLX
                       Class Y     PGSYX

                       [LOGO] PIONEER
                              Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             8

Prices and Distributions                                                      9

Performance Update                                                           10

Comparing Ongoing Fund Expenses                                              14

Schedule of Investments                                                      16

Financial Statements                                                         25

Notes to Financial Statements                                                33

Approval of Investment Advisory Agreement                                    43

Trustees, Officers and Service Providers                                     47

                      Pioneer Global Equity Fund | Semiannual Report | 2/28/13 1

President's Letter

Dear Shareowner,

Pioneer has been cautiously optimistic about the U.S. economy from the start of the year, and the data continues to be encouraging. Employment continues to rise, albeit slowly, and we believe it should continue to do so in 2013, barring a negative shock to the system. The housing and auto sectors continue to recover, benefiting from record-low interest rates. Banks' willingness to lend to consumers and businesses also continues to rise, broad measures of inflation remain subdued, and, if the weather improves in 2013, that should help to bring food prices back down. While corporate profit growth has slowed, many U.S. companies still have strong balance sheets and continue to display the ability to both pay and increase dividends*.

While the so-called "fiscal cliff" scheduled to take effect at year-end dominated the media in December--and while no deal was struck before markets closed for the year--investors who owned financial assets like equities and high-yield corporate bonds generally enjoyed good returns in 2012. The Standard & Poor's 500 Index returned 16% in 2012, and the Bank of America Merrill Lynch High Yield Master II Index returned 15.6%. Meanwhile, the higher-quality Barclays Aggregate Bond Index gained 4.2% for the year, the safer-still Barclays Intermediate Treasuries Index returned 3.9%, and 3-month Treasury bills, generally regarded as essentially "risk free" by the markets, returned just 0.1% in 2012.

Despite generally improving economic conditions and positive market returns in 2012, investors still face daunting challenges in the year ahead, although we remain optimistic that the underlying economic trends are moving in the right direction. The year-end "fiscal cliff" deal did not eliminate the risk of further tax increases or spending cuts, nor did it eliminate the risk that the U.S. could face further downgrades to its credit rating from one or more of the major ratings agencies. The Federal Reserve Board continues to provide extraordinary support to the U.S. economy and the bond market, but will not do so indefinitely. Europe has made progress towards dampening its sovereign-debt crisis, but has not resolved the problem as yet; the region also was mired in a recession as 2012 drew to a close. In Asia, Japan continues to struggle with low economic growth,

*   Dividends are not guaranteed.

2 Pioneer Global Equity Fund | Semiannual Report | 2/28/13 deflation, high levels of debt, and an aging population. In the emerging markets, China and other developing economies, while generally in better shape than most "developed" markets, also face a range of ongoing challenges.

While most of the risks outlined above are widely recognized and may already be "priced in" to the market, we believe investors should continue to expect market volatility tied to these factors.

At Pioneer, we have long advocated the benefits of staying diversified* and investing for the long term. And while diversification alone does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

In 2013, Pioneer proudly celebrates its 85th anniversary. Since 1928, our investment teams have sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

* Diversification does not assure a profit nor protect against loss in a declining market.

                      Pioneer Global Equity Fund | Semiannual Report | 2/28/13 3

Portfolio Management Discussion | 2/28/13

In the following interview, Marco Pirondini, Head of Equities, U.S., at Pioneer and portfolio manager of Pioneer Global Equity Fund, discusses the factors that influenced the Fund's performance during the six-month period ended February 28, 2013. Mr. Pirondini and David Glazer, vice president and portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund. Mr. Glazer joined the firm on December 31, 2012, four months into the Fund's semiannual reporting period ended February 28, 2013.

Q   How did the Fund perform during the six months ended February 28, 2013?

A Pioneer Global Equity Fund's Class A shares returned 13.37% at net asset value during the six months ended February 28, 2013, while the Fund's benchmark, the Morgan Stanley Capital International (MSCI) World Index(1), returned 11.14%. During the same period, the average return of the 78 mutual funds in Lipper's Global Large Cap Core funds category was 12.13%.

Q How would you characterize the global equity markets during the six months ended February 28, 2013?

A During the past six months, global investors were encouraged by continued intervention from the European Central Bank in an attempt to stabilize the sovereign-debt situation in the euro zone. Market watchers also reacted positively to moves toward economic reform made by the Japanese government as well as new leadership for that country's central bank. New economic programs in Japan produced a major devaluation of the yen during the period and sparked a sharp equity rally there. In addition, global markets were aided by the U.S. Federal Reserve Board's accommodative monetary policies, which continued to drive investors into stocks and other "risk assets."

(1) The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Global Equity Fund | Semiannual Report | 2/28/13

Q   Would you review your overall investment approach in managing the Fund?

A We examine mid-and large-capitalization stocks worldwide, including those in the emerging markets. From there, we seek to build a diversified* portfolio. In selecting securities for the Fund's portfolio, we look for "growth at a reasonable price," and so there is a strong value component to our analysis of individual companies. We seek to invest the Fund's assets in companies that are not only benefiting from operating efficiencies, as reflected in factors that include increased market share and revenues, but that are also employing their capital efficiently. In particular, we look for strong free cash flow, because that usually provides companies with the flexibility to make share buybacks, reinvest in their businesses, make acquisitions and raise dividends**. We also look for stocks with attractive dividend yields as well as those trading at lower-than-market valuations.

    Finally, we attempt to assess not only the potential price gains for each stock in the portfolio, but also the potential for a decline in the stock's price if circumstances become unfavorable. We prefer stocks with the highest potential upsides relative to their downsides.

Q What investment strategies or individual securities most affected the Fund's performance, either positively or negatively, during the six months ended February 28, 2013?

A During the period, the Fund was well-positioned for the recovery in the equity markets, and both stock selection and sector allocation boosted performance. In terms of sector allocation, the Fund benefited from overweights to the financials and health care sectors and from an underweight to utility stocks.

    Regarding individual stock selection, the Fund's position in oil refining company Marathon Petroleum performed well during the period as many refiners benefited from low U.S. oil prices, which allowed the companies to export refined petroleum products at healthy margins. In addition, a Fund position in Philippine holding company Alliance Global - a large conglomerate with interests in food, beverage and real estate industries - posted healthy gains during the period based on the company's previous low valuation as well as robust growth in the Philippine economy. The Fund's holdings in Warnaco and Samsung Electronics also contributed strongly to performance during the six-month period.

* Diversification does not assure a profit nor protect against loss in a declining market.

**  Dividends are not guaranteed.

                      Pioneer Global Equity Fund | Semiannual Report | 2/28/13 5

    On the down side, Fund positions in Apple and Microsoft detracted from performance. The recent downturn in Apple's shares was particularly surprising to us given the company's continued success, but we see its reluctance to distribute to shareholders a portion of the $137 billion in cash on hand as a significant obstacle to continued positive stock performance.

Q What is your outlook and how is it reflected in the Fund's positioning as of February 28, 2013?

A We believe that the monetary policies of the world's central banks will continue to be extremely accommodative and thus supportive to global stock prices. The current environment of low short-term interest rates should stimulate investment and boost global growth in the second half of 2013. We view the excessive debt burdens of many countries participating in the global economy as the principal risk to continued growth, but we still believe that a positive growth scenario is more likely.

    Among the more defensive sectors, we have continued to favor health care stocks in the Fund's portfolio; in the more cyclical areas of the economy, we prefer financials and information technology issuers. The Fund also has significant exposure to the emerging and developing markets in Asia, based on what we view as the supportive demographics in those areas. In Japan, we have recently increased the Fund's positioning, in light of continued restructuring and reform by the new government. In Europe, the portfolio emphasizes global companies that trade at a discount to similar firms based in other regions of the world. Within the United States, the Fund is positioned with a tilt towards the more cyclical sectors to take advantage of the slow, but steady, U.S. economic recovery.

6 Pioneer Global Equity Fund | Semiannual Report | 2/28/13

Please refer to the Schedule of Investments on pages 16-24 for a full listing of fund securities.

Investing in foreign and/or emerging markets securities involves certain risks, including risks relating to interest rates, currency exchange rates, economic and political conditions.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of funds holding more securities.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

                      Pioneer Global Equity Fund | Semiannual Report | 2/28/13 7

Portfolio Summary | 2/28/13

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 23.1%
Health Care                                                                16.0%
Information Technology                                                     15.6%
Industrials                                                                11.5%
Energy                                                                     11.3%
Consumer Discretionary                                                      8.9%
Consumer Staples                                                            7.7%
Materials                                                                   2.9%
Telecommunication Services                                                  1.8%
Utilities                                                                   1.2%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

United States                                                              43.5%
Switzerland                                                                 6.7%
United Kingdom                                                              6.7%
Germany                                                                     5.6%
Japan                                                                       5.4%
China                                                                       4.6%
Thailand                                                                    2.9%
Republic of Korea                                                           2.2%
Hong Kong                                                                   2.0%
Indonesia                                                                   1.9%
Ireland                                                                     1.7%
France                                                                      1.5%
Netherlands                                                                 1.5%
Philippines                                                                 1.5%
Canada                                                                      1.4%
Russian Federation                                                          1.1%
Other (individually less than 1%)                                           9.8%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

 1.  Novartis AG                                                          3.14%
--------------------------------------------------------------------------------
 2.  Marathon Petroleum Corp.                                             2.51
--------------------------------------------------------------------------------
 3.  Samsung Electronics Co., Ltd. (G.D.R.)                               2.25
--------------------------------------------------------------------------------
 4.  The Goldman Sachs Group, Inc.                                        2.18
--------------------------------------------------------------------------------
 5.  PepsiCo, Inc.                                                        2.11
--------------------------------------------------------------------------------
 6.  3M Co.                                                               2.04
--------------------------------------------------------------------------------
 7.  International Business Machines Corp.                                2.03
--------------------------------------------------------------------------------
 8.  Oracle Corp.                                                         1.94
--------------------------------------------------------------------------------
 9.  Pfizer, Inc.                                                         1.89
--------------------------------------------------------------------------------
10.  Microsoft Corp.                                                      1.87
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8 Pioneer Global Equity Fund | Semiannual Report | 2/28/13

Prices and Distributions | 2/28/13

Net Asset Value per Share
--------------------------------------------------------------------------------
         Class                       2/28/13                     8/31/12
--------------------------------------------------------------------------------
           A                         $ 10.76                     $ 9.64
--------------------------------------------------------------------------------
           B                         $ 10.65                     $ 9.48
--------------------------------------------------------------------------------
           C                         $ 10.62                     $ 9.47
--------------------------------------------------------------------------------
           Y                         $ 10.79                     $ 9.69
--------------------------------------------------------------------------------

Distributions per Share: 9/1/12-2/28/13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Net
                      Investment            Short-Term          Long-Term
         Class          Income             Capital Gains      Capital Gains
--------------------------------------------------------------------------------
           A           $ 0.1590                $ --               $ --
--------------------------------------------------------------------------------
           B           $ 0.0527                $ --               $ --
--------------------------------------------------------------------------------
           C           $ 0.0677                $ --               $ --
--------------------------------------------------------------------------------
           Y           $ 0.2086                $ --               $ --
--------------------------------------------------------------------------------

The Morgan Stanley Capital International (MSCI) World Index measures the performance of stock markets in the developed world. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-13.

                      Pioneer Global Equity Fund | Semiannual Report | 2/28/13 9

Performance Update | 2/28/13                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global Equity Fund at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) World Index.

Average Annual Total Returns
(As of February 28, 2013)
--------------------------------------------------------------------------------
                                                Net Asset        Public Offering
Period                                          Value (NAV)      Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
12/15/2005                                      3.24%             2.39%
5 Years                                         0.01             -1.17
1 Year                                          9.95              3.60
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2012)
--------------------------------------------------------------------------------
                                                Gross            Net
--------------------------------------------------------------------------------
                                                1.72%            1.30%
--------------------------------------------------------------------------------

Value of $10,000 Investment

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                                  Pioneer Global       MSCI World
                                  Equity Fund          Index
12/31/2005                        $  9,425             $ 10,000
 2/28/2006                        $  9,840             $ 10,431
 2/28/2007                        $ 11,516             $ 12,085
 2/29/2008                        $ 11,861             $ 12,021
 2/28/2009                        $  6,400             $  6,357
 2/28/2010                        $  9,461             $  9,809
 2/28/2011                        $ 10,983             $ 11,934
 2/29/2012                        $ 10,795             $ 11,732
 2/28/2013                        $ 11,870             $ 12,987

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through January 1, 2014, for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer Global Equity Fund | Semiannual Report | 2/28/13

Performance Update | 2/28/13                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global Equity Fund, compared to that of the Morgan Stanley Capital International (MSCI) World Index.

Average Annual Total Returns
(As of February 28, 2013)
--------------------------------------------------------------------------------
                                               If                If
Period                                         Held              Redeemed
--------------------------------------------------------------------------------
Life-of-Class
12/15/2005                                      2.31%             2.31%
5 Years                                        -0.88             -0.88
1 Year                                          9.02              5.02
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2012)
--------------------------------------------------------------------------------
                                               Gross             Net
--------------------------------------------------------------------------------
                                               3.14%             2.20%
--------------------------------------------------------------------------------

Value of $10,000 Investment

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                                  Pioneer Global       MSCI World
                                  Equity Fund          Index
12/31/2005                        $ 10,000             $ 10,000
 2/28/2006                        $ 10,420             $ 10,431
 2/28/2007                        $ 12,087             $ 12,085
 2/29/2008                        $ 12,334             $ 12,021
 2/28/2009                        $  6,591             $  6,357
 2/28/2010                        $  9,661             $  9,809
 2/28/2011                        $ 11,114             $ 11,934
 2/29/2012                        $ 10,827             $ 11,732
 2/28/2013                        $ 11,803             $ 12,987

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through January 1, 2014, for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/13 11

Performance Update | 2/28/13                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global Equity Fund, compared to that of the Morgan Stanley Capital International (MSCI) World Index.

Average Annual Total Returns
(As of February 28, 2013)
--------------------------------------------------------------------------------
                                  If                   If
Period                            Held                 Redeemed
--------------------------------------------------------------------------------
Life-of-Class
12/15/2005                         2.31%                2.31%
5 Years                           -0.88                -0.88
1 Year                             8.99                 8.99
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2012)
--------------------------------------------------------------------------------
                                  Gross                Net
--------------------------------------------------------------------------------
                                  2.53%                2.20%
--------------------------------------------------------------------------------

Value of $10,000 Investment

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                                  Pioneer Global       MSCI World
                                  Equity Fund          Index
12/31/2005                        $ 10,000             $ 10,000
 2/28/2006                        $ 10,420             $ 10,431
 2/28/2007                        $ 12,077             $ 12,085
 2/29/2008                        $ 12,334             $ 12,021
 2/28/2009                        $  6,599             $  6,357
 2/28/2010                        $  9,667             $  9,809
 2/28/2011                        $ 11,130             $ 11,934
 2/29/2012                        $ 10,829             $ 11,732
 2/28/2013                        $ 11,802             $ 12,987

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through January 1, 2014, for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Global Equity Fund | Semiannual Report | 2/28/13

Performance Update | 2/28/13                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Global Equity Fund, compared to that of the Morgan Stanley Capital International (MSCI) World Index.

Average Annual Total Returns
(As of February 28, 2013)
--------------------------------------------------------------------------------
                                  If                   If
Period                            Held                 Redeemed
--------------------------------------------------------------------------------
Life-of-Class
12/15/2005                         3.54%                3.54%
5 Years                            0.44                 0.44
1 Year                            10.57                10.57
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2012)
--------------------------------------------------------------------------------
                                  Gross                Net
--------------------------------------------------------------------------------
                                  0.97%                0.80%
--------------------------------------------------------------------------------

Value of $5 Million Investment

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                                  Pioneer Global       MSCI World
                                  Equity Fund          Index
12/31/2005                        $ 5,000,000          $ 5,000,000
 2/28/2006                        $ 5,220,220          $ 5,215,491
 2/28/2007                        $ 6,109,747          $ 6,042,565
 2/29/2008                        $ 6,292,650          $ 6,010,513
 2/28/2009                        $ 3,395,293          $ 3,178,376
 2/28/2010                        $ 5,051,534          $ 4,904,248
 2/28/2011                        $ 5,896,117          $ 5,967,213
 2/29/2012                        $ 5,817,526          $ 5,866,078
 2/28/2013                        $ 6,432,100          $ 6,493,369

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of the Fund's Class Y shares on December 31, 2008 reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than the performance shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through January 1, 2014, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/13 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments and redemption fees.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Equity Fund

Based on actual returns from September 1, 2012, through February 28, 2013.

--------------------------------------------------------------------------------
Share Class                         A           B            C           Y
--------------------------------------------------------------------------------
Beginning Account              $1,000.00    $1,000.00    $1,000.00   $1,000.00
Value on 9/1/12
--------------------------------------------------------------------------------
Ending Account                 $1,133.70    $1,129.30    $1,129.00   $1,136.40
Value (after expenses)
on 2/28/13
--------------------------------------------------------------------------------
Expenses Paid                      $6.88       $11.61       $11.61       $4.24
During Period*
--------------------------------------------------------------------------------


* Expenses are equal to the Fund's annualized net expense ratio of 1.30%, 2.20%, 2.20% and 0.80% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

14 Pioneer Global Equity Fund | Semiannual Report | 2/28/13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Equity Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2012, through February 28, 2013.

--------------------------------------------------------------------------------
Share Class                          A           B            C           Y
--------------------------------------------------------------------------------
Beginning Account              $1,000.00    $1,000.00    $1,000.00   $1,000.00
Value on 9/1/12
--------------------------------------------------------------------------------
Ending Account                 $1,018.35    $1,013.88    $1,013.88   $1,020.83
Value (after expenses)
on 2/28/13
--------------------------------------------------------------------------------
Expenses Paid                      $6.51       $10.99       $10.99       $4.01
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.30%, 2.20%, 2.20% and 0.80% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/13 15

Schedule of Investments | 2/28/13 (unaudited)

--------------------------------------------------------------------------------------------------------
                Floating     S&P/Moody's
 Shares         Rate (b)     Ratings                                                      Value
--------------------------------------------------------------------------------------------------------
                                            PREFERRED STOCKS -- 0.1%
                                            MEDIA -- 0.1%
                                            Broadcasting -- 0.1%
        4,100                               ProSiebenSat.1 Media AG                       $      141,361
                                                                                          --------------
                                            Total Media                                   $      141,361
--------------------------------------------------------------------------------------------------------
                                            TOTAL PREFERRED STOCKS
                                            (Cost $140,776)                               $      141,361
--------------------------------------------------------------------------------------------------------
                                            COMMON STOCKS -- 98.9%
                                            ENERGY -- 11.3%
                                            Oil & Gas Drilling -- 1.3%
       30,400                               Ensco Plc                                     $    1,828,256
--------------------------------------------------------------------------------------------------------
                                            Oil & Gas Equipment & Services -- 1.4%
       47,400                               Halliburton Co.                               $    1,967,574
--------------------------------------------------------------------------------------------------------
                                            Integrated Oil & Gas -- 6.1%
      266,600                               BP Plc                                        $    1,795,520
       21,100                               Chevron Corp.                                      2,471,865
       28,000                               Eni S.p.A.                                           637,102
       25,200                               Lukoil OAO (A.D.R.)                                1,625,400
      131,300                               PTT PCL                                            1,542,891
       16,100                               Statoil ASA                                          399,389
                                                                                          --------------
                                                                                          $    8,472,167
--------------------------------------------------------------------------------------------------------
                                            Oil & Gas Refining & Marketing -- 2.5%
       42,100                               Marathon Petroleum Corp.*                     $    3,489,248
                                                                                          --------------
                                            Total Energy                                  $   15,757,245
--------------------------------------------------------------------------------------------------------
                                            MATERIALS -- 3.0%
                                            Diversified Chemicals -- 1.0%
       24,100                               LyondellBasell Industries NV                  $   1,412,742
--------------------------------------------------------------------------------------------------------
                                            Fertilizers & Agricultural Chemicals -- 0.8%
        3,500                               Monsanto Co.                                  $      353,605
       12,600                               The Mosaic Co.                                       737,604
                                                                                          --------------
                                                                                          $    1,091,209
--------------------------------------------------------------------------------------------------------
                                            Construction Materials -- 0.2%
       13,100                               CRH Plc                                       $      285,874
--------------------------------------------------------------------------------------------------------
                                            Metal & Glass Containers -- 0.5%
       13,400                               Greif, Inc.                                   $      681,658
--------------------------------------------------------------------------------------------------------
                                            Paper Products -- 0.5%
       15,800                               International Paper Co.                       $      695,358
                                                                                          --------------
                                            Total Materials                               $    4,166,841
--------------------------------------------------------------------------------------------------------
                                            CAPITAL GOODS -- 9.5%
                                            Aerospace & Defense -- 0.4%
        6,327                               United Technologies Corp.                     $      572,910
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Global Equity Fund | Semiannual Report | 2/28/13

--------------------------------------------------------------------------------------------------------
                Floating     S&P/Moody's
 Shares         Rate (b)     Ratings                                                      Value
--------------------------------------------------------------------------------------------------------
                                            Construction & Engineering -- 1.2%
       22,800                               ABB, Ltd.                                     $      518,369
       22,600                               KBR, Inc.                                            686,814
    3,016,500                               Surya Semesta Internusa Tbk PT                       468,313
                                                                                          --------------
                                                                                          $    1,673,496
--------------------------------------------------------------------------------------------------------
                                            Electrical Components & Equipment -- 1.0%
       15,800                               Rockwell Automation, Inc.                     $    1,427,372
--------------------------------------------------------------------------------------------------------
                                            Industrial Conglomerates -- 5.5%
       27,300                               3M Co.                                        $    2,839,200
    2,603,500                               Alliance Global Group, Inc.                        1,280,972
       86,400                               General Electric Co.                               2,006,208
      196,500                               John Keells Holdings Plc                             360,490
       97,300                               Shanghai Industrial Holdings, Ltd.                   317,220
        7,500                               Siemens AG                                           779,930
                                                                                          --------------
                                                                                          $    7,584,020
--------------------------------------------------------------------------------------------------------
                                            Construction & Farm Machinery & Heavy Trucks -- 1.4%
    1,901,000                               Nam Cheong, Ltd.                              $      397,921
       84,400                               The Manitowoc Co., Inc.                            1,563,088
                                                                                          --------------
                                                                                          $    1,961,009
                                                                                          --------------
                                            Total Capital Goods                           $   13,218,807
--------------------------------------------------------------------------------------------------------
                                            TRANSPORTATION -- 2.0%
                                            Airlines -- 0.5%
       25,800                               United Continental Holdings, Inc.*            $      689,118
--------------------------------------------------------------------------------------------------------
                                            Airport Services -- 0.5%
      986,000                               Beijing Capital International
                                            Airport Co., Ltd.                             $      774,509
--------------------------------------------------------------------------------------------------------
                                            Highways & Railtracks -- 1.0%
    2,445,300                               Yuexiu Transport Infrastructure, Ltd.         $    1,372,358
                                                                                          --------------
                                            Total Transportation                          $    2,835,985
--------------------------------------------------------------------------------------------------------
                                            AUTOMOBILES & COMPONENTS -- 2.7%
                                            Auto Parts & Equipment -- 0.9%
      299,686                               China XD Plastics Co., Ltd.*                  $    1,249,691
--------------------------------------------------------------------------------------------------------
                                            Tires & Rubber -- 1.2%
       46,700                               Bridgestone Corp.                             $    1,434,972
       21,800                               Pirelli & C. S.p.A.                                  253,366
                                                                                          --------------
                                                                                          $    1,688,338
--------------------------------------------------------------------------------------------------------
                                            Automobile Manufacturers -- 0.6%
        3,700                               Volkswagen AG                                 $      762,904
                                                                                          --------------
                                            Total Automobiles & Components                $    3,700,933
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/13 17

--------------------------------------------------------------------------------------------------------
                Floating     S&P/Moody's
 Shares         Rate (b)     Ratings                                                      Value
--------------------------------------------------------------------------------------------------------
                                            CONSUMER DURABLES & APPAREL -- 1.6%
                                            Apparel, Accessories & Luxury Goods -- 1.6%
        4,500                               Christian Dior SA                             $      751,502
        9,500                               Cie Financiere Richemont SA                          759,935
       29,200                               True Religion Apparel, Inc.                          779,348
                                                                                          --------------
                                                                                          $    2,290,785
                                                                                          --------------
                                            Total Consumer Durables & Apparel             $    2,290,785
--------------------------------------------------------------------------------------------------------
                                            CONSUMER SERVICES -- 1.2%
                                            Casinos & Gaming -- 1.2%
    1,842,200                               NagaCorp, Ltd.                                $    1,464,007
        4,700                               Tipp24 SE                                            269,703
                                                                                          --------------
                                                                                          $    1,733,710
                                                                                          --------------
                                            Total Consumer Services                       $    1,733,710
--------------------------------------------------------------------------------------------------------
                                            MEDIA -- 1.7%
                                            Advertising -- 0.1%
        2,500                               GFK SE                                        $      139,548
--------------------------------------------------------------------------------------------------------
                                            Broadcasting -- 0.8%
       21,000                               Time Warner, Inc.                             $    1,116,570
--------------------------------------------------------------------------------------------------------
                                            Movies & Entertainment -- 0.7%
       13,300                               The Walt Disney Co.                           $      726,047
        4,800                               Viacom, Inc. (Class B)                               280,608
                                                                                          --------------
                                                                                          $    1,006,655
--------------------------------------------------------------------------------------------------------
                                            Publishing -- 0.1%
        3,000                               Axel Springer AG                              $      141,498
                                                                                          --------------
                                            Total Media                                   $    2,404,271
--------------------------------------------------------------------------------------------------------
                                            RETAILING -- 1.6%
                                            Department Stores -- 1.0%
       34,900                               Macy's, Inc.                                  $    1,434,390
--------------------------------------------------------------------------------------------------------
                                            Apparel Retail -- 0.1%
        5,800                               Tom Tailor Holding AG*                        $      131,108
--------------------------------------------------------------------------------------------------------
                                            Home Improvement Retail -- 0.5%
        6,000                               Hornbach Baumarkt AG                          $      203,570
        6,500                               The Home Depot, Inc.                                 445,250
                                                                                          --------------
                                                                                          $      648,820
                                                                                          --------------
                                            Total Retailing                               $    2,214,318
--------------------------------------------------------------------------------------------------------
                                            FOOD & STAPLES RETAILING -- 1.7%
                                            Drug Retail -- 1.4%
       27,900                               CVS Caremark Corp.                            $    1,426,248
       14,300                               Walgreen Co.                                         585,442
                                                                                          --------------
                                                                                          $    2,011,690
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global Equity Fund | Semiannual Report | 2/28/13

---------------------------------------------------------------------------------------------------------
                Floating     S&P/Moody's
 Shares         Rate (b)     Ratings                                                      Value
---------------------------------------------------------------------------------------------------------
                                            Food Distributors -- 0.3%
       90,800                               Metcash, Ltd.                                 $      377,967
                                                                                          --------------
                                            Total Food & Staples Retailing                $    2,389,657
---------------------------------------------------------------------------------------------------------
                                            FOOD, BEVERAGE & TOBACCO -- 6.0%
                                            Brewers -- 0.5%
        7,400                               Anheuser-Busch InBev NV (A.D.R.)              $      695,526
---------------------------------------------------------------------------------------------------------
                                            Soft Drinks -- 2.7%
       24,300                               Coca-Cola Enterprises, Inc.                   $      869,454
       38,700                               PepsiCo, Inc.                                      2,932,299
                                                                                          --------------
                                                                                          $    3,801,753
---------------------------------------------------------------------------------------------------------
                                            Packaged Foods & Meats -- 0.8%
       15,000                               Nestle SA                                     $    1,047,424
---------------------------------------------------------------------------------------------------------
                                            Tobacco -- 2.0%
       34,600                               Imperial Tobacco Group Plc                    $    1,254,467
       40,000                               Japan Tobacco, Inc.                                1,261,733
        3,100                               Philip Morris International, Inc.                    284,425
                                                                                          --------------
                                                                                          $    2,800,625
                                                                                          --------------
                                            Total Food, Beverage & Tobacco                $    8,345,328
---------------------------------------------------------------------------------------------------------
                                            HEALTH CARE EQUIPMENT & SERVICES -- 2.0%
                                            Health Care Equipment -- 1.8%
       24,200                               Covidien Plc                                  $    1,538,394
       19,000                               Olympus Corp.                                        416,442
       11,900                               Terumo Corp.                                         522,165
                                                                                          --------------
                                                                                          $    2,477,001
---------------------------------------------------------------------------------------------------------
                                            Managed Health Care -- 0.2%
        5,200                               Humana, Inc.                                  $      354,952
                                                                                          --------------
                                            Total Health Care Equipment & Services        $    2,831,953
---------------------------------------------------------------------------------------------------------
                                            PHARMACEUTICALS, BIOTECHNOLOGY
                                            & LIFE SCIENCES -- 13.9%
                                            Biotechnology -- 8.8%
       27,600                               AstraZeneca Plc                               $    1,251,881
        9,600                               Bayer AG                                             951,423
       20,900                               Celgene Corp.*                                     2,156,462
       42,200                               GlaxoSmithKline Plc                                  930,347
       64,400                               Novartis AG                                        4,364,210
        5,200                               Roche Holding AG                                   1,186,292
       15,357                               Sanofi SA                                          1,450,776
                                                                                          --------------
                                                                                          $   12,291,391
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/13 19

---------------------------------------------------------------------------------------------------------
                Floating     S&P/Moody's
 Shares         Rate (b)     Ratings                                                      Value
---------------------------------------------------------------------------------------------------------
                                            Pharmaceuticals -- 4.3%
       10,300                               Jazz Pharmaceuticals Plc*                     $      599,254
       96,300                               Pfizer, Inc.                                       2,635,731
       19,000                               Salix Pharmaceuticals, Ltd.*                         928,150
       13,600                               Takeda Pharmaceutical Co., Ltd.                      703,303
       32,200                               Teva Pharmaceutical Industries,
                                            Ltd. (A.D.R.)                                      1,204,280
                                                                                          --------------
                                                                                          $    6,070,718
---------------------------------------------------------------------------------------------------------
                                            Life Sciences Tools & Services -- 0.8%
       15,300                               Thermo Fisher Scientific, Inc.                $    1,129,140
                                                                                          --------------
                                            Total Pharmaceuticals,
                                            Biotechnology & Life Sciences                 $   19,491,249
---------------------------------------------------------------------------------------------------------
                                            BANKS -- 12.0%
                                            Diversified Banks -- 11.5%
    2,769,000                               Bank Negara Indonesia Persero Tbk PT          $    1,316,991
    5,297,600                               Bank Pembangunan Daerah Jawa
                                            Barat Dan Banten Tbk PT                              667,981
    2,200,900                               China Construction Bank Corp.                      1,818,151
       79,800                               First Gulf Bank PJSC                                 294,464
    2,187,500                               Industrial & Commercial Bank of
                                            China, Ltd.                                        1,572,505
       39,000                               Itau Unibanco Holding SA (A.D.R.)                    688,740
    2,134,900                               Krung Thai Bank PCL                                1,827,764
        9,500                               National Australia Bank, Ltd.                        292,766
       60,100                               National Development Bank Plc                         68,320
       97,700                               Nordea Bank AB                                     1,127,627
       60,600                               Oversea-Chinese Banking Corp., Ltd.                  493,301
      355,200                               Philippine National Bank*                            906,419
       18,200                               Royal Bank of Canada, Inc.                         1,131,337
       41,793                               Sampath Bank Plc                                      76,680
       65,700                               Standard Chartered Plc                             1,785,581
       11,450                               The Toronto-Dominion Bank, Inc.                      943,327
       42,800                               Turkiye Halk Bankasi AS                              423,968
       43,800                               United Overseas Bank, Ltd.                           673,751
                                                                                          --------------
                                                                                          $   16,109,673
---------------------------------------------------------------------------------------------------------
                                            Regional Banks -- 0.5%
      318,000                               Shinsei Bank, Ltd.                            $      699,216
                                                                                          --------------
                                            Total Banks                                   $   16,808,889
---------------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 6.3%
                                            Other Diversified Financial Services -- 1.8%
       47,900                               Citigroup, Inc.                               $    2,010,363
       11,100                               Intercorp Financial Services, Inc.                   437,784
                                                                                          --------------
                                                                                          $    2,448,147
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global Equity Fund | Semiannual Report | 2/28/13

---------------------------------------------------------------------------------------------------------
                Floating     S&P/Moody's
 Shares         Rate (b)     Ratings                                                      Value
---------------------------------------------------------------------------------------------------------
                                            Multi-Sector Holdings -- 0.5%
      550,500                               First Pacific Co., Ltd.                       $      728,617
---------------------------------------------------------------------------------------------------------
                                            Specialized Finance -- 1.3%
       29,600                               Deutsche Boerse AG                            $    1,836,253
---------------------------------------------------------------------------------------------------------
                                            Asset Management &
                                            Custody Banks -- 0.5%
       22,800                               Ares Capital Corp.                            $      422,142
       10,300                               The Carlyle Group LP                                 326,304
                                                                                          --------------
                                                                                          $      748,446
---------------------------------------------------------------------------------------------------------
                                            Investment Banking & Brokerage -- 2.2%
       20,300                               The Goldman Sachs Group, Inc.                 $    3,040,128
                                                                                          --------------
                                            Total Diversified Financials                  $    8,801,591
---------------------------------------------------------------------------------------------------------
                                            INSURANCE -- 2.8%
                                            Multi-line Insurance -- 2.5%
       15,354                               Allianz SE                                    $    2,099,340
        5,400                               Zurich Insurance Group AG                          1,476,980
                                                                                          --------------
                                                                                          $    3,576,320
---------------------------------------------------------------------------------------------------------
                                            Reinsurance -- 0.3%
        2,100                               Muenchener Rueckversicherungs AG              $      377,156
                                                                                          --------------
                                            Total Insurance                               $    3,953,476
---------------------------------------------------------------------------------------------------------
                                            REAL ESTATE -- 1.6%
                                            Diversified REIT -- 0.5%
          600                               United Urban Investment Corp.                 $      788,275
---------------------------------------------------------------------------------------------------------
                                            Diversified Real Estate Activities -- 0.2%
    2,920,000                               Alam Sutera Realty Tbk PT                     $      280,862
---------------------------------------------------------------------------------------------------------
                                            Real Estate Development -- 0.9%
    1,267,600                               Asian Property Development PCL                $      437,748
      318,600                               Emaar Properties PJSC                                459,565
      426,900                               Supalai PCL                                          315,320
                                                                                          --------------
                                                                                          $    1,212,633
                                                                                          --------------
                                            Total Real Estate                             $    2,281,770
---------------------------------------------------------------------------------------------------------
                                            SOFTWARE & SERVICES -- 7.6%
                                            Internet Software & Services -- 1.8%
       29,800                               Tencent Holdings, Ltd.                        $    1,031,222
       69,400                               Yahoo!, Inc.*                                      1,478,914
                                                                                          --------------
                                                                                          $    2,510,136
---------------------------------------------------------------------------------------------------------
                                            IT Consulting & Other Services -- 2.0%
       14,100                               International Business Machines Corp.         $    2,831,703
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/13 21

---------------------------------------------------------------------------------------------------------
                Floating     S&P/Moody's
 Shares         Rate (b)     Ratings                                                      Value
---------------------------------------------------------------------------------------------------------
                                            Systems Software -- 3.8%
       93,819                               Microsoft Corp.                               $    2,608,168
       79,000                               Oracle Corp.                                       2,706,540
                                                                                          --------------
                                                                                          $    5,314,708
                                                                                          --------------
                                            Total Software & Services                     $   10,656,547
---------------------------------------------------------------------------------------------------------
                                            TECHNOLOGY HARDWARE & EQUIPMENT -- 4.3%
                                            Communications Equipment -- 0.9%
       60,300                               Cisco Systems, Inc.                           $    1,257,255
---------------------------------------------------------------------------------------------------------
                                            Computer Hardware -- 1.9%
        4,585                               Apple, Inc.                                   $    2,023,819
       33,300                               Hewlett-Packard Co.                                  670,662
                                                                                          --------------
                                                                                          $    2,694,481
---------------------------------------------------------------------------------------------------------
                                            Electronic Components -- 0.9%
       61,900                               Hoya Corp.                                    $    1,186,756
---------------------------------------------------------------------------------------------------------
                                            Electronic Manufacturing Services -- 0.2%
      100,400                               Hon Hai Precision Industry Co., Ltd.          $      278,994
---------------------------------------------------------------------------------------------------------
                                            Office Electronics -- 0.4%
       15,700                               Canon, Inc.                                   $      569,473
                                                                                          --------------
                                            Total Technology Hardware & Equipment         $    5,986,959
---------------------------------------------------------------------------------------------------------
                                            SEMICONDUCTORS &
                                            SEMICONDUCTOR EQUIPMENT -- 3.7%
                                            Semiconductors -- 3.7%
        4,200                               ams AG*                                       $      518,360
       13,300                               Maxim Integrated Products, Inc.                      414,694
        4,400                               Samsung Electronics Co., Ltd. (G.D.R.)             3,127,333
      100,000                               Taiwan Semiconductor Manufacturing
                                            Co., Ltd.                                            352,467
       18,700                               Xilinx, Inc.                                         696,949
                                                                                          --------------
                                                                                          $    5,109,803
                                                                                          --------------
                                            Total Semiconductors &
                                            Semiconductor Equipment                       $    5,109,803
---------------------------------------------------------------------------------------------------------
                                            TELECOMMUNICATION SERVICES -- 1.8%
                                            Alternative Carriers -- 0.5%
       22,200                               Ziggo NV                                      $      749,904
---------------------------------------------------------------------------------------------------------
                                            Integrated Telecommunication
                                            Services -- 0.9%
       23,600                               CenturyLink, Inc.                             $      818,212
      933,000                               PCCW, Ltd.                                           443,575
                                                                                          --------------
                                                                                          $    1,261,787
---------------------------------------------------------------------------------------------------------
                                            Wireless Telecommunication Services -- 0.4%
      203,500                               Vodafone Group Plc                            $      510,894
                                                                                          --------------
                                            Total Telecommunication Services              $    2,522,585
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global Equity Fund | Semiannual Report | 2/28/13

---------------------------------------------------------------------------------------------------------
                Floating     S&P/Moody's
 Shares         Rate (b)     Ratings                                                      Value
---------------------------------------------------------------------------------------------------------
                                            UTILITIES -- 0.6%
                                            Electric Utilities -- 0.6%
       28,800                               PPL Corp.                                     $      887,616
                                                                                          --------------
                                            Total Utilities                               $      887,616
---------------------------------------------------------------------------------------------------------
                                            TOTAL COMMON STOCKS
                                            (Cost $121,168,981)                           $  138,390,318
---------------------------------------------------------------------------------------------------------

 Principal
 Amount ($)
---------------------------------------------------------------------------------------------------------
                                            CORPORATE BONDS -- 0.3%
                                            BANKS -- 0.3%
                                            Diversified Banks -- 0.3%
 EURO 300,000         8.05        BB+/Ba2   Intesa Sanpaolo S.p.A.,
                                            Floating Rate Note (Perpetual)                $      366,207
                                                                                          --------------
                                            Total Banks                                   $      366,207
---------------------------------------------------------------------------------------------------------
                                            TOTAL CORPORATE BONDS
                                            (Cost $276,729)                               $      366,207
---------------------------------------------------------------------------------------------------------
                                            PURCHASED OPTIONS -- 0.0%+
          152                               S&P500 EMINI Option, Expires
                                            March 15 at $1520                             $      148,200
---------------------------------------------------------------------------------------------------------
                                            TOTAL PURCHASED OPTIONS
                                            (Cost $131,504)                               $      148,200
---------------------------------------------------------------------------------------------------------
                                            TOTAL INVESTMENT IN SECURITIES -- 99.3%
                                            (Cost $121,717,990) (a)                       $  139,046,086
---------------------------------------------------------------------------------------------------------
                                            WRITTEN OPTIONS -- (0.0)%+
          (76)                              S&P500 EMINI Option,
                                            Expires March 15 at $1520
                                            (Cost $(65,752))                              $      (74,100)
---------------------------------------------------------------------------------------------------------
                                            OTHER ASSETS & LIABILITIES -- 0.7%            $      931,842
---------------------------------------------------------------------------------------------------------
                                            TOTAL NET ASSETS -- 100.0%                    $  139,903,828
=========================================================================================================

*           Non-income producing security.
+           Amount rounds to less than 0.1% or (0.1)%.
(A.D.R.)    American Depositary Receipts.
(G.D.R.)    Global Depositary Receipts.
REIT        Real Estate Investment Trust.
(Perpetual) Security with no stated maturity date.

(a) At February 28, 2013, the net unrealized gain on investments based on cost for federal income tax purposes of $123,134,756 was as follows:

                Aggregate  gross  unrealized  gain  for  all investments in which
                   there is an excess of value over tax cost                       $ 17,928,826
                Aggregate gross unrealized loss for all investments in which
                   there is an excess of tax cost over value                         (2,017,496)
                                                                                   ------------
                Net unrealized gain                                                $ 15,911,330
                                                                                   ============

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/13 23

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

Principal  amounts are denominated in U.S. Dollars unless otherwise noted:

EURO           Euro

Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 28, 2013 aggregated $94,437,956 and $90,654,141, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of February 28, 2013, in valuing the Fund's investments:

----------------------------------------------------------------------------------
                              Level 1        Level 2       Level 3   Total
----------------------------------------------------------------------------------
Preferred Stock               $         --   $   141,361   $ --      $    141,361
Common Stocks (U.S.)            73,376,554            --     --        73,376,554
Common Stocks (Foreign)                 --    65,013,764     --        65,013,764
Corporate Bonds                         --       366,207     --           366,207
Purchased Options                  148,200            --     --           148,200
----------------------------------------------------------------------------------
Total                         $ 73,524,754   $65,521,332   $ --      $139,046,086
==================================================================================
Other Financial Instruments:
Forward Foreign Currency
  Settlement Contracts        $         --   $      (126)  $ --      $       (126)
Written Options                    (74,100)           --     --           (74,100)
----------------------------------------------------------------------------------
Total                         $    (74,100)  $      (126)  $ --      $    (74,226)
==================================================================================

During the six months ended February 28, 2013, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global Equity Fund | Semiannual Report | 2/28/13

Statement of Assets and Liabilities | 2/28/13 (unaudited)

ASSETS:
  Investment in securities (cost $121,717,990)                               $139,046,086
  Cash                                                                          2,975,516
  Foreign currencies, at value (cost $312,081)                                    314,282
  Receivables --
     Investment securities sold                                                 2,229,927
     Fund shares sold                                                              34,874
     Dividends and foreign taxes withheld                                         549,992
     Interest                                                                      21,944
     Due from Pioneer Investment Management, Inc.                                   6,840
  Other                                                                            30,597
-------------------------------------------------------------------------------------------
         Total assets                                                        $145,210,058
===========================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                         $  5,019,971
     Fund shares repurchased                                                       58,570
  Written options (premiums received $65,752)                                      74,100
  Unrealized depreciation on forward foreign currency settlement contracts            126
  Due to affiliates                                                                45,698
  Accrued expenses                                                                107,765
-------------------------------------------------------------------------------------------
         Total liabilities                                                   $  5,306,230
===========================================================================================
NET ASSETS:
  Paid-in capital                                                            $181,271,808
  Distributions in excess of net investment income                                (17,402)
  Accumulated net realized loss on investments and foreign currency
     transactions                                                             (58,669,530)
  Net unrealized gain on investments                                           17,328,096
  Net unrealized loss on other assets and liabilities denominated in
     foreign currencies                                                              (796)
  Net unrealized loss on written options                                           (8,348)
-------------------------------------------------------------------------------------------
         Total net assets                                                    $139,903,828
===========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $62,058,581/5,765,069 shares)                            $      10.76
  Class B (based on $2,756,149/258,890 shares)                               $      10.65
  Class C (based on $6,228,973/586,315 shares)                               $      10.62
  Class Y (based on $68,860,125/6,380,701 shares)                            $      10.79
MAXIMUM OFFERING PRICE:
  Class A ($10.76 (divided by) 94.25%)                                       $      11.42
===========================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/13 25

Statement of Operations (unaudited)

For the Six Months Ended 2/28/13

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $69,699)        $ 1,435,685
  Interest                                                         40,733
------------------------------------------------------------------------------------------
         Total investment income                                             $  1,476,418
==========================================================================================
EXPENSES:
  Management fees                                             $   493,427
  Transfer agent fees
     Class A                                                       93,493
     Class B                                                       13,587
     Class C                                                        9,650
     Class Y                                                          278
  Distribution fees
     Class A                                                       73,604
     Class B                                                       13,836
     Class C                                                       29,549
  Shareholder communications expense                               39,290
  Administrative reimbursements                                    32,155
  Custodian fees                                                   24,607
  Registration fees                                                31,860
  Professional fees                                                21,579
  Printing expense                                                 10,414
  Fees and expenses of nonaffiliated Trustees                       3,144
------------------------------------------------------------------------------------------
     Total expenses                                                          $    890,473
     Less fees waived and expenses reimbursed by Pioneer
        Investment Management, Inc.                                              (155,599)
------------------------------------------------------------------------------------------
     Net expenses                                                            $    734,874
------------------------------------------------------------------------------------------
        Net investment income                                                $    741,544
------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES,
WRITTEN OPTIONS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on:
     Investments                                              $ 4,397,529
     Futures contracts                                             16,766
     Forward foreign currency contracts and other assets and
        liabilities denominated in foreign currencies             771,404    $  5,185,699
------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
     Investments                                              $ 8,417,571
     Futures contracts                                             54,500
     Written options                                               (8,348)
     Forward foreign currency contracts and other assets and
        liabilities denominated in foreign currencies            (100,310)   $  8,363,413
------------------------------------------------------------------------------------------
  Net gain on investments and foreign currency transactions                  $ 13,549,112
------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                       $ 14,290,656
==========================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global Equity Fund | Semiannual Report | 2/28/13

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------
                                                                Six Months
                                                                Ended
                                                                2/28/13        Year Ended
                                                                (unaudited)    8/31/11
--------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                           $    741,544   $  2,353,814
Net realized gain (loss) on investments, futures and foreign
  currency transactions                                            5,185,699    (10,192,850)
Change in net unrealized gain on investments, futures, written
  options and foreign currency transactions                        8,363,413     13,732,398
--------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations      $ 14,290,656   $  5,893,362
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.16 and $0.13 per share, respectively)         $   (917,101)  $   (808,115)
      Class B ($0.05 and $0.02 per share, respectively)              (14,372)        (6,659)
      Class C ($0.07 and $0.03 per share, respectively)              (39,684)       (20,815)
      Class Y ($0.21 and $0.18 per share, respectively)           (1,319,981)    (1,109,955)
--------------------------------------------------------------------------------------------
         Total distributions to shareowners                     $ (2,291,138)  $ (1,945,544)
--------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                    $  8,832,480   $  8,241,391
Reinvestment of distributions                                        948,195        823,564
Cost of shares repurchased                                        (7,581,517)   (18,550,214)
--------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from
         Fund share transactions                                $  2,199,158   $ (9,485,259)
--------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                     $ 14,198,676   $ (5,537,441)
NET ASSETS:
Beginning of year                                                125,705,152    131,242,593
--------------------------------------------------------------------------------------------
End of year                                                     $139,903,828   $125,705,152
============================================================================================
Undistributed (distributions in excess of) net
   investment income                                            $    (17,402)  $  1,532,192
============================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/13 27

------------------------------------------------------------------------------------------------
                                   '13 Shares     '13 Amount
                                   (unaudited)    (unaudited)       '12 Shares     '12 Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                           302,140     $  3,103,246         353,272     $  3,701,073
Reinvestment of distributions          87,870          888,369          88,144          774,789
Less shares repurchased              (534,110)      (5,475,659)     (1,083,925)     (10,114,432)
------------------------------------------------------------------------------------------------
      Net decrease                   (144,100)    $ (1,484,044)       (642,509)    $ (5,638,570)
================================================================================================
Class B
Shares sold or exchanged               12,879     $    128,612          18,790     $    195,120
Reinvestment of distributions           1,414           14,158             749            6,512
Less shares repurchased               (54,842)        (546,616)       (179,983)      (1,638,775)
------------------------------------------------------------------------------------------------
      Net decrease                    (40,549)    $   (403,846)       (160,444)    $ (1,437,143)
================================================================================================
Class C
Shares sold                            42,067     $    422,444         109,039     $  1,039,083
Reinvestment of distributions           3,737           37,334           2,206           19,171
Less shares repurchased               (59,329)        (595,552)       (219,894)      (1,992,027)
------------------------------------------------------------------------------------------------
      Net decrease                    (13,525)    $   (135,774)       (108,649)    $   (933,773)
================================================================================================
Class Y
Shares sold                           256,495     $  5,178,178         305,575     $  3,306,115
Reinvestment of distributions             823            8,334           2,624           23,092
Less shares repurchased               (92,244)        (963,690)       (524,778)      (4,804,980)
------------------------------------------------------------------------------------------------
      Net increase (decrease)         165,074     $  4,222,822        (216,579)    $ (1,475,773)
================================================================================================

The accompanying notes are an integral part of these financial statements.

28 Pioneer Global Equity Fund | Semiannual Report | 2/28/13

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended       Year      Year      Year       Year       Year
                                                             2/28/13     Ended     Ended     Ended      Ended      Ended
                                                             (unaudited) 8/31/12   8/31/11   8/31/10    8/31/09    8/31/08
-----------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $  9.64     $  9.27   $  8.44   $  8.56    $ 10.42    $ 12.53
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                     $  0.05     $  0.17   $  0.13   $  0.08    $  0.07    $  0.14
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                         1.23        0.33      0.76     (0.17)     (1.76)     (1.38)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  1.28     $  0.50   $  0.89   $ (0.09)   $ (1.69)   $ (1.24)
-----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                       (0.16)      (0.13)    (0.06)    (0.03)     (0.17)     (0.11)
   Net realized gain                                              --          --        --        --         --      (0.76)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.16)    $ (0.13)  $ (0.06)  $ (0.03)   $ (0.17)   $ (0.87)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  1.12     $  0.37   $  0.83   $ (0.12)   $ (1.86)   $ (2.11)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 10.76     $  9.64   $  9.27   $  8.44    $  8.56    $ 10.42
=============================================================================================================================
Total return*                                                  13.37%       5.50%    10.48%    (1.13)%   (15.83)%   (10.68)%
Ratio of net expenses to average net assets+                    1.30%**     1.30%     1.30%     1.30%      1.30%      1.31%
Ratio of net investment income to average net assets+           0.94%**     1.71%     1.23%     0.82%      0.69%      1.30%
Portfolio turnover rate                                          140%        152%      194%      114%       120%       137%
Net assets, end of period (in thousands)                     $62,059     $56,970   $60,701   $61,466    $70,718    $ 3,060
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               1.61%**     1.72%     1.67%     1.71%      2.25%      4.61%
   Net investment income (loss)                                 0.63%**     1.29%     0.86%     0.41%     (0.26)%    (2.00)%
Ratios with waiver of fees by the Adviser and reduction for
   fees paid indirectly:
   Net expenses                                                 1.30%**     1.30%     1.30%     1.30%      1.30%      1.30%
   Net investment income                                        0.94%**     1.71%     1.23%     0.82%      0.69%      1.31%
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/13 29

-----------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended       Year       Year     Year         Year       Year
                                                             2/28/13     Ended      Ended    Ended        Ended      Ended
                                                             (unaudited) 8/31/12    8/31/11  8/31/10      8/31/09    8/31/08
-----------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                         $  9.48     $  9.08   $  8.30   $   8.47     $ 10.28    $ 12.37
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.02     $  0.16   $  0.07       0.00(a)  $ (0.02)   $  0.03
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                         1.20        0.26      0.71      (0.17)      (1.70)     (1.36)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  1.22     $  0.42   $  0.78   $  (0.17)    $ (1.72)   $ (1.33)
-----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                       (0.05)      (0.02)       --         --       (0.09)        --
   Net realized gain                                              --          --        --         --          --      (0.76)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.05)    $ (0.02)  $    --   $     --     $ (0.09)   $ (0.76)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  1.17     $  0.40   $  0.78   $  (0.17)    $ (1.81)   $ (2.09)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 10.65     $  9.48   $  9.08   $   8.30     $  8.47    $ 10.28
=============================================================================================================================
Total return*                                                  12.93%       4.60%     9.40%     (2.01)%    (16.57)%   (11.46)%
Ratio of net expenses to average net assets+                    2.20%**     2.20%     2.20%      2.20%       2.20%      2.21%
Ratio of net investment income (loss) to average net assets+    0.02%**     0.79%     0.29%     (0.11)%     (0.01)%     0.41%
Portfolio turnover rate                                          140%        152%      194%       114%        120%       137%
Net assets, end of period (in thousands)                     $ 2,756     $ 2,838   $ 4,175   $  5,587     $ 7,994    $ 1,403
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               3.06%**     3.14%     2.97%      2.93%       4.14%      5.37%
   Net investment loss                                         (0.84)%**   (0.15)%   (0.49)%    (0.84)%     (1.95)%    (2.75)%
Ratios with waiver of fees by the Adviser and reduction for
   fees paid indirectly:
   Net expenses                                                 2.20%**     2.20%     2.20%      2.20%       2.20%      2.20%
   Net investment income (loss)                                 0.02%**     0.79%     0.29%     (0.11)%     (0.01)%     0.42%
=============================================================================================================================

(a) Amount rounds to less than $0.01 per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global Equity Fund | Semiannual Report | 2/28/13

-----------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended       Year      Year     Year        Year        Year
                                                             2/28/13     Ended     Ended    Ended       Ended       Ended
                                                             (unaudited) 8/31/12   8/31/11  8/31/10     8/31/09     8/31/08
-----------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $  9.47     $  9.09   $  8.31  $   8.48    $ 10.26     $ 12.39
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                 0.00(b)  $  0.10   $  0.04  $   0.00(b) $ (0.04)    $  0.03
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                         1.22        0.31      0.74     (0.17)     (1.68)      (1.36)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  1.22     $  0.41   $  0.78  $  (0.17)   $ (1.72)    $ (1.33)
-----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                       (0.07)      (0.03)       --        --      (0.06)      (0.04)
   Net realized gain                                              --          --        --        --         --       (0.76)
-----------------------------------------------------------------------------------------------------------------------------
 Total distributions                                         $ (0.07)    $ (0.03)  $    --  $     --    $ (0.06)    $ (0.80)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  1.15     $  0.38   $  0.78  $  (0.17)   $ (1.78)    $ (2.13)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 10.62     $  9.47   $  9.09  $   8.31    $  8.48     $ 10.26
=============================================================================================================================
Total return*                                                  12.90%       4.56%     9.39%    (2.00)%   (16.58)%    (11.47)%
Ratio of net expenses to average net assets+                    2.20%**     2.20%     2.20%     2.20%      2.20%       2.21%
Ratio of net investment income (loss) to average net assets+    0.04%**     0.82%     0.35%    (0.07)%     0.00%(a)    0.35%
Portfolio turnover rate                                          140%        152%      194%      114%       120%        137%
Net assets, end of period (in thousands)                     $ 6,229     $ 5,682   $ 6,439  $  6,118    $ 6,910     $   818
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               2.47%**     2.53%     2.48%     2.54%      3.76%       5.45%
   Net investment income (loss)                                (0.23)%**    0.49%     0.07%    (0.41)%    (1.56)%     (2.89)%
Ratios with waiver of fees by the Adviser and reduction for
   fees paid indirectly:
   Net expenses                                                 2.20%**     2.20%     2.20%     2.20%      2.20%       2.20%
   Net investment income (loss)                                 0.04%**     0.82%     0.35%    (0.07)%     0.00%(a)    0.36%
=============================================================================================================================

(a) Amount rounds to less than 0.01%.
(b) Amount rounds to less than $0.01 per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/13 31

------------------------------------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended       Year      Year      Year       12/31/08 (a)
                                                               2/28/13     Ended     Ended     Ended      to
                                                               (unaudited) 8/31/12   8/31/11   8/31/10    8/31/09
------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                           $  9.69     $  9.32   $  8.49   $  8.59    $  7.25
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                       $  0.07     $  0.21   $  0.18   $  0.12    $  0.06
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                           1.24        0.34      0.76     (0.17)      1.28
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $  1.31     $  0.55   $  0.94   $ (0.05)   $  1.34
------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                         (0.21)      (0.18)    (0.11)    (0.05)        --
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $  1.10     $  0.37   $  0.83   $ (0.10)   $  1.34
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 10.79     $  9.69   $  9.32   $  8.49    $  8.59
========================================================================================================================
Total return*                                                    13.64%       6.09%    10.96%    (0.59)%    18.48%(b)
Ratio of net expenses to average net assets+                      0.80%**     0.80%     0.80%     0.80%      0.80%**
Ratio of net investment income to average net assets+             1.44%**     2.22%     1.74%     1.33%      2.57%**
Portfolio turnover rate                                            140%        152%      194%      114%       120%
Net assets, end of period (in thousands)                       $68,860     $60,214   $59,927   $58,692    $60,071
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                 0.94%**     0.97%     0.95%     0.96%      1.10%**
   Net investment income                                          1.30%**     2.05%     1.59%     1.17%      2.27%**
Ratios with waiver of fees by the Adviser and reduction for
   fees paid indirectly:
   Net expenses                                                   0.80%**     0.80%     0.80%     0.80%      0.80%**
   Net investment income                                          1.44%**     2.22%     1.74%     1.33%      2.57%**
========================================================================================================================

(a) Class Y shares were first publicly offered on December 31, 2008.

(b) Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Global Equity Fund | Semiannual Report | 2/28/13

Notes to Financial Statements | 2/28/13 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Global Equity Fund, formerly Pioneer Global Select Equity Fund (the
Fund), is one of four portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund commenced operations on December 15, 2005. The Fund's investment objective is to seek long-term capital growth.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Class Y shares were first publicly offered on December 31, 2008. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/13 33

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued using the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at their net asset value.

    The Fund invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Board of Trustees of the Fund has determined that daily adjustments to the valuation of securities of non-U.S. issuers by utilizing an independent pricing service that supplies an appropriate fair value factor is appropriate for the Fund.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

34 Pioneer Global Equity Fund | Semiannual Report | 2/28/13

    At February 28, 2013, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of February 28, 2013, the Fund did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the Fund's fiscal year. The tax character of distributions paid during the year ended August 31, 2012 was as follows:

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/13 35

    ----------------------------------------------------------------------------
                                                                            2012
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                                 $  1,945,544
    ----------------------------------------------------------------------------
         Total                                                      $  1,945,544
    ============================================================================

    The following shows the components of distributable earnings on a federal income tax basis at August 31, 2012:

    ----------------------------------------------------------------------------
                                                                            2012
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                  $  1,638,083
    Capital loss carryforward                                       (62,491,830)
    Unrealized appreciation                                           7,486,249
    ----------------------------------------------------------------------------
          Total                                                    $(53,367,498)
    ============================================================================

    The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales, the mark-to-market of foreign currency contracts and futures contracts and adjustments on partnerships.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $2,715 in underwriting commissions on the sale of Class A shares during the six months ended February 28, 2013.

D.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates. Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

36 Pioneer Global Equity Fund | Semiannual Report | 2/28/13

E.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

F.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G.  Risks

    Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/13 37

H.  Futures Contracts

    The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. The average number of contracts open during the six months ended February 28, 2013 was
    13. There were no open futures contracts at February 28, 2013.

I.  Purchased Options

    Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized gains or losses are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The average number of contracts open during the six months ended February 28, 2013 was 30. Purchased option contracts outstanding at period end are listed at the end of the Fund's schedule of investments.

38 Pioneer Global Equity Fund | Semiannual Report | 2/28/13

J.  Option Writing

    When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

    Transactions in written call options for the six months ended February 28, 2013 are summarized as follows:

    ----------------------------------------------------------------------------
                                                   Number of       Premiums
                                                   Contracts       Received
    ----------------------------------------------------------------------------
    Options outstanding at beginning of period           --        $       --
    Options opened                                       76            65,752
    Options exercised                                    --                --
    Options closed                                       --                --
    Options expired                                      --                --
    ----------------------------------------------------------------------------
    Options outstanding at end of period                 76        $   65,752
    ----------------------------------------------------------------------------

2.  Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.75% of the Fund's average daily net assets up to $500 million, 0.70% of the next $500 million and 0.65% on assets over $1 billion. For the six months ended February 28, 2013, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.75% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.30%, 2.20%, 2.20%, and 0.80% of the average daily net assets attributable to Class A, Class B, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the six months ended February 28, 2013 are reflected on the Statement of Operations. These expense limitations are in effect through January 1, 2014. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/13 39

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $17,570 in management fees, administrative costs and certain other reimbursements payable to PIM at February 28, 2013.

Effective March 5, 2012, PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administrator and accounting services to the Fund.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

For the six months ended February 28, 2013, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                  $30,575
Class B                                                                    2,046
Class C                                                                    6,177
Class Y                                                                      492
--------------------------------------------------------------------------------
  Total:                                                                 $39,290
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $26,796 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at February 28, 2013.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and

40 Pioneer Global Equity Fund | Semiannual Report | 2/28/13

Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,332 in distribution fees payable to PFD at February 28, 2013.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended February 28, 2013, CDSCs in the amount of $1,417 were paid to PFD.

5. Expense Offsets Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended February 28, 2013, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At February 28, 2013, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The Fund's gross forward currency settlement contracts receivable and payable were $837,219 and $837,345 respectively, resulting in a net payable of $126. The average value of settlement contracts open during the six months ended February 28, 2013 was $1,037,542. At February 28, 2013, the Fund had no outstanding portfolio hedges. The average value of portfolio hedges open during the six months ended February 28, 2013 was $21,413,501.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/13 41

7.  Additional Disclosures about Derivative Instruments and Hedging Activities

Values of derivative instruments as of February 28, 2013 were as follows:

--------------------------------------------------------------------------------
Derivatives Not
Accounted for as
Hedging Instruments         Asset Derivatives 2013  Liabilities Derivatives 2013
Under Accounting            ----------------------- ----------------------------
Standards Codification      Balance Sheet           Balance Sheet
(ASC) 815                   Location      Value     Location       Value
--------------------------------------------------------------------------------
Forward Foreign Currency
  Settlement Contracts*     Receivables   $ --      Payables       $     126
Written Options             Receivables   $ --      Payables          74,100
--------------------------------------------------------------------------------
     Total                                $ --                     $  74,226
--------------------------------------------------------------------------------

* Forward Foreign Currency Settlement Contracts are shown as a net payable on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six months ended February 28, 2013 was as follows:

---------------------------------------------------------------------------------------------------
 Derivatives Not                                                                     Change in
 Accounted for as                                                   Realized Gain    Unrealized
 Hedging Instruments                                                or (Loss) on     Gain or (Loss)
 Under Accounting           Location of Gain or (Loss)              Derivatives      on Derivatives
 Standards Codification     on Derivatives Recognized               Recognized       Recognized
 (ASC) 815                  in Income                               in Income        in Income
---------------------------------------------------------------------------------------------------
 Forward Foreign            Change in unrealized gain (loss)
  Currency Settlement       on forward foreign currency
  Contracts                 contracts and other assets and
                            liabilities denominated in
                            foreign currencies                                       $  (12,281)

 Forward Foreign            Net realized gain (loss) on forward
  Currency Portfolio        foreign currency contracts and
  Hedge Contracts           other assets and liabilities
                            denominated in foreign currencies       $869,865

 Forward Foreign            Change in unrealized gain (loss)
  Currency Portfolio        on forward foreign currency contracts
  Hedge Contracts           and other assets and liabilities
                            denominated in foreign currencies                        $ (107,024)

 Futures Contracts          Net realized gain on futures
                            contracts                               $ 16,766

 Futures Contracts          Change in net unrealized gain on
                            futures contracts                                        $   54,500

 Written Options            Change in net unrealized loss on
                            written options                                          $   (8,348)

42 Pioneer Global Equity Fund | Semiannual Report | 2/28/13

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Global Equity Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2012 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2012, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2012 and September 2012. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2012 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 13, 2012, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/13 43

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the second quintile of its Morningstar category for the one year period ended June 30, 2012, in the fifth quintile of its Morningstar category for the three year period ended June 30, 2012, and in the fourth quintile of its Morningstar category for the five year period ended June 30, 2012. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees discussed the Fund's performance record. They noted the recent improvement in the Fund's performance and indicated that they were satisfied with the discussions with PIM with respect to the Fund's performance.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2012 was in the first quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered

44 Pioneer Global Equity Fund | Semiannual Report | 2/28/13 that the Fund's expense ratio for the twelve months ended June 30, 2012 was in the second quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/13 45

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Fund and to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

46 Pioneer Global Equity Fund | Semiannual Report | 2/28/13

Trustees, Officers and Service Providers

Trustees                               Officers
Thomas J. Perna, Chairman              John F. Cogan, Jr., President*
David R. Bock                          Daniel K. Kingsbury, Executive
John F. Cogan, Jr.                        Vice President
Benjamin M. Friedman                   Mark E.  Bradley,  Treasurer**
Margaret B.W. Graham                   Christopher J. Kelley, Secretary
Daniel  K.  Kingsbury
Marguerite A. Piret
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*   Chief Executive Officer of the Fund.

**  Chief Financial and Accounting Officer of the Fund.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/13 47

                           This page for your notes.

48 Pioneer Global Equity Fund | Semiannual Report | 2/28/13

                           This page for your notes.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/13 49

                           This page for your notes.

50 Pioneer Global Equity Fund | Semiannual Report | 2/28/13

                           This page for your notes.

Pioneer Global Equity Fund | Semiannual Report | 2/28/13   51

                           This page for your notes.

52 Pioneer Global Equity Fund | Semiannual Report | 2/28/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 19129-07-0413

                      Pioneer High Income
                      Municipal Fund

--------------------------------------------------------------------------------
                      Semiannual Report | February 28, 2013
--------------------------------------------------------------------------------

                      Ticker Symbols:

                      Class A     PIMAX
                      Class C     HICMX
                      Class Y     HIMYX

                      [LOGO] PIONEER
                             Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             8

Prices and Distributions                                                      9

Performance Update                                                           10

Comparing Ongoing Fund Expenses                                              13

Schedule of Investments                                                      15

Financial Statements                                                         26

Notes to Financial Statements                                                33

Approval of Investment Advisory Agreement                                    40

Trustees, Officers and Service Providers                                     44

              Pioneer High Income Municipal Fund | Semiannual Report | 2/28/13 1

President's Letter

Dear Shareowner,

Pioneer has been cautiously optimistic about the U.S. economy from the start of the year, and the data continues to be encouraging. Employment continues to rise, albeit slowly, and we believe it should continue to do so in 2013, barring a negative shock to the system. The housing and auto sectors continue to recover, benefiting from record-low interest rates. Banks' willingness to lend to consumers and businesses also continues to rise, broad measures of inflation remain subdued, and, if the weather improves in 2013, that should help to bring food prices back down. While corporate profit growth has slowed, many U.S. companies still have strong balance sheets and continue to display the ability to both pay and increase dividends*.

While the so-called "fiscal cliff" scheduled to take effect at year-end dominated the media in December--and while no deal was struck before markets closed for the year--investors who owned financial assets like equities and high-yield corporate bonds generally enjoyed good returns in 2012. The Standard & Poor's 500 Index returned 16% in 2012, and the Bank of America Merrill Lynch High Yield Master II Index returned 15.6%. Meanwhile, the higher-quality Barclays Aggregate Bond Index gained 4.2% for the year, the safer-still Barclays Intermediate Treasuries Index returned 3.9%, and 3-month Treasury bills, generally regarded as essentially "risk free" by the markets, returned just 0.1% in 2012.

Despite generally improving economic conditions and positive market returns in 2012, investors still face daunting challenges in the year ahead, although we remain optimistic that the underlying economic trends are moving in the right direction. The year-end "fiscal cliff" deal did not eliminate the risk of further tax increases or spending cuts, nor did it eliminate the risk that the U.S. could face further downgrades to its credit rating from one or more of the major ratings agencies. The Federal Reserve Board continues to provide extraordinary support to the U.S. economy and the bond market, but will not do so indefinitely. Europe has made progress towards dampening its sovereign-debt crisis, but has not resolved the problem as yet; the region also was mired in a recession as 2012 drew to a close. In Asia, Japan continues to struggle with low economic growth,

*   Dividends are not guaranteed.

2 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/13 deflation, high levels of debt, and an aging population. In the emerging markets, China and other developing economies, while generally in better shape than most "developed" markets, also face a range of ongoing challenges.

While most of the risks outlined above are widely recognized and may already be "priced in" to the market, we believe investors should continue to expect market volatility tied to these factors.

At Pioneer, we have long advocated the benefits of staying diversified* and investing for the long term. And while diversification alone does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

In 2013, Pioneer proudly celebrates its 85th anniversary. Since 1928, our investment teams have sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

* Diversification does not assure a profit or protect against loss in a declining market.

              Pioneer High Income Municipal Fund | Semiannual Report | 2/28/13 3

Portfolio Management Discussion | 2/28/13

The environment for investing in high-yield municipal bonds remained robust over virtually the entire six-month period ended on February 28, 2013. In the following interview, Timothy Pynchon, senior vice president at Pioneer and lead portfolio manager of Pioneer High Income Municipal Fund, discusses the factors that affected the municipal bond market and influenced the performance of the Fund over the six-month period. Mr. Pynchon is responsible for the day-to-day management of the Fund and is supported by David Eurkus, senior vice president at Pioneer.

Q   How did the Fund perform during the six months ended February 28, 2013?

A Pioneer High Income Municipal Fund's Class A shares returned 5.14% at net asset value during the six months ended February 28, 2013, while the Fund's benchmark, the Barclays High Yield Municipal Bond Index (the Barclays Index), returned 5.85%. During the same period, average return of the 121 mutual funds in Lipper's High Yield Municipal Debt Funds category was 4.04%.

Q How would you describe the investment environment for high-yield municipal securities during the six months ended February 28, 2013?

A For most of the period, the backdrop for investing in high-yield municipal bonds was very favorable; just as it had been throughout 2012. Investors were attracted to high-yield municipal securities because of the very attractive spreads--or yield advantages--they offered when compared with higher-quality municipals, and even compared with many taxable bonds with similar credit ratings. While demand remained strong during the period, new supply of high-yielding municipals was somewhat limited, giving further support to the underlying prices.

    The supportive environment for high-yield municipals appeared to cool somewhat in the final month of the six-month period and the performance of both investment-grade and high-yield municipal bonds weakened as inflows of new investor money to municipals slowed.

Q In that environment, how did the Fund's positioning affect overall performance during the six months ended February 28, 2013?

A Entering the six-month period, the Fund was particularly well-positioned to benefit from the favorable environment that ensued, because among the Fund's holdings that were assigned a rating by Standard & Poor's, we

4 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/13 had emphasized owning securities rated "B" and "BB" - which we believed were in the performance "sweet spot" of the municipal asset class. The Fund's sector positioning remained relatively unchanged throughout the six-month period, and we continued to focus portfolio assets almost exclusively on project-revenue securities--municipal bonds backed by the revenue streams of specific projects. We believe project revenue bonds should be more reliable over the longer term than general obligation municipal bonds, which are not backed by dedicated revenue sources and can be more sensitive to changes in the financial health of the issuing municipalities or public agencies.

    By sector, the Fund's largest concentration as of February 28, 2013, remained in health care facilities revenue bonds. Other sectors with noteworthy portfolio allocations included bonds backed by revenues from transportation, pollution control projects, and education facilities.

Q What were the main reasons for the Fund's underperformance of the Barclays Index during the six months ended February 28, 2013?

A Sector positioning was the main reason why the Fund's performance lagged that of the benchmark during the six-month period. In particular, allocations to the industrial development revenue/pollution control revenue (IDR/PCR), tobacco and housing sectors detracted the most from benchmark-relative performance during the period. As for individual investments, the portfolio holdings that detracted the most from the Fund's performance during the period were bonds backed by Brazos River water utility in Texas. The bonds' values declined on worries that TXU, the parent corporation of the utility, might file for bankruptcy protection.

Q What individual investments had the biggest positive effect on the Fund's performance during the six months ended February 28, 2013?

A In health care, the Fund's largest area of emphasis, the portfolio owned a number of positions in securities backed by revenues from continuing care retirement communities (CCRCs). One standout performer in that group was the debt of the Skyline retirement community in Seattle, Washington. The Fund's performance also was helped during the period by bonds issued by Harris County-Houston Sport Authority, which finances the homes of the Houston Texans of the National Football League, the Houston Astros of Major League Baseball, and the Houston Rockets of the National Basketball Association. The bonds are backed by the sales tax revenues in Harris County, Texas.

              Pioneer High Income Municipal Fund | Semiannual Report | 2/28/13 5

Q Did you make any changes to the Fund's positioning during the six months ended February 28, 2013?

A We made no significant changes in the overall positioning of the Fund during the period, while continuing to focus on individual credit research and to look for good values in the market. We did, however, add several new names to the portfolio during the period, including two industrial development revenue bonds from Texas. One bond is backed by revenues from a wood pellet project in Woodville, in East Texas, while another is supported by income from a trans-modal facility in Jefferson County, in the Port of Beaumont. We also initiated Fund positions in education bonds from Alderson Broaddus College in West Virginia, and in a CCRC facility in Carmel, Indiana.

Q   What is your investment outlook?

A We think the Fund remains well-positioned for 2013. While there is always the possibility that market interest rates may start to rise, which would undermine the prices of bonds in general, we think that is more likely to occur in either 2014 or 2015 than in the immediate future. As a consequence, we think good opportunities remain in the fixed-income market in general, and in the high-income municipal bond sector in particular.

    Because we focus almost exclusively on project revenue bonds rather than general obligation bonds when constructing the Fund's portfolio, we believe the Fund's holdings are especially suited to perform well in a period of economic strengthening, when revenues of issuing agencies and companies should be increasing. We believe the current portfolio positioning should help the Fund to hold up relatively well, even if interest rates do begin to rise.

    We think the Fund remains an interesting opportunity for appropriate investors who are seeking healthy income as well as the tax advantages of a municipal bond portfolio.

6 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/13

Please refer to the Schedule of Investments on pages 15-25 for a full listing of Fund securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

A portion of the Fund's income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is not a guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.


              Pioneer High Income Municipal Fund | Semiannual Report | 2/28/13 7

Portfolio Summary | 2/28/13

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AA                                                                          0.3%
BBB                                                                         4.4%
BB                                                                          5.7%
B                                                                           9.3%
CCC                                                                         2.1%
Not Rated                                                                  76.8%
Cash Equivalent                                                             1.4%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Health                                                                     45.3%
Transportation                                                             12.8%
Pollution Control Revenue                                                  11.2%
Education                                                                  10.4%
Various Revenues                                                            9.6%
Special Revenues                                                            5.6%
Housing                                                                     2.0%
Insured                                                                     1.6%
Reserves                                                                    1.4%
General Obligation                                                          0.1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)*

 1.  Sanger Industrial Development Corp., 8.0%, 7/1/38                     3.39%
--------------------------------------------------------------------------------
 2.  City of Philippi West Virginia, 7.75%, 10/1/44                        3.12
--------------------------------------------------------------------------------
 3.  Jefferson County Industrial Development Corp. Texas, 8.25%, 7/1/32    2.99
--------------------------------------------------------------------------------
 4.  Illinois Finance Authority, 8.125%, 2/15/40                           2.25
--------------------------------------------------------------------------------
 5.  West Virginia Hospital Finance Authority, 9.125%, 10/1/41             1.87
--------------------------------------------------------------------------------
 6.  Public Finance Authority, 7.0%, 10/1/42                               1.69
--------------------------------------------------------------------------------
 7.  New York City Industrial Development Agency, 5.25%, 12/1/32           1.67
--------------------------------------------------------------------------------
 8.  Public Finance Authority, 8.25%, 6/1/46                               1.51
--------------------------------------------------------------------------------
 9.  Capital Trust Agency, Inc., 7.75%, 1/1/41                             1.50
--------------------------------------------------------------------------------
10.  Pennsylvania Economic Development Financing Authority, 8.0%, 5/1/29   1.50
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/13

Prices and Distributions | 2/28/13

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                       2/28/13                      8/31/12
--------------------------------------------------------------------------------
           A                          $8.13                        $7.94
--------------------------------------------------------------------------------
           C                          $8.14                        $7.94
--------------------------------------------------------------------------------
           Y                          $8.03                        $7.84
--------------------------------------------------------------------------------

Distributions per Share: 9/1/12-2/28/13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Net
                       Investment          Short-Term           Long-Term
         Class           Income          Capital Gains        Capital Gains
--------------------------------------------------------------------------------
           A            $0.2150             $   --               $   --
--------------------------------------------------------------------------------
           C            $0.1853             $   --               $   --
--------------------------------------------------------------------------------
           Y            $0.2218             $   --               $   --
--------------------------------------------------------------------------------


Index Definitions
--------------------------------------------------------------------------------
The Barclays High Yield Municipal Bond Index measures the performance of the high-yield municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts shown on pages 10-12.

              Pioneer High Income Municipal Fund | Semiannual Report | 2/28/13 9

Performance Update | 2/28/13                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment in Pioneer High Income Municipal Fund at public offering price, compared to that of the Barclays High Yield Municipal Bond Index.

Average Annual Total Returns
(As of February 28, 2013)
--------------------------------------------------------------------------------
                            Net Asset                Public Offering
Period                      Value (NAV)              Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
(10/17/06)                   3.31%                    2.56%
5 Years                      5.54                     4.58
1 Year                      17.79                    12.53
--------------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated December 31, 2012)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
0.89%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer High Income          Barclays High Yield
                          Municipal Fund               Municipal Bond Index
10/31/2006                $   9,950                    $  10,000
 2/28/2007                $   9,909                    $  10,270
 2/29/2008                $   8,948                    $   9,569
 2/28/2009                $   6,836                    $   7,805
 2/28/2010                $   9,095                    $   9,878
 2/28/2011                $   9,397                    $  10,337
 2/29/2012                $   9,947                    $  11,800
 2/28/2013                $  11,716                    $  13,498

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/13

Performance Update | 2/28/13                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Income Municipal Fund, compared to that of the Barclays High Yield Municipal Bond Index.

Average Annual Total Returns
(As of February 28, 2013)
--------------------------------------------------------------------------------
                            If                       If
Period                      Held                     Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(10/17/06)                   2.46%                    2.46%
5 Years                      4.77                     4.77
1 Year                      16.92                    16.92
--------------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated December 31, 2012)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
1.63%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer High Income          Barclays High Yield
                          Municipal Fund               Municipal Bond Index
10/31/2006                $  10,000                    $  10,000
 2/28/2007                $  10,329                    $  10,270
 2/29/2008                $   9,219                    $   9,569
 2/28/2009                $   6,990                    $   7,805
 2/28/2010                $   9,217                    $   9,878
 2/28/2011                $   9,471                    $  10,337
 2/29/2012                $   9,951                    $  11,800
 2/28/2013                $  11,635                    $  13,498

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/13 11

Performance Update | 2/28/13                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer High Income Municipal Fund, compared to that of the Barclays High Yield Municipal Bond Index.

Average Annual Total Returns
(As of February 28, 2013)
--------------------------------------------------------------------------------
                            If                       If
Period                      Held                     Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(10/17/06)                   3.21%                    3.21%
5 Years                      5.60                     5.60
1 Year                      17.92                    17.92
--------------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated December 31, 2012)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------

0.67%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment



                   Pioneer High Income                  Barclays High Yield
                    Municipal Fund                     Municipal Bond Index

10/31/2006           $5,000,000                            $5,000,000
2/28/2007            $5,187,054                            $5,135,163
2/29/2008            $4,644,235                            $4,784,639
2/28/2009            $3,552,200                            $3,902,577
2/28/2010            $4,701,409                            $4,939,057
2/28/2011            $4,880,716                            $5,168,354
2/29/2012            $5,170,926                            $5,900,058
2/28/2013            $6,097,347                            $6,748,911



Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.  Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund

Based on actual returns from September 1, 2012, through February 28, 2013.

--------------------------------------------------------------------------------
 Share Class                                     A            C            Y
--------------------------------------------------------------------------------
 Beginning Account                           $1,000.00    $1,000.00    $1,000.00
 Value on 9/1/12
--------------------------------------------------------------------------------
 Ending Account Value                        $1,051.40    $1,048.80    $1,052.90
 (after expenses) on 2/28/13
--------------------------------------------------------------------------------
 Expenses Paid                                   $4.43        $8.23        $3.61
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.87%, 1.62% and 0.71% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/13 13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2012, through February 28, 2013.

--------------------------------------------------------------------------------
 Share Class                                     A            C            Y
--------------------------------------------------------------------------------
 Beginning Account                           $1,000.00    $1,000.00    $1,000.00
 Value on 9/1/12
--------------------------------------------------------------------------------
 Ending Account Value                        $1,020.48    $1,016.76    $1,021.27
 (after expenses) on 2/28/13
--------------------------------------------------------------------------------
 Expenses Paid                                   $4.36        $8.10        $3.56
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.87%, 1.62% and 0.71% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

14 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/13

Schedule of Investments | 2/28/13 (unaudited)

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (c)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           MUNICIPAL BONDS -- 96.8%
                                           Alabama -- 0.6%
  2,000,000                        NR/NR   Huntsville-Redstone Village Special
                                           Care Facilities Financing Authority,
                                           6.875%, 1/1/43                                   $    2,118,220
  2,580,000                        NR/NR   Huntsville-Redstone Village Special
                                           Care Facilities Financing Authority,
                                           7.5%, 1/1/47                                          2,906,396
                                                                                            --------------
                                                                                            $    5,024,616
----------------------------------------------------------------------------------------------------------
                                           Alaska -- 1.3%
 12,600,000                        NR/B2   Northern Tobacco Securitization Corp.,
                                           5.0%, 6/1/46                                     $   11,053,728
----------------------------------------------------------------------------------------------------------
                                           Arizona -- 0.6%
    750,000                        NR/NR   Pima County Industrial Development
                                           Authority, 8.5%, 7/1/39                          $      862,515
  4,000,000                        NR/NR   San Luis Facility Development Corp.,
                                           8.375%, 5/1/27                                        3,974,680
                                                                                            --------------
                                                                                            $    4,837,195
----------------------------------------------------------------------------------------------------------
                                           California -- 6.4%
  4,000,000                        NR/NR   California County Tobacco Securitization
                                           Agency, 5.0%, 6/1/47                             $    3,426,040
  3,500,000                        B-/NR   California County Tobacco Securitization
                                           Agency, 5.25%, 6/1/45                                 3,068,870
  4,000,000                        NR/B2   California County Tobacco Securitization
                                           Agency, 5.25%, 6/1/45                                 3,532,640
  9,250,000                        NR/B2   California County Tobacco Securitization
                                           Agency, 5.65%, 6/1/41                                 8,703,418
  6,300,000                        BB/NR   California Municipal Finance Authority,
                                           6.0%, 7/1/42                                          6,536,502
  1,000,000                        NR/NR   California Municipal Finance Authority,
                                           6.625%, 1/1/32                                        1,058,470
  2,000,000                        NR/NR   California Municipal Finance Authority,
                                           6.875%, 1/1/42                                        2,122,740
  2,000,000                        NR/NR   California Statewide Communities
                                           Development Authority, 7.5%, 6/1/42                   2,344,120
    315,559                        NR/NR   California Statewide Communities
                                           Development Authority, 9.0%, 12/1/38 (c)                  2,783
 15,000,000                    BBB-/Baa3   Foothill-Eastern Transportation Corridor
                                           Agency, 0.0%, 1/15/33 (e)                             4,585,200
 10,000,000                    BBB-/Baa3   Foothill-Eastern Transportation Corridor
                                           Agency, 0.0%, 1/15/34 (e)                             2,866,500
 10,000,000                    BBB-/Baa3   Foothill-Eastern Transportation Corridor
                                           Agency, 0.0%, 1/15/36 (e)                             2,537,200
  1,495,000                        B-/B3   Golden State Tobacco Securitization
                                           Corp., 5.75%, 6/1/47                                  1,393,729
  1,500,000                        B-/B3   Golden State Tobacco Securitization
                                           Corp., 6/1/37                                         1,361,235

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/13 15

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (c)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           California -- (continued)
  4,000,000                      AA-/Aa3   Pittsburg Unified School District,
                                           0.0%, 9/1/38 (e)                                 $      699,920
  3,925,000                      AA-/Aa3   Pittsburg Unified School District,
                                           0.0%, 9/1/39 (e)                                        635,300
  2,500,000                      AA-/Aa3   Pittsburg Unified School District,
                                           0.0%, 9/1/41 (e)                                        517,050
  1,925,000                      AA-/Aa3   Pittsburg Unified School District,
                                           0.0%, 9/1/42 (e)                                        370,601
  6,395,000                      B-/Caa1   Tobacco Securitization Authority of
                                           Northern California, 5.375%, 6/1/38                   5,622,164
  3,000,000                        B-/B3   Tobacco Securitization Authority of
                                           Northern California, 5.5%, 6/1/45                     2,655,270
                                                                                            --------------
                                                                                            $   54,039,752
----------------------------------------------------------------------------------------------------------
                                           Colorado -- 2.8%
  1,020,000                        NR/NR   Colorado Educational & Cultural Facilities
                                           Authority, 5.625%, 12/1/36                       $      808,268
  3,165,000                        NR/NR   Colorado Health Facilities Authority,
                                           7.125%, 6/1/47                                        3,427,125
 38,000,000                    BBB-/Baa2   E-470 Public Highway Authority,
                                           0.0%, 9/1/40 (e)                                      9,849,220
  1,500,000                    BBB-/Baa2   E-470 Public Highway Authority,
                                           0.0%, 9/1/41 (e)                                        368,115
  8,000,000                        NR/NR   Kremmling Memorial Hospital District,
                                           7.125%, 12/1/45                                       8,917,760
                                                                                            --------------
                                                                                            $   23,370,488
----------------------------------------------------------------------------------------------------------
                                           Florida -- 13.4%
  5,000,000                        NR/NR   Alachua County Health Facilities Authority,
                                           8.125%, 11/15/41                                 $    5,868,050
  9,000,000                        NR/NR   Alachua County Health Facilities Authority,
                                           8.125%, 11/15/46                                     10,562,490
  5,000,000                        NR/NR   Capital Trust Agency, Inc., 7.375%, 1/1/48            4,940,600
 11,000,000                        NR/B1   Capital Trust Agency, Inc., 7.75%, 1/1/41            12,357,070
  5,900,000                        NR/NR   Collier County Industrial Development
                                           Authority, 14.0%, 5/15/15                             5,959,885
  3,740,000                        NR/NR   County of Lake Florida, 7.125%, 11/1/42               3,747,330
  1,820,000                        NR/NR   County of Liberty Florida, 8.25%, 7/1/28              1,841,476
  2,290,000                        NR/NR   County of Palm Beach Florida,
                                           2.0%, 6/1/16                                          2,298,130
  4,000,000                        NR/NR   Florida Development Finance Corp.,
                                           6.125%, 6/15/43                                       3,964,160
 10,380,000                        NR/NR   Florida Development Finance Corp.,
                                           7.625%, 6/15/41                                      12,162,350
  5,000,000                        NR/NR   Florida Development Finance Corp.,
                                           7.75%, 6/15/42                                        5,695,900
  7,170,000                        NR/NR   Florida Keys College Campus Foundation,
                                           Inc., 7.0%, 11/1/42                                   7,449,702

The accompanying notes are an integral part of these financial statements.

16 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/13

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (c)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           Florida -- (continued)
 10,965,000                        NR/NR   Greater Orlando Aviation Authority,
                                           6.5%, 11/15/36                                   $   11,095,374
  2,740,000                        NR/NR   Hillsborough County Industrial
                                           Development Authority, 6.5%, 7/1/29                   2,742,082
  1,325,000                        NR/NR   Hillsborough County Industrial
                                           Development Authority, 6.7%, 7/1/21                   1,326,961
  2,380,000                        NR/NR   Hillsborough County Industrial
                                           Development Authority, 6.75%, 7/1/29                  2,382,332
  6,200,000                        BB/NR   Lee County Industrial Development
                                           Authority Florida, 5.375%, 6/15/37                    6,233,666
  3,000,000                        BB/NR   Lee County Industrial Development
                                           Authority Florida, 5.75%, 6/15/42                     3,102,270
  4,365,000                        NR/NR   Sarasota County Health Facilities
                                           Authority, 5.625%, 7/1/27                             4,028,982
  2,285,000                        NR/NR   Sarasota County Health Facilities
                                           Authority, 5.75%, 7/1/37                              2,024,670
  3,640,000                        NR/NR   Sarasota County Health Facilities
                                           Authority, 5.75%, 7/1/45                              3,157,008
                                                                                            --------------
                                                                                            $  112,940,488
----------------------------------------------------------------------------------------------------------
                                           Georgia -- 3.1%
  6,000,000                        B-/NR   Clayton County Development Authority,
                                           8.75%, 6/1/29                                    $    7,497,540
  7,000,000                        B-/NR   Clayton County Development Authority,
                                           9.0%, 6/1/35                                          7,799,540
  3,650,000                        NR/NR   Fulton County Residential Care Facilities
                                           for the Elderly Authority, 5.0%, 7/1/27               3,682,339
  7,000,000                        NR/NR   Fulton County Residential Care Facilities
                                           for the Elderly Authority, 5.125%, 7/1/42             6,981,590
                                                                                            --------------
                                                                                            $   25,961,009
----------------------------------------------------------------------------------------------------------
                                           Hawaii -- 0.2%
    900,000                        NR/NR   Hawaii State Department of Budget &
                                           Finance, 7.5%, 11/15/15                          $      902,979
  1,000,000                        NR/NR   Hawaii State Department of Budget &
                                           Finance, 9.0%, 11/15/44                               1,203,470
                                                                                            --------------
                                                                                            $    2,106,449
----------------------------------------------------------------------------------------------------------
                                           Illinois -- 9.4%
  2,634,795                        NR/NR   Illinois Finance Authority, 0.0%,
                                           11/15/52 (e)                                     $      122,518
    526,959                        NR/NR   Illinois Finance Authority, 11/15/52                    201,035
    526,959                        NR/NR   Illinois Finance Authority, 11/15/52                    124,626
  7,000,000                        NR/NR   Illinois Finance Authority,
                                           5.625%, 2/15/37                                       7,037,240
  4,500,000                        BB/NR   Illinois Finance Authority,
                                           6.25%, 11/15/35                                       4,609,260

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/13 17

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (c)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           Illinois -- (continued)
    485,000                        NR/NR   Illinois Finance Authority,
                                           7.0%, 11/15/17                                   $      482,822
    970,000                        NR/NR   Illinois Finance Authority,
                                           7.0%, 11/15/27                                          969,854
    770,000                        NR/NR   Illinois Finance Authority,
                                           7.0%, 11/15/27                                          762,231
  5,085,000                        NR/NR   Illinois Finance Authority,
                                           7.625%, 5/15/25                                       6,081,152
  1,750,000                        NR/NR   Illinois Finance Authority,
                                           8.0%, 5/15/30                                         1,850,048
  3,295,000                        NR/NR   Illinois Finance Authority,
                                           8.0%, 5/15/40                                         3,922,302
  3,965,000                        NR/NR   Illinois Finance Authority,
                                           8.0%, 5/15/46                                         4,719,857
 17,000,000                        NR/NR   Illinois Finance Authority,
                                           8.125%, 2/15/40                                      18,482,400
  2,250,000                        BB/NR   Illinois Finance Authority,
                                           8.125%, 5/15/40                                       2,368,350
  7,275,000                        NR/NR   Illinois Finance Authority,
                                           8.25%, 2/15/46                                        7,938,407
 11,135,000                        BB/NR   Illinois Finance Authority,
                                           8.25%, 5/15/45                                       11,798,089
  4,213,653         4.00           NR/NR   Illinois Finance Authority, Floating
                                           Rate Note, 11/15/52                                   3,096,824
  3,000,000                        NR/NR   Southwestern Illinois Development
                                           Authority, 5.625%, 11/1/26                            2,552,670
  2,500,000                        NR/NR   Southwestern Illinois Development
                                           Authority, 6.625%, 6/1/37                             2,572,800
                                                                                            --------------
                                                                                            $   79,692,485
----------------------------------------------------------------------------------------------------------
                                           Indiana -- 4.3%
  1,000,000                        NR/NR   City of Carmel Indiana,
                                           6.0%, 11/15/22                                   $    1,074,520
  1,550,000                        NR/NR   City of Carmel Indiana,
                                           7.0%, 11/15/27                                        1,736,636
  1,750,000                        NR/NR   City of Carmel Indiana,
                                           7.0%, 11/15/32                                        1,930,075
  6,000,000                        NR/NR   City of Carmel Indiana,
                                           7.125%, 11/15/42                                      6,569,340
  5,950,000                        NR/NR   City of Carmel Indiana,
                                           7.125%, 11/15/47                                      6,491,569
  3,500,000                        NR/NR   City of Crown Point Indiana,
                                           8.0%, 11/15/39                                        4,074,840
  4,575,000                        NR/NR   City of Terre Haute Indiana,
                                           6.0%, 8/1/39                                          4,618,966
  2,435,000                        NR/NR   County of St. Joseph Indiana,
                                           6.0%, 5/15/38                                         2,493,927

The accompanying notes are an integral part of these financial statements.

18 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/13

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (c)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           Indiana -- (continued)
  2,340,000                        NR/NR   Vigo County Hospital Authority,
                                           5.8%, 9/1/47 (144A)                              $    2,431,143
  4,000,000                        BB/NR   Vigo County Hospital Authority,
                                           8.0%, 9/1/41                                          4,873,000
                                                                                            --------------
                                                                                            $   36,294,016
----------------------------------------------------------------------------------------------------------
                                           Iowa -- 0.7%
  1,315,000                        NR/NR   Iowa Finance Authority,
                                           5.0%, 11/15/21                                   $    1,193,349
  1,445,000                        NR/NR   Iowa Finance Authority,
                                           5.5%, 11/15/27                                        1,284,172
  4,365,000                        BB/NR   Iowa Finance Authority,
                                           5.5%, 11/15/37                                        3,667,080
                                                                                            --------------
                                                                                            $    6,144,601
----------------------------------------------------------------------------------------------------------
                                           Louisiana -- 0.7%
  5,800,000                        NR/NR   Tensas Parish Law Enforcement District,
                                           8.5%, 10/1/26                                    $    6,148,696
----------------------------------------------------------------------------------------------------------
                                           Maryland -- 0.5%
  4,115,000                        NR/NR   County of Howard Maryland,
                                           5.25%, 4/1/27                                    $    4,169,153
----------------------------------------------------------------------------------------------------------
                                           Massachusetts -- 1.1%
  1,116,746                        NR/NR   Massachusetts Development Finance
                                           Agency, 0.0%, 11/15/56 (e)                       $        5,941
    224,523                        NR/NR   Massachusetts Development Finance
                                           Agency, 5.5%, 11/15/46                                  140,715
  1,235,770                        NR/NR   Massachusetts Development Finance
                                           Agency, 6.25%, 11/15/26                               1,033,969
  2,224,798                        NR/NR   Massachusetts Development Finance
                                           Agency, 6.25%, 11/15/39                               1,669,600
    751,584                        NR/NR   Massachusetts Development Finance
                                           Agency, 6.25%, 11/15/46                                 549,430
  2,000,000                        NR/NR   Massachusetts Development Finance
                                           Agency, 6.75%, 10/15/37                               2,108,320
  2,500,000                        NR/NR   Massachusetts Development Finance
                                           Agency, 7.25%, 6/1/16 (c)                             1,175,050
    500,000                        NR/NR   Massachusetts Development Finance
                                           Agency, 7.5%, 6/1/29 (c)                                235,010
    880,000                        NR/NR   Massachusetts Development Finance
                                           Agency, 7.625%, 10/15/37                                998,985
  2,000,000                        NR/NR   Massachusetts Development Finance
                                           Agency, 7.875%, 6/1/44                                  940,040
  3,500,000                        NR/NR   Massachusetts Health & Educational
                                           Facilities Authority, 6.5%, 1/15/38 (c)                  17,990
                                                                                            --------------
                                                                                            $    8,875,050
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/13 19

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (c)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           Michigan -- 3.7%
  5,485,000                      BBB-/NR   Flint International Academy,
                                           5.75%, 10/1/37                                   $    5,649,385
  4,635,000                        NR/NR   Michigan Public Educational Facilities
                                           Authority, 5.875%, 6/1/37                             4,670,041
    320,000                        BB/NR   Michigan Public Educational Facilities
                                           Authority, 7.25%, 4/1/20                                350,435
  2,020,000                        BB/NR   Michigan Public Educational Facilities
                                           Authority, 8.0%, 4/1/40                               2,271,490
  2,750,000                        NR/NR   Michigan State Hospital Finance
                                           Authority, 5.5%, 11/15/35                             2,770,818
  3,175,000                        NR/NR   Michigan Strategic Fund, 7.25%, 1/1/39                3,450,272
  4,000,000         6.62           NR/NR   Michigan Strategic Fund, Floating Rate
                                           Note, 11/1/41                                         4,407,840
  7,135,000         6.75            A/A2   Michigan Strategic Fund, Floating Rate
                                           Note, 3/1/40                                          8,108,928
                                                                                            --------------
                                                                                            $   31,679,209
----------------------------------------------------------------------------------------------------------
                                           Minnesota -- 1.6%
 10,000,000                        NR/NR   Bloomington Port Authority,
                                           9.0%, 12/1/35                                    $   11,902,700
  1,500,000                        NR/NR   City of Brooklyn Park Minnesota,
                                           9.25%, 3/1/39                                         1,736,955
                                                                                            --------------
                                                                                            $   13,639,655
----------------------------------------------------------------------------------------------------------
                                           Missouri -- 1.7%
  6,090,000                        BB/NR   Community Memorial Hospital
                                           District, 6.68%, 12/1/34                         $    5,801,334
  4,500,000                        NR/NR   Kirkwood Industrial Development
                                           Authority, 8.25%, 5/15/45                             5,371,560
  2,125,000                        NR/NR   St. Louis County Industrial Development
                                           Authority, 6.125%, 8/15/42                            2,175,788
    500,000                        NR/Ca   St. Louis Industrial Development
                                           Authority, 7.2%, 12/15/28 (c)                           189,870
  1,365,000                        NR/Ca   St. Louis Industrial Development
                                           Authority, 7.25%, 12/15/35 (c)                          518,345
                                                                                            --------------
                                                                                            $   14,056,897
----------------------------------------------------------------------------------------------------------
                                           New Jersey -- 1.9%
 10,000,000                        NR/NR   New Jersey Economic Development
                                           Authority, 10.5%, 6/1/32 (144A)                  $   10,324,900
  6,000,000                        NR/NR   New Jersey Economic Development
                                           Authority, 6.625%, 1/1/37                             6,148,620
                                                                                            --------------
                                                                                            $   16,473,520
----------------------------------------------------------------------------------------------------------
                                           New Mexico -- 0.2%
  2,000,000                        NR/NR   County of Otero New Mexico,
                                           8.25%, 12/1/23                                   $    2,008,300
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/13

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (c)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           New York -- 7.1%
  3,650,000                      B-/Caa2   New York City Industrial Development
                                           Agency, 5.125%, 5/15/30                          $    3,582,183
 13,750,000                        BB/B2   New York City Industrial Development
                                           Agency, 5.25%, 12/1/32                               13,749,725
 10,300,000                        BB/NR   Seneca Nation Indians Capital
                                           Improvements Authority, 5.0%,
                                           12/1/23 (144A)                                       10,617,549
  5,930,000                        NR/NR   The Erie County Industrial Development
                                           Agency, 6.0%, 11/15/36                                6,075,759
  8,000,000                        NR/NR   The Erie County Industrial Development
                                           Agency, 9.25%, 10/1/30                                9,195,120
 10,000,000                        NR/NR   The Erie County Industrial Development
                                           Agency, 9.25%, 10/1/30                               11,493,900
  1,795,000                        NR/NR   The Erie County Industrial Development
                                           Agency, 9.25%, 10/1/30                                2,066,619
  4,000,000                       BB+/NR   Westchester Tobacco Asset Securitization
                                           New York, 5.125%, 6/1/45                              3,427,400
                                                                                            --------------
                                                                                            $   60,208,255
----------------------------------------------------------------------------------------------------------
                                           North Carolina -- 0.9%
  1,665,000                        NR/NR   North Carolina Medical Care
                                           Commission, 7.75%, 3/1/31                        $    1,918,430
  4,725,000                        NR/NR   North Carolina Medical Care
                                           Commission, 7.75%, 3/1/41                             5,393,020
                                                                                            --------------
                                                                                            $    7,311,450
----------------------------------------------------------------------------------------------------------
                                           Ohio -- 0.4%
  3,000,000                         B/B3   City of Cleveland Ohio, 5.375%, 9/15/27          $    2,999,760
----------------------------------------------------------------------------------------------------------
                                           Pennsylvania -- 2.4%
  4,800,000                      B-/Caa2   Pennsylvania Economic Development
                                           Financing Authority, 6.0%, 6/1/31                $    4,820,448
  2,005,000                    CCC+/Caa3   Pennsylvania Economic Development
                                           Financing Authority, 7.5%, 5/1/20                     2,251,234
 10,575,000                    CCC+/Caa3   Pennsylvania Economic Development
                                           Financing Authority, 8.0%, 5/1/29                    12,300,734
  1,000,000                       BB+/NR   Philadelphia Authority for Industrial
                                           Development, 6.625%, 12/15/41                         1,101,110
                                                                                            --------------
                                                                                            $   20,473,526
----------------------------------------------------------------------------------------------------------
                                           Rhode Island -- 1.5%
  2,100,000                        NR/NR   Central Falls Detention Facility Corp.,
                                           7.25%, 7/15/35                                   $    1,815,513
  9,100,000                        NR/NR   Rhode Island Health & Educational
                                           Building Corp., 8.375%, 1/1/46                       10,772,762
                                                                                            --------------
                                                                                            $   12,588,275
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/13 21

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (c)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           Texas -- 15.1%
 10,125,000         5.40            CC/C   Brazos River Authority, Floating Rate
                                           Note, 10/1/29                                    $    1,923,750
  1,000,000                         B/B3   City of Houston Texas Airport System
                                           Revenue, 6.125%, 7/15/27                              1,004,120
    234,442                        NR/NR   Gulf Coast Industrial Development
                                           Authority, 7.0%, 12/1/36 (c)                              2,162
  9,685,000                     BBB/Baa2   Harris County-Houston Sports Authority,
                                           0.0%, 11/15/31 (e)                                    3,342,778
  7,635,000                     BBB/Baa2   Harris County-Houston Sports Authority,
                                           0.0%, 11/15/32 (e)                                    2,472,900
  1,120,000                     BBB/Baa2   Harris County-Houston Sports Authority,
                                           0.0%, 11/15/33 (e)                                      342,854
   765,000                      BBB/Baa2   Harris County-Houston Sports Authority,
                                           0.0%, 11/15/34 (e)                                      218,308
  1,690,000                     BBB/Baa2   Harris County-Houston Sports Authority,
                                           0.0%, 11/15/35 (e)                                      451,788
   425,000                      BBB/Baa2   Harris County-Houston Sports Authority,
                                           0.0%, 11/15/35 (e)                                      113,764
 10,000,000                     BBB/Baa2   Harris County-Houston Sports Authority,
                                           0.0%, 11/15/38 (e)                                    2,227,900
 10,000,000                     BBB/Baa2   Harris County-Houston Sports Authority,
                                           0.0%, 11/15/39 (e)                                    2,097,400
  1,290,000                     BBB/Baa2   Harris County-Houston Sports Authority,
                                           0.0%, 11/15/41 (e)                                      265,934
  1,600,000                        NR/NR   HFDC of Central Texas, Inc.,
                                           7.75%, 11/15/29                                       1,164,064
  6,825,000                        NR/NR   HFDC of Central Texas, Inc.,
                                           7.75%, 11/15/44                                       4,987,164
 24,000,000                        NR/NR   Jefferson County Industrial Development
                                           Corp. Texas, 8.25%, 7/1/32                           24,591,360
  1,520,000                        BB/NR   Kinney County Public Facilities Corp.,
                                           7.0%, 11/1/25                                         1,537,404
  3,820,000                        NR/NR   Red River Health Facilities Development
                                           Corp., 12.0%, 12/14/17                                3,794,597
  5,000,000                        NR/NR   Red River Health Facilities Development
                                           Corp., 7.25%, 12/15/47                                5,268,900
  2,000,000                        NR/NR   Red River Health Facilities Development
                                           Corp., 8.0%, 11/15/46                                 2,313,700
 26,000,000                        NR/NR   Sanger Industrial Development Corp.,
                                           8.0%, 7/1/38                                         27,812,464
  1,360,000                        BB/Ba   Tarrant County Cultural Education Facilities
                                           Finance Corp., 7.5%, 11/15/16                         1,362,570
  1,775,000                        BB/NR   Tarrant County Cultural Education Facilities
                                           Finance Corp., 8.0%, 11/15/28                         1,994,621
  2,250,000                        NR/NR   Tarrant County Cultural Education Facilities
                                           Finance Corp., 8.0%, 11/15/29                         2,538,270
    120,000                        NR/NR   Tarrant County Cultural Education Facilities
                                           Finance Corp., 8.0%, 11/15/34                           137,420

The accompanying notes are an integral part of these financial statements.

22 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/13

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (c)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           Texas -- (continued)
  5,000,000                        NR/NR   Tarrant County Cultural Education Facilities
                                           Finance Corp., 8.125%, 11/15/39                  $    5,632,300
  8,350,000                        NR/NR   Tarrant County Cultural Education Facilities
                                           Finance Corp., 8.125%, 11/15/44                       9,609,764
  5,000,000                        NR/NR   Tarrant County Cultural Education Facilities
                                           Finance Corp., 8.25%, 11/15/44                        5,613,500
  5,000,000                        NR/NR   Tarrant County Cultural Education Facilities
                                           Finance Corp., 8.25%, 11/15/44                        5,651,800
  1,000,000                        NR/NR   Texas Midwest Public Facility Corp.,
                                           9.0%, 10/1/30 (c)                                       380,120
  8,000,000                        NR/NR   Travis County Health Facilities
                                           Development Corp., 7.125%, 1/1/46                     8,557,120
                                                                                            --------------
                                                                                            $  127,410,796
----------------------------------------------------------------------------------------------------------
                                           Utah -- 1.6%
    825,000                        BB/NR   City of Spanish Fork City Utah, 5.55%,
                                           11/15/21 (144A)                                  $      852,555
  3,150,000                        NR/NR   City of Spanish Fork City Utah, 5.7%,
                                           11/15/36 (144A)                                       3,191,674
  1,510,000                        NR/NR   Utah State Charter School Finance
                                           Authority, 7.25%, 5/15/21                             1,649,735
  1,985,000                        NR/NR   Utah State Charter School Finance
                                           Authority, 8.125%, 5/15/31                            2,229,810
  5,145,000                        NR/NR   Utah State Charter School Finance
                                           Authority, 8.5%, 5/15/41                              5,886,240
                                                                                            --------------
                                                                                            $   13,810,014
----------------------------------------------------------------------------------------------------------
                                           Washington -- 3.4%
  1,435,000                        NR/NR   Washington State Housing Finance
                                           Commission, 5.25%, 1/1/17                        $    1,473,515
  8,500,000                        NR/NR   Washington State Housing Finance
                                           Commission, 5.625%, 1/1/27                            8,619,255
 10,860,000                        NR/NR   Washington State Housing Finance
                                           Commission, 5.625%, 1/1/38                           10,918,644
  8,000,000                        NR/NR   Washington State Housing Finance
                                           Commission, 6.75%, 10/1/47                            8,117,680
                                                                                            --------------
                                                                                            $   29,129,094
----------------------------------------------------------------------------------------------------------
                                           West Virginia -- 4.8%
 25,000,000                        NR/NR   City of Philippi West Virginia,
                                           7.75%, 10/1/44                                   $   25,625,250
 12,000,000                        NR/NR   West Virginia Hospital Finance Authority,
                                           9.125%, 10/1/41                                      15,354,000
                                                                                            --------------
                                                                                            $   40,979,250
----------------------------------------------------------------------------------------------------------
                                           Wisconsin -- 5.4%
 14,382,500                        NR/NR   Public Finance Authority, 7.0%, 10/1/42          $   13,928,444
 10,325,000                        NR/NR   Public Finance Authority, 8.25%, 6/1/46              12,419,530
  8,750,000                        NR/NR   Public Finance Authority, 8.375%, 6/1/20              8,841,262

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/13 23

----------------------------------------------------------------------------------------------------------
 Principal     Floating     S&P/Moody's
 Amount ($)    Rate (c)     Ratings                                                         Value
----------------------------------------------------------------------------------------------------------
                                           Wisconsin -- (continued)
  2,480,000                        NR/NR   Public Finance Authority, 8.375%, 6/1/37         $    2,647,251
  7,250,000                        NR/NR   Public Finance Authority, 8.625%, 6/1/47              7,823,692
                                                                                            --------------
                                                                                            $   45,660,179
----------------------------------------------------------------------------------------------------------
                                           TOTAL MUNICIPAL BONDS
                                           (Cost $731,967,920)                              $  819,085,906
----------------------------------------------------------------------------------------------------------
                                           MUNICIPAL COLLATERALIZED
                                           DEBT OBLIGATION -- 0.1%
  1,175,000         0.00           NR/NR   Non-Profit Preferred Funding Trust I,
                                           Floating Rate Note, 9/15/37 (144A)               $      747,970
----------------------------------------------------------------------------------------------------------
                                           TOTAL MUNICIPAL COLLATERALIZED
                                           DEBT OBLIGATION
                                           (Cost $1,172,365)                                $      747,970
----------------------------------------------------------------------------------------------------------
                                           TOTAL INVESTMENT IN
                                           SECURITIES -- 96.9%
                                           (Cost $733,140,285) (a)                          $  819,833,876
----------------------------------------------------------------------------------------------------------
                                           OTHER ASSETS & LIABILITIES -- 3.1%               $   26,061,562
----------------------------------------------------------------------------------------------------------
                                           TOTAL NET ASSETS -- 100.0%                       $  845,895,438
==========================================================================================================

NR         Not rated by either S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At February 28, 2013, the value of these securities amounted to $28,165,791 or 3.3% of total net assets.

(a) At February 28, 2013, the net unrealized gain on investments based on cost for federal income tax purposes of $733,076,275 was as follows:

            Aggregate gross unrealized gain for all investments in which there
               is an excess of value over tax cost                                $ 103,392,386
            Aggregate gross unrealized loss for all investments in which there
               is an excess of tax cost over value                                  (16,634,785)
                                                                                  --------------
            Net unrealized gain                                                   $  86,757,601
                                                                                  ==============

The accompanying notes are an integral part of these financial statements.

24 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/13

(b) The concentration of investments by type of obligation/market sector is as follows:

      Revenue Bonds:

      Health                                                               45.3%
      Transportation                                                       12.8
      Pollution Control Revenue                                            11.2
      Education                                                            10.4
      Various Revenues                                                      9.6
      Special Revenues                                                      5.6
      Housing                                                               2.0
      Insured                                                               1.6
      Reserves                                                              1.4
      General Obligation                                                    0.1
--------------------------------------------------------------------------------
                                                                          100.0%
================================================================================

(c) Security is in default and is non-income producing.

(d) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(e) Security issued with a zero coupon. Income is recognized through accretion of discount.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 28, 2013 aggregated $103,418,826 and $99,171,371, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of February 28, 2013, in valuing the Fund's investments:

---------------------------------------------------------------------------------------------
                                              Level 1   Level 2        Level 3   Total
---------------------------------------------------------------------------------------------
 Municipal Bonds                              $    --   $819,085,906   $    --   $819,085,906
 Municipal Collateralized Debt Obligation          --        747,970        --        747,970
---------------------------------------------------------------------------------------------
 Total                                        $    --   $819,833,876   $    --   $819,833,876
=============================================================================================

During the six months ended February 28, 2013, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/13 25

Statement of Assets and Liabilities | 2/28/13 (unaudited)

ASSETS:
  Investment in securities, at value (cost $733,140,285)          $ 819,833,876
  Cash                                                                9,967,117
  Receivables --
     Fund shares sold                                                 4,812,074
     Interest                                                        15,298,470
  Other                                                                  50,402
--------------------------------------------------------------------------------
        Total assets                                              $ 849,961,939
================================================================================
LIABILITIES:
  Payables --
     Fund shares repurchased                                      $   2,942,963
     Dividends                                                          870,488
  Due to affiliates                                                     136,976
  Accrued expenses                                                      116,074
--------------------------------------------------------------------------------
        Total liabilities                                         $   4,066,501
================================================================================
NET ASSETS:
  Paid-in capital                                                 $ 815,810,887
  Undistributed net investment income                                 5,916,072
  Accumulated net realized loss on investments                      (62,525,112)
  Net unrealized gain on investments                                 86,693,591
--------------------------------------------------------------------------------
        Total net assets                                          $ 845,895,438
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $364,781,959/44,844,212 shares)               $        8.13
  Class C (based on $278,474,759/34,227,278 shares)               $        8.14
  Class Y (based on $202,638,720/25,223,305 shares)               $        8.03
MAXIMUM OFFERING PRICE:
  Class A ($8.13 (divided by) 95.5%)                              $        8.51
================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/13

Statement of Operations (unaudited)

For the Six Months Ended 2/28/13

INVESTMENT INCOME:
  Interest                                                        $  29,036,604
-----------------------------------------------------------------------------------------------
        Total investment income                                                    $29,036,604
-----------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                 $   2,046,355
  Transfer agent fees
     Class A                                                             33,163
     Class C                                                             14,970
     Class Y                                                              2,507
  Distribution fees
     Class A                                                            467,109
     Class C                                                          1,359,126
  Shareholder communications expense                                    269,161
  Administrative reimbursement                                          120,618
  Custodian fees                                                          4,092
  Registration fees                                                      78,035
  Professional fees                                                      38,582
  Printing expense                                                       11,407
  Fees and expenses of nonaffiliated Trustees                            14,199
  Miscellaneous                                                          49,463
-----------------------------------------------------------------------------------------------
        Total expenses                                                             $ 4,508,787
-----------------------------------------------------------------------------------------------
           Net investment income                                                   $24,527,817
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                                 $ 7,872,361
-----------------------------------------------------------------------------------------------
  Change in net unrealized gain on investments                                     $ 9,614,852
-----------------------------------------------------------------------------------------------
  Net gain on investments                                                          $17,487,213
-----------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                             $42,015,030
===============================================================================================

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/13 27

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------------
                                                                  Six Months
                                                                  Ended
                                                                  2/28/13          Year Ended
                                                                  (unaudited)      8/31/12
-----------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                             $   24,527,817   $  46,755,657
Net realized gain (loss) on investments                                7,872,361     (48,600,216)
Change in net unrealized gain on investments                           9,614,852      74,917,059
-------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations         $   42,015,030   $  73,072,500
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.22 and $0.45 per share, respectively)            $   (9,990,860)  $ (21,800,656)
     Class C ($0.19 and $0.40 per share, respectively)                (6,272,754)    (12,938,091)
     Class Y ($0.22 and $0.46 per share, respectively)                (5,316,627)    (10,347,762)
-------------------------------------------------------------------------------------------------
        Total distributions to shareowners                        $  (21,580,241)  $ (45,086,509)
=================================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                  $  179,840,901   $ 357,337,828
Reinvestment of distributions                                         16,395,611      32,534,258
Cost of shares repurchased                                          (185,926,164)   (424,526,655)
-------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from
        Fund share transactions                                   $   10,310,348   $ (34,654,569)
-------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets                        $   30,745,137   $  (6,668,578)
NET ASSETS:
Beginning of year                                                    815,150,301     821,818,879
-------------------------------------------------------------------------------------------------
End of year                                                       $  845,895,438   $ 815,150,301
-------------------------------------------------------------------------------------------------
Undistributed net investment income                               $    5,916,072   $   2,968,496
=================================================================================================

The accompanying notes are an integral part of these financial statements.

28 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/13

----------------------------------------------------------------------------------------------
                                 '13 Shares     '13 Amount
                                 (unaudited)    (unaudited)      '12 Shares     '12 Amount
----------------------------------------------------------------------------------------------
Class A
Shares sold                       10,836,708    $  87,733,483     24,812,011    $ 186,195,866
Reinvestment of distributions        982,185        7,965,652      2,268,621       16,933,920
Less shares repurchased          (13,983,702)    (113,282,023)   (30,082,711)    (221,684,126)
----------------------------------------------------------------------------------------------
     Net decrease                 (2,164,809)   $ (17,582,888)    (3,002,079)   $ (18,554,340)
==============================================================================================
Class C
Shares sold                        4,372,403    $  35,373,020     10,210,281    $  76,722,170
Reinvestment of distributions        578,039        4,690,215      1,182,530        8,840,084
Less shares repurchased           (4,163,121)     (33,685,707)   (10,256,515)     (75,810,384)
----------------------------------------------------------------------------------------------
     Net increase                    787,321    $   6,377,528      1,136,296    $   9,751,870
==============================================================================================
Class Y
Shares sold                        7,094,689    $  56,734,398     12,738,784    $  94,419,792
Reinvestment of distributions        466,775        3,739,744        914,996        6,760,254
Less shares repurchased           (4,867,922)     (38,958,434)   (17,562,747)    (127,032,145)
----------------------------------------------------------------------------------------------
     Net increase (decrease)       2,693,542    $  21,515,708     (3,908,967)   $ (25,852,099)
==============================================================================================

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/13 29

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Six Months
                                                                  Ended        Year       Year       Year       Year       Year
                                                                  2/28/13      Ended      Ended      Ended      Ended      Ended
                                                                  (unaudited)  8/31/12    8/31/11    8/31/10    8/31/09    8/31/08
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                              $   7.94     $   7.58   $   7.97   $   6.84   $  8.70    $  9.72
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                          $   0.25     $   0.47   $   0.53   $   0.55   $  0.56    $  0.54
   Net realized and unrealized gain (loss) on investments             0.16         0.34      (0.40)      1.12     (1.86)     (1.01)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations  $   0.41     $   0.81   $   0.13   $   1.67   $ (1.30)   $ (0.47)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                             (0.22)       (0.45)     (0.52)     (0.55)    (0.56)     (0.55)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $   0.19     $   0.36   $  (0.39)  $   1.12   $ (1.86)   $ (1.02)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $   8.13     $   7.94   $   7.58   $   7.97   $  6.84    $  8.70
====================================================================================================================================
Total return*                                                         5.14%       11.24%      1.83%     25.15%   (14.41)%    (4.95)%
Ratio of net expenses to average net assets+                          0.87%**      0.89%      0.88%      0.90%     0.90%      0.90%
Ratio of net investment income to average net assets+                 6.08%**      6.25%      6.98%      7.08%     8.32%      5.92%
Portfolio turnover rate                                                 25%          54%        65%        15%       50%        59%
Net assets, end of period (in thousands)                          $364,782     $373,039   $378,883   $311,324   $38,312    $38,717
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Net expenses                                                       0.87%**      0.89%      0.88%      0.95%     1.28%      1.21%
   Net investment income                                              6.08%**      6.25%      6.98%      7.03%     7.95%      5.61%
Ratios with waiver of fees and assumption of expenses by the
   Adviser and reduction for fees paid indirectly:
   Net expenses                                                       0.87%**      0.89%      0.88%      0.90%     0.90%      0.90%
   Net investment income                                              6.08%**      6.25%      6.98%      7.08%     8.32%      5.92%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratio with no reduction for fees paid indirectly.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

30 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/13

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Six Months
                                                                  Ended        Year       Year       Year       Year       Year
                                                                  2/28/13      Ended      Ended      Ended      Ended      Ended
                                                                  (unaudited)  8/31/12    8/31/11    8/31/10    8/31/09    8/31/08
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                              $   7.94     $   7.58   $   7.96   $   6.83   $  8.68    $  9.71
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                          $   0.21     $   0.41   $   0.47   $   0.49   $  0.50    $  0.46
   Net realized and unrealized gain (loss) on investments             0.18         0.35      (0.39)      1.12     (1.85)     (1.03)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations  $   0.39     $   0.76   $   0.08   $   1.61   $ (1.35)   $ (0.57)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                             (0.19)       (0.40)     (0.46)     (0.48)    (0.50)     (0.46)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $   0.20     $   0.36   $  (0.38)  $   1.13   $ (1.85)   $ (1.03)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $   8.14     $   7.94   $   7.58   $   7.96   $  6.83    $  8.68
====================================================================================================================================
Total return*                                                         4.88%       10.42%      1.19%     24.11%   (15.17)%    (5.94)%
Ratio of net expenses to average net assets+                          1.62%**      1.63%      1.63%      1.69%     1.80%      1.80%
Ratio of net investment income to average net assets+                 5.32%**      5.50%      6.24%      6.31%     7.44%      5.11%
Portfolio turnover rate                                                 25%          54%        65%        15%       50%        59%
Net assets, end of period (in thousands)                          $278,475     $265,448   $244,848   $184,068   $22,319    $20,915
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Net expenses                                                       1.62%**      1.63%      1.63%      1.69%     1.98%      1.95%
   Net investment income                                              5.32%**      5.50%      6.24%      6.31%     7.26%      4.96%
Ratios with waiver of fees and assumption of expenses by the
   Adviser and reduction for fees paid indirectly:
   Net expenses                                                       1.62%**      1.63%      1.63%      1.69%     1.80%      1.80%
   Net investment income                                              5.32%**      5.50%      6.24%      6.31%     7.44%      5.11%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratio with no reduction for fees paid indirectly.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/13 31

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Six Months
                                                                  Ended        Year       Year       Year      Year       Year
                                                                  2/28/13      Ended      Ended      Ended     Ended      Ended
                                                                  (unaudited)  8/31/12    8/31/11    8/31/10   8/31/09    8/31/08
-----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                              $   7.84     $   7.49   $   7.88   $  6.80   $  8.63    $  9.69
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                          $   0.24     $   0.48   $   0.53   $  0.57   $  0.55    $  0.53
   Net realized and unrealized gain (loss) on investments             0.17         0.33      (0.39)     1.08     (1.83)     (1.05)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations  $   0.41     $   0.81   $   0.14   $  1.65   $ (1.28)   $ (0.52)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                             (0.22)       (0.46)     (0.53)    (0.56)    (0.55)     (0.54)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $   0.19     $   0.35   $  (0.39)  $  1.09   $ (1.83)   $ (1.06)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $   8.03     $   7.84   $   7.49   $  7.88   $  6.80    $  8.63
===================================================================================================================================
Total return*                                                         5.29%       11.43%      2.02%    24.73%   (14.30)%    (5.45)%
Ratio of net expenses to average net assets+                          0.71%**      0.67%      0.67%     0.67%     0.99%      1.00%
Ratio of net investment income to average net assets+                 6.23%**      6.46%      7.21%     7.32%     8.23%      5.80%
Portfolio turnover rate                                                 25%          54%        65%       15%       50%        59%
Net assets, end of period (in thousands)                          $202,639     $176,664   $198,089   $77,757   $ 2,317    $ 1,142
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Net expenses                                                       0.71%**      0.67%      0.67%     0.67%     1.04%      1.00%
   Net investment income                                              6.23%**      6.46%      7.21%     7.32%     8.18%      5.80%
Ratios with waiver of fees and assumption of expenses by the
   Adviser and reduction for fees paid indirectly:
   Net expenses                                                       0.71%**      0.67%      0.67%     0.67%     0.99%      0.99%
   Net investment income                                              6.23%**      6.46%      7.21%     7.32%     8.23%      5.81%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+   Ratio with no reduction for fees paid indirectly.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

32 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/13

Notes to Financial Statements | 2/28/13 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer High Income Municipal Fund (the Fund) is one of four portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is non-diversified. The investment objective of the Fund is to maximize total return through a combination of income that is exempt from regular federal income tax and capital appreciation.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements which are consistent with those policies generally accepted in the investment company industry:

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/13 33

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

    At February 28, 2013, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

    Discount and premium on debt securities are accreted or amortized, respectively, daily into interest income on a yield-to-maturity basis with a corresponding increase or decrease in the cost basis of the security. Interest income is recorded on the accrual basis.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

34 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/13

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of February 28, 2013, the Fund did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the Fund's fiscal year. The tax character of distributions paid during the year ended August 31, 2012 was as follows:

    ----------------------------------------------------------------------------
                                                                            2012
    ----------------------------------------------------------------------------
    Distributions paid from:
    Tax-exempt income                                                $42,419,842
    Ordinary income                                                    2,666,667
    ----------------------------------------------------------------------------
       Total                                                         $45,086,509
    ============================================================================

    The following shows the components of distributable earnings on a federal income tax-basis at August 31, 2012:

    ----------------------------------------------------------------------------
                                                                           2012
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed tax-exempt income                                $  3,763,607
    Capital loss carryforward                                       (70,397,473)
    Dividend payable                                                   (859,121)
    Net unrealized gain                                              77,142,749
    ----------------------------------------------------------------------------
       Total                                                       $  9,649,762
    ============================================================================

    The difference between book-basis and tax-basis net unrealized gain is attributable to adjustments related to interest on defaulted bonds, the tax treatment of premium and amortization and tax-basis adjustments on partnerships.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/13 35

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $90,489 in underwriting commissions on the sale of Class A shares during the six months ended February 28, 2013.

D.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
    Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    The Fund declares, as daily dividends, substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, and Class Y shares can reflect different transfer agent and distribution expense rates.

E.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $500 million; 0.475% on the next $500 million; and 0.45% on assets over $1 billion. For the six months ended

36 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/13

February 28, 2013, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.49% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Fund to the extent required to reduce Fund expenses to 0.90% and 1.80% of the average daily net assets attributable to Class A shares and Class C shares, respectively. Class Y shares do not have an expense limitation. These expense limitations are in effect through January 1, 2014. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $34,068 in management fees, administrative costs and certain other reimbursements payable to PIM at February 28, 2013.

Effective March 5, 2012, PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Fund.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended February 28, 2013, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                $ 65,758
 Class C                                                                  66,767
 Class Y                                                                 136,636
--------------------------------------------------------------------------------
    Total                                                               $269,161
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $82,712 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at February 28, 2013.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/13 37

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $20,196 in distribution fees payable to PFD at February 28, 2013.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended February 28, 2013, CDSCs in the amount of $29,979 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended February 28, 2013, the Fund's expenses were not reduced under such arrangements.

38 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/13

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the period ended February 28, 2013, the Fund had no borrowings under the credit facility.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/13 39

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer High Income Municipal Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2012 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2012, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2012 and September 2012. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2012 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 13, 2012, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given

40 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/13 by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the fifth quintile of its Morningstar category for the one year period ended June 30, 2012, in the first quintile of its Morningstar category for the three year period ended June 30, 2012, and in the fourth quintile of its Morningstar category for the five year period ended June 30, 2012. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees also considered that the Fund's twelve month average gross portfolio yield (using month end 30 day effective yields) exceeded the twelve month yield of the Fund's benchmark index. The Trustees discussed the Fund's recent underperformance and indicated that they were satisfied with the discussions with PIM with respect to the Fund's performance.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/13 41

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2012 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2012 was in the fourth quintile relative both to its Morningstar category and its Strategic Insight peer group for the comparable period. The Trustees noted that the Fund's expense ratio was four basis points higher than the median expense ratio of the Fund's Morningstar category, and only three basis points higher than the expense ratio of the fund at the bottom of the third quintile of expense ratios of other funds in the Fund's Strategic Insight peer group. The Trustees considered the impact of the Fund's non-management fee expenses on the Fund's expense ratio.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in

42 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/13 connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/13 43

Trustees, Officers and Service Providers

Trustees                               Officers
Thomas J. Perna, Chairman              John F. Cogan, Jr., President*
David R. Bock                          Daniel K. Kingsbury, Executive
John F. Cogan, Jr.                        Vice President
Benjamin M. Friedman                   Mark E. Bradley, Treasurer**
Margaret B.W. Graham                   Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Marguerite A. Piret
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*   Chief Executive Officer of the Fund.

**  Chief Financial and Accounting Officer of the Fund.

44 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321
Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 20563-06-0413

                      Pioneer Disciplined
                      Value Fund

--------------------------------------------------------------------------------
                      Semiannual Report | February 28, 2013
--------------------------------------------------------------------------------

                      Ticker Symbols:

                      Class A     SERSX
                      Class C     PRVCX
                      Class Y     PRUYX

                      [LOGO] PIONEER
                             Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               13

Schedule of Investments                                                       15

Financial Statements                                                          20

Notes to Financial Statements                                                 27

Approval of Investment Advisory Agreement                                     34

Trustees, Officers and Service Providers                                      39

                  Pioneer Disciplined Value Fund | Semiannual Report | 2/28/13 1

President's Letter

Dear Shareowner,

Pioneer has been cautiously optimistic about the U.S. economy from the start of the year, and the data continues to be encouraging. Employment continues to rise, albeit slowly, and we believe it should continue to do so in 2013, barring a negative shock to the system. The housing and auto sectors continue to recover, benefiting from record-low interest rates. Banks' willingness to lend to consumers and businesses also continues to rise, broad measures of inflation remain subdued, and, if the weather improves in 2013, that should help to bring food prices back down. While corporate profit growth has slowed, many U.S. companies still have strong balance sheets and continue to display the ability to both pay and increase dividends*.

While the so-called "fiscal cliff" scheduled to take effect at year-end dominated the media in December--and while no deal was struck before markets closed for the year--investors who owned financial assets like equities and high-yield corporate bonds generally enjoyed good returns in 2012. The Standard & Poor's 500 Index returned 16% in 2012, and the Bank of America Merrill Lynch High Yield Master II Index returned 15.6%. Meanwhile, the higher-quality Barclays Aggregate Bond Index gained 4.2% for the year, the safer-still Barclays Intermediate Treasuries Index returned 3.9%, and 3-month Treasury bills, generally regarded as essentially "risk free" by the markets, returned just 0.1% in 2012.

Despite generally improving economic conditions and positive market returns in 2012, investors still face daunting challenges in the year ahead, although we remain optimistic that the underlying economic trends are moving in the right direction. The year-end "fiscal cliff" deal did not eliminate the risk of further tax increases or spending cuts, nor did it eliminate the risk that the U.S. could face further downgrades to its credit rating from one or more of the major ratings agencies. The Federal Reserve Board continues to provide extraordinary support to the U.S. economy and the bond market, but will not do so indefinitely. Europe has made progress towards dampening its sovereign-debt crisis, but has not resolved the problem as yet; the region also was mired in a recession as 2012 drew to a close. In Asia, Japan continues to struggle with low economic growth,

*   Dividends are not guaranteed.

2 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/13 deflation, high levels of debt, and an aging population. In the emerging markets, China and other developing economies, while generally in better shape than most "developed" markets, also face a range of ongoing challenges.

While most of the risks outlined above are widely recognized and may already be "priced in" to the market, we believe investors should continue to expect market volatility tied to these factors.

At Pioneer, we have long advocated the benefits of staying diversified* and investing for the long term. And while diversification alone does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

In 2013, Pioneer proudly celebrates its 85th anniversary. Since 1928, our investment teams have sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

* Diversification does not assure a profit nor protect against loss in a declining market.

                  Pioneer Disciplined Value Fund | Semiannual Report | 2/28/13 3

Portfolio Management Discussion | 2/28/13

In the following interview, John Peckham, CFA, Co-Head of Equity Research, U.S., at Pioneer, discusses the market environment for stocks during the six months ended February 28, 2013, and the performance of Pioneer Disciplined Value Fund in that environment. Mr. Peckham, along with Ashesh (Ace) Savla, senior quantitative research analyst at Pioneer; and Brian Popiel, fundamental research analyst at Pioneer, are responsible for the day-to-day management of the Fund.

Q   How did the Fund perform during the six months ended February 28, 2013?

A Pioneer Disciplined Value Fund's Class A shares returned 8.10% at net asset value during the six months ended February 28, 2013, while the Fund's benchmark, the Russell 1000 Value Index (the Russell Index), returned 13.15%. During the same period, the average return of the 484 mutual funds in Lipper's Large Cap Value Funds category was 11.22%.

Q How would you characterize the investment environment for equities during the six months ended February 28, 2013?

A The six-month period had its ups and downs, but, ultimately, we saw new economic data that suggested persistent, positive, albeit slow economic growth, with little evidence to suggest increasing inflationary pressures. Corporate earnings in the fourth quarter of 2012 were encouraging and mostly surpassed market expectations, marking a notable improvement from the earnings reported in the previous quarter. The U.S. housing market and the employment situation, in particular, seemed to be showing signs of improvement, a welcome change after several years during which those key areas of the economy were causes for concern. Those factors allowed the U.S. Federal Reserve Board (the Fed) to keep its accommodative, low-interest-rate policies in place. Equity investors, in turn, took encouragement from the positive developments and the stock market fared well during the six-month period.

Q The Fund's performance lagged that of its benchmark, the Russell Index, during the six months ended February 28, 2013. What types of investment decisions or individual holdings detracted the most from benchmark-relative performance during the period?

A Stock selection, particularly in the information technology and financials sectors, detracted the most from the Fund's benchmark-relative performance during the six-month period.

4 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/13

    In information technology, Fund holdings in Apple and Microsoft were two major detractors from relative returns. Apple's performance suffered due to contracting profit margins, slower growth and increased competition (from Samsung, for instance). In addition, Apple experienced problems with its iPhone 5 launch, which also hurt the bottom line. Microsoft's performance continued to be affected by weak demand for personal computers and also took a hit when the company's Windows 8 rollout failed to meet expectations.

    In financials, Fund holdings in Capital One and Discover Financial as well as not owning Bank of America were the biggest detractors from relative performance. Capital One made two large acquisitions last year that we believed would be accretive to earnings, but one deal has not worked out as expected, and the company has reduced earnings expectations for 2013. We had sold the Fund's Capital One position by the end of the six-month period due to our concerns about the company's weakened earnings outlook. Discover was a top performer for most of 2012, but in December 2012 the company's guidance indicated higher expenses ahead for 2013, which led to a sharp selloff of the stock. Discover's performance also was affected in part by Capital One's decreased earnings prospects, which caused a bit of a ripple in the stock prices of other credit card names in January 2013. Discover has since recovered, however, and we have retained the Fund's position. In fact, we reallocated a portion of the proceeds from the sale of the Fund's Capital One position into Discover.

    Regarding Bank of America (BofA), we have held a negative view of the company for a while now due to its inability to generate consistent earnings power. BofA, however, was up by 32% in December as investors took advantage of the company's cheap stock price and its perceived exposure to a potential U.S. housing recovery.

    Other portfolio holdings that detracted from performance included biotechnology firm Amgen, which had been a strong performer for the Fund in the past, but flat-lined during the most recent period.

Q What types of investment strategies or individual investments aided the Fund's returns during the six months ended February 28, 2013?

A Stock selection in energy was a positive for Fund performance during the six-month period. In that sector, the Fund's holdings in Marathon Petroleum and Marathon Oil each contributed strongly to both absolute and relative returns. Marathon Petroleum, a refiner, has benefited from strong refining margins and recently completed work that has expanded its export capacity. Marathon Oil produced a better-than-expected earnings report during the period. The company has been executing on its strategy quite effectively and also has benefited from its large holding in the Eagle Ford Shale in South Texas.

                  Pioneer Disciplined Value Fund | Semiannual Report | 2/28/13 5

    Despite the Fund's struggles in financials, holdings in Citigroup and Goldman Sachs made strong contributions to relative performance during the six-month period. Citigroup's performance has been improving, and we believe the company's new CEO, who is an experienced commercial banker, can restore Citi's earnings power through cost cutting and other measures.

    Goldman Sachs is the premier franchise in investment banking and has been a positive re-rating story in recent months. With the capital markets beginning to show some signs of life, we believe Goldman can benefit from increased global merger and acquisition (M&A) activity and weakened competition in the trading and underwriting businesses. Like Goldman, JPMorgan Chase, which made a positive contribution to the Fund's absolute return during the period, is another investment bank that we believe can benefit from increased M&A activity as well as the secular shift taking place in the industry. The shift has seen many large European investment banks shrinking their trading and underwriting activities/exposures in order to tend to their own balance sheet problems. That has created a void in the international markets that Goldman and JPMorgan, as two members of a very small group of banks capable of handling such business, can fill, and both firms have been taking market share from the European banks.

    Other strong performers in the portfolio during the period included insurers Aetna (health care) and Allstate (financials). We have been positive about Aetna for some time now given our preference for managed care companies in general. We also like the fact that Aetna does a lot of commercial business (as opposed to Medicare or Medicaid business). Allstate has been a good turnaround story, as the company has gotten its act together of late after a series of operational missteps.

Q   How have you positioned the Fund as of February 28, 2013?

A As of period end, health care was the most overweight sector in the Fund relative to the Russell Index. Big pharmaceutical companies (Pfizer, Johnson & Johnson) are one of our preferences within health care. The "patent cliffs" that had been plaguing many big pharmaceutical firms have now largely passed into history, and valuations have continued to be attractive. As mentioned previously, Aetna is another company in health care that we like, and we've also been adding some medical-device companies, such as Covidien, to the portfolio. Covidien has been aggressively restructuring its business and recently bought back roughly $3 billion worth of shares.

    The Fund has had a nice run in the energy sector, but we have backed away from it recently, taking profits in some energy positions and redeploying the assets into the consumer sectors, where we have placed a big emphasis on media companies like Comcast, which was a strong contributor to benchmark-relative returns during the six-month period.

6 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/13

Q   What is your investment outlook?

A We are relatively positive about the outlook for equities, as the U.S. economy appears to have entered a stage of modest growth accompanied by minimal inflationary pressures. Stocks continue to appear reasonably priced, especially relative to other asset classes that investors may consider. Corporations in general have been improving their free cash flow, which should enable many to engage in shareholder-friendly actions, such as stock buybacks or dividend increases*.

    At the same time, some potential problems continue to pose a threat to the markets, including the ongoing and contentious debates over U.S. fiscal policy, the potential for slowing economic growth in China, and concerns about another flare-up of the sovereign-debt crisis in Europe.

* Dividends are not guaranteed.

Note to Shareholders: The Board of Trustees of the Pioneer Funds has approved the reorganization of Pioneer Disciplined Value Fund into Pioneer Fundamental Value Fund. The reorganization, which does not require shareholder approval, is expected to be completed in April or May 2013. The combined fund will have the same investment strategies and policies as, and be managed by the management team of, Pioneer Disciplined Value Fund (led by John Peckham, Pioneer's co-head of equity research, U.S.). It is anticipated that the performance history of the combined fund will be that of Pioneer Disciplined Value Fund. The combined fund will be named Pioneer Disciplined Value Fund.

Please refer to the Schedule of Investments on pages 15-19 for a full listing of Fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                  Pioneer Disciplined Value Fund | Semiannual Report | 2/28/13 7

Portfolio Summary | 2/28/13

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         89.0%
International Common Stocks                                                 8.0%
Depositary Receipts for International Stocks                                1.7%
Temporary Cash Investment                                                   1.3%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 27.7%
Energy                                                                     17.9%
Health Care                                                                15.4%
Industrials                                                                 8.8%
Consumer Discretionary                                                      7.4%
Consumer Staples                                                            6.5%
Information Technology                                                      5.6%
Utilities                                                                   4.2%
Materials                                                                   4.0%
Telecommunication Services                                                  2.5%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*


 1.   Pfizer, Inc.                                                         4.91%
--------------------------------------------------------------------------------
 2.   Chevron Corp.                                                        4.78
--------------------------------------------------------------------------------
 3.   Citigroup, Inc.                                                      4.18
--------------------------------------------------------------------------------
 4.   Johnson & Johnson Co.                                                4.11
--------------------------------------------------------------------------------
 5.   Wells Fargo & Co.                                                    3.61
--------------------------------------------------------------------------------
 6.   The Goldman Sachs Group, Inc.                                        3.50
--------------------------------------------------------------------------------
 7.   JPMorgan Chase & Co.                                                 3.05
--------------------------------------------------------------------------------
 8.   Occidental Petroleum Corp.                                           2.86
--------------------------------------------------------------------------------
 9.   The Allstate Corp.                                                   2.82
--------------------------------------------------------------------------------
10.   Marathon Oil Corp.                                                   2.59
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

8 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/13

Prices and Distributions | 2/28/13

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                      2/28/13                         8/31/12
--------------------------------------------------------------------------------
           A                         $9.15                           $8.69
--------------------------------------------------------------------------------
           C                         $9.18                           $8.68
--------------------------------------------------------------------------------
           Y                         $9.29                           $8.83
--------------------------------------------------------------------------------

Distributions per Share: 9/1/12-2/28/13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Net
                       Investment          Short-Term            Long-Term
         Class           Income           Capital Gains        Capital Gains
--------------------------------------------------------------------------------
           A            $0.1082               $   --              $0.1193
--------------------------------------------------------------------------------
           C            $0.0422               $   --              $0.1193
--------------------------------------------------------------------------------
           Y            $0.1365               $   --              $0.1193
--------------------------------------------------------------------------------

The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-12.

                  Pioneer Disciplined Value Fund | Semiannual Report | 2/28/13 9

Performance Update | 2/28/13                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Disciplined Value Fund at public offering price, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of February 28, 2013)
--------------------------------------------------------------------------------
                                      Net Asset     Public Offering
Period                                Value (NAV)   Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
(12/15/05)                             4.18%        3.32%
5 Years                                3.48         2.25
1 Year                                10.78         4.37
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2012)
--------------------------------------------------------------------------------
                                      Gross         Net
--------------------------------------------------------------------------------
                                      1.71%         1.25%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                      Pioneer Disciplined    Russell 1000
                                      Value Fund             Value Index
12/31/2005                            $      9,425           $     10,000
 2/28/2006                            $      9,781           $     10,452
 2/28/2007                            $     11,164           $     12,188
 2/29/2008                            $     10,780           $     11,224
 2/28/2009                            $      6,500           $      5,909
 2/28/2010                            $      9,520           $      9,248
 2/28/2011                            $     11,190           $     11,297
 2/29/2012                            $     11,546           $     11,543
 2/28/2013                            $     12,790           $     13,578

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2014, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/13

Performance Update | 2/28/13                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Disciplined Value Fund, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of February 28, 2013)
--------------------------------------------------------------------------------
                                      If            If
Period                                Held          Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(7/16/08)                             4.62%         4.62%
1 Year                                9.91          9.91
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2012)
--------------------------------------------------------------------------------
                                      Gross         Net
--------------------------------------------------------------------------------
                                      2.34%         2.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                      Pioneer Disciplined    Russell 1000
                                      Value Fund             Value Index
7/31/2008                             $     10,000           $     10,000
2/28/2009                             $      6,408           $      5,623
2/28/2010                             $      9,297           $      8,800
2/28/2011                             $     10,837           $     10,750
2/29/2012                             $     11,055           $     10,984
2/28/2013                             $     12,151           $     12,920

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2014, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/13 11

Performance Update | 2/28/13                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Disciplined Value Fund, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of February 28, 2013)
--------------------------------------------------------------------------------
                                      If            If
Period                                Held          Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(12/15/05)                             4.40%         4.40%
5 Years                                3.79          3.79
1 Year                                11.21         11.21
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2012)
--------------------------------------------------------------------------------
                                      Gross         Net
--------------------------------------------------------------------------------
                                      1.03%         0.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                      Pioneer Disciplined    Russell 1000
                                      Value Fund             Value Index
12/31/2005                            $    5,000,000         $   5,000,000
 2/28/2006                            $    5,186,869         $   5,225,895
 2/28/2007                            $    5,920,149         $   6,093,933
 7/31/2008                            $    5,716,690         $   5,611,884
 2/28/2009                            $    3,454,369         $   2,954,584
 2/28/2010                            $    5,076,952         $   4,623,823
 2/28/2011                            $    5,985,656         $   5,648,362
 2/29/2012                            $    6,192,328         $   5,771,558
 2/28/2013                            $    6,886,421         $   6,788,883

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class Y shares for the period prior to the inception of Class Y shares on July 31, 2008, is based on the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class Y shares, the performance of Class Y shares prior to their inception would have been higher than the performance shown.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2014, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Value Fund

Based on actual returns from September 1, 2012, through February 28, 2013.

--------------------------------------------------------------------------------
 Share Class                        A                 C                 Y
--------------------------------------------------------------------------------
 Beginning Account             $1,000.00         $1,000.00         $1,000.00
 Value on 9/1/12
--------------------------------------------------------------------------------
 Ending Account                $1,081.00         $1,077.60         $1,083.10
 Value (after expenses)
 on 2/28/13
--------------------------------------------------------------------------------
 Expenses Paid                 $    6.45         $   11.08         $    4.65
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.25%, 2.15%, and 0.90% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/13 13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. Expenses Paid on a $1,000 Investment in Pioneer Disciplined Value Fund Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2012, through February 28, 2013.

--------------------------------------------------------------------------------
 Share Class                              A                C               Y
--------------------------------------------------------------------------------
 Beginning Account                    $1,000.00        $1,000.00       $1,000.00
 Value on 9/1/12
--------------------------------------------------------------------------------
 Ending Account                       $1,018.60        $1,014.13       $1,020.33
 Value (after expenses)
 on 2/28/13
--------------------------------------------------------------------------------
 Expenses Paid                        $    6.26        $   10.74       $    4.51
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.25%, 2.15%, and 0.90% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

14 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/13

Schedule of Investments | 2/28/13 (unaudited)

----------------------------------------------------------------------------------
 Shares                                                              Value
----------------------------------------------------------------------------------
               COMMON STOCKS -- 97.9%
               ENERGY -- 17.6%
               Oil & Gas Drilling -- 1.0%
       7,578   Ensco Plc                                             $     455,741
----------------------------------------------------------------------------------
               Oil & Gas Equipment & Services -- 2.4%
      25,667   Halliburton Co.                                       $   1,065,437
----------------------------------------------------------------------------------
               Integrated Oil & Gas -- 9.3%
      19,700   BP Plc (A.D.R.)                                       $     795,880
      18,013   Chevron Corp.                                             2,110,223
      15,363   Occidental Petroleum Corp.                                1,264,836
                                                                     -------------
                                                                     $   4,170,939
----------------------------------------------------------------------------------
               Oil & Gas Exploration & Production -- 2.5%
      34,161   Marathon Oil Corp.                                    $   1,144,394
----------------------------------------------------------------------------------
               Oil & Gas Refining & Marketing -- 2.4%
      13,275   Marathon Petroleum Corp.*                             $   1,100,232
                                                                     -------------
               Total Energy                                          $   7,936,743
----------------------------------------------------------------------------------
               MATERIALS -- 3.9%
               Fertilizers & Agricultural Chemicals -- 2.2%
      16,911   The Mosaic Co.                                        $     989,970
----------------------------------------------------------------------------------
               Diversified Metals & Mining -- 1.7%
      24,656   Freeport-McMoRan Copper & Gold, Inc.                  $     787,020
                                                                     -------------
               Total Materials                                       $   1,776,990
----------------------------------------------------------------------------------
               CAPITAL GOODS -- 6.5%
               Aerospace & Defense -- 2.1%
      10,464   United Technologies Corp.                             $     947,515
----------------------------------------------------------------------------------
               Industrial Conglomerates -- 2.2%
      41,888   General Electric Co.                                  $     972,639
----------------------------------------------------------------------------------
               Industrial Machinery -- 2.2%
      19,190   Ingersoll-Rand Plc                                    $   1,010,354
                                                                     -------------
               Total Capital Goods                                   $   2,930,508
----------------------------------------------------------------------------------
               TRANSPORTATION -- 2.1%
               Railroads -- 2.1%
       7,008   Union Pacific Corp.                                   $     960,867
                                                                     -------------
               Total Transportation                                  $     960,867
----------------------------------------------------------------------------------
               MEDIA -- 5.1%
               Broadcasting -- 1.9%
      16,582   Time Warner, Inc.                                     $     881,665
----------------------------------------------------------------------------------
               Cable & Satellite -- 1.9%
      21,091   Comcast Corp.                                         $     839,211
----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/13 15

----------------------------------------------------------------------------------
 Shares                                                              Value
----------------------------------------------------------------------------------
               Movies & Entertainment -- 1.3%
      10,581   The Walt Disney Co.                                   $     577,617
                                                                     -------------
               Total Media                                           $   2,298,493
----------------------------------------------------------------------------------
               RETAILING -- 2.2%
               Department Stores -- 2.2%
      24,072   Macy's, Inc.                                          $     989,359
                                                                     -------------
               Total Retailing                                       $     989,359
----------------------------------------------------------------------------------
               FOOD & STAPLES RETAILING -- 2.2%
               Drug Retail -- 2.2%
      19,226   CVS Caremark Corp.                                    $     982,833
                                                                     -------------
               Total Food & Staples Retailing                        $     982,833
----------------------------------------------------------------------------------
               FOOD, BEVERAGE & TOBACCO -- 4.3%
               Soft Drinks -- 1.9%
      24,100   Coca-Cola Enterprises, Inc.                           $     862,298
----------------------------------------------------------------------------------
               Tobacco -- 2.4%
      31,819   Altria Group, Inc.                                    $   1,067,527
                                                                     -------------
               Total Food, Beverage & Tobacco                        $   1,929,825
----------------------------------------------------------------------------------
               HEALTH CARE EQUIPMENT & SERVICES -- 4.5%
               Health Care Equipment -- 2.5%
      17,900   Covidien Plc                                          $   1,137,903
----------------------------------------------------------------------------------
               Managed Health Care -- 2.0%
      18,492   Aetna, Inc.                                           $     872,637
                                                                     -------------
               Total Health Care Equipment & Services                $   2,010,540
----------------------------------------------------------------------------------
               PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
               SCIENCES -- 10.7%
               Pharmaceuticals -- 10.7%
      23,892   Johnson & Johnson, Inc.                               $   1,818,420
      19,684   Merck & Co., Inc.                                           841,097
      79,317   Pfizer, Inc.                                              2,170,907
                                                                     -------------
                                                                     $   4,830,424
                                                                     -------------
               Total Pharmaceuticals, Biotechnology & Life Sciences  $   4,830,424
----------------------------------------------------------------------------------
               BANKS -- 6.4%
               Diversified Banks -- 3.6%
      45,539   Wells Fargo & Co.                                     $   1,597,508
----------------------------------------------------------------------------------
               Regional Banks -- 2.8%
      12,351   PNC Financial Services Group, Inc.                    $     770,579
      65,800   Regions Financial Corp.                                     503,370
                                                                     $   1,273,949
                                                                     -------------
               Total Banks                                           $   2,871,457
----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/13

----------------------------------------------------------------------------------
 Shares                                                              Value
----------------------------------------------------------------------------------
               DIVERSIFIED FINANCIALS -- 13.9%
               Other Diversified Financial Services -- 7.1%
      44,058   Citigroup, Inc.                                       $   1,849,114
      27,602   JPMorgan Chase & Co.                                      1,350,290
                                                                     -------------
                                                                     $   3,199,404
----------------------------------------------------------------------------------
               Consumer Finance -- 1.9%
      22,671   Discover Financial Services, Inc.                     $     873,514
----------------------------------------------------------------------------------
               Asset Management & Custody Banks -- 1.5%
      24,683   Invesco, Ltd.                                         $     661,258
----------------------------------------------------------------------------------
               Investment Banking & Brokerage -- 3.4%
      10,344   The Goldman Sachs Group, Inc.                         $   1,549,117
                                                                     -------------
               Total Diversified Financials                          $   6,283,293
----------------------------------------------------------------------------------
               INSURANCE -- 6.9%
               Life & Health Insurance -- 2.0%
      24,577   MetLife, Inc.                                         $     871,009
----------------------------------------------------------------------------------
               Property & Casualty Insurance -- 4.9%
      11,400   ACE, Ltd.                                             $     973,446
      27,122   The Allstate Corp.                                        1,248,154
                                                                     -------------
                                                                     $   2,221,600
                                                                     -------------
               Total Insurance                                       $   3,092,609
----------------------------------------------------------------------------------
               SOFTWARE & SERVICES -- 2.1%
               Internet Software & Services -- 1.1%
      22,200   Yahoo!, Inc.*                                         $     473,082
----------------------------------------------------------------------------------
               Data Processing & Outsourced Services -- 1.0%
       2,900   Visa, Inc.                                            $     460,056
                                                                     -------------
               Total Software & Services                             $     933,138
----------------------------------------------------------------------------------
               TECHNOLOGY HARDWARE & EQUIPMENT -- 1.4%
               Computer Hardware -- 1.4%
       1,421   Apple, Inc.                                           $     627,229
                                                                     -------------
               Total Technology Hardware & Equipment                 $     627,229
----------------------------------------------------------------------------------
               SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.0%
               Semiconductors -- 2.0%
      20,206   Analog Devices, Inc.                                  $     913,715
                                                                     -------------
               Total Semiconductors & Semiconductor Equipment        $     913,715
----------------------------------------------------------------------------------
               TELECOMMUNICATION SERVICES -- 2.0%
               Integrated Telecommunication Services -- 2.0%
      25,235   AT&T, Inc.                                            $     906,189
                                                                     -------------
               Total Telecommunication Services                      $     906,189
----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/13 17

----------------------------------------------------------------------------------
 Shares                                                              Value
----------------------------------------------------------------------------------
               UTILITIES -- 4.1%
               Electric Utilities -- 4.1%
      20,285   American Electric Power Co., Inc.                     $     949,135
      29,876   PPL Corp.                                                   920,778
                                                                     -------------
                                                                     $   1,869,913
                                                                     -------------
               Total Utilities                                       $   1,869,913
----------------------------------------------------------------------------------
               TOTAL COMMON STOCKS
               (Cost $37,959,956)                                    $  44,144,125
----------------------------------------------------------------------------------

 Principal
 Amount ($)
----------------------------------------------------------------------------------
               TEMPORARY CASH INVESTMENT -- 1.2%
               Repurchase Agreement -- 1.2%
     530,000   Deutsche Bank AG, 0.18%, dated 2/28/13, repurchase
               price of $530,000 plus accrued interest on 3/1/13
               collateralized by the following:
               $84,050 U.S. Treasury Bond, 2-9.25%,
               2/15/16-11/15/42
               $81,772 U.S. Treasury Bill, 0.0%, 3/7/13-2/6/14
               $149,696 U.S. Treasury Notes, 0.25-4.875%,
               3/15/13-11/15/22
               $225,535 U.S. Treasury Strip, 0.0-4.375%,
               2/15/14-8/15/42                                       $     530,000
----------------------------------------------------------------------------------
               TOTAL TEMPORARY CASH INVESTMENT
               (Cost $530,000)                                       $     530,000
----------------------------------------------------------------------------------
               TOTAL INVESTMENT IN SECURITIES -- 99.1%
               (Cost $38,489,956) (a)                                $  44,674,125
----------------------------------------------------------------------------------
               OTHER ASSETS & LIABILITIES -- 0.9%                    $     401,175
----------------------------------------------------------------------------------
               TOTAL NET ASSETS -- 100.0%                            $  45,075,300
==================================================================================

*         Non-income producing security.

(A.D.R.)  American Depositary Receipts.

(a) At February 28, 2013, the net unrealized gain on investments based on cost for federal income tax purposes of $38,536,549 was as follows:

            Aggregate gross unrealized gain for all investments
               in which there is an excess of value over tax cost    $   6,642,621
            Aggregate gross unrealized loss for all investments
               in which there is an excess of tax cost over value         (505,045)
                                                                     -------------
            Net unrealized gain                                      $   6,137,576
                                                                     =============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 28, 2013 aggregated $19,960,610 and $23,124,982, respectively.

The accompanying notes are an integral part of these financial statements.

18 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/13

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of February 28, 2013, in valuing the Fund's assets:

----------------------------------------------------------------------------------
                               Level 1         Level 2       Level 3  Total
----------------------------------------------------------------------------------
Common Stocks                  $44,144,125     $      --     $ --     $44,144,125
Repurchase Agreement                    --       530,000       --         530,000
----------------------------------------------------------------------------------
Total                          $44,144,125     $ 530,000     $ --     $44,674,125
==================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/13 19

Statement of Assets and Liabilities | 2/28/13 (unaudited)

ASSETS:
  Investment in securities, at value (cost $38,489,956)              $  44,674,125
  Cash                                                                     209,895
  Receivables --
     Fund shares sold                                                       62,690
     Dividends                                                             148,536
     Interest                                                                    3
     Due from Pioneer Investment Management, Inc.                            7,190
  Prepaid expenses                                                          16,212
----------------------------------------------------------------------------------
         Total assets                                                $  45,118,651
----------------------------------------------------------------------------------
LIABILITIES:
  Due to affiliates                                                  $       9,010
  Accrued expenses                                                          34,341
----------------------------------------------------------------------------------
         Total liabilities                                           $      43,351
----------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                    $  37,769,167
  Undistributed net investment income                                      136,306
  Accumulated net realized loss on investments                             985,658
  Net unrealized gain on investments                                     6,184,169
----------------------------------------------------------------------------------
         Total net assets                                            $  45,075,300
==================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $2,889,343/315,741 shares)                       $        9.15
  Class C (based on $899,006/97,974 shares)                          $        9.18
  Class Y (based on $41,286,951/4,445,495 shares)                    $        9.29
MAXIMUM OFFERING PRICE:
  Class A ($9.15 (divided by) 94.25%)                                $        9.71
==================================================================================

The accompanying notes are an integral part of these financial statements.

20 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/13

Statement of Operations (unaudited)

For the Six Months Ended 2/28/13

INVESTMENT INCOME:
  Dividends                                                          $     578,761
  Interest                                                                     251
--------------------------------------------------------------------------------------------------
         Total investment income                                                     $     579,012
--------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                    $     142,513
  Transfer agent fees
     Class A                                                                 2,684
     Class C                                                                 1,017
     Class Y                                                                   217
  Distribution fees
     Class A                                                                 3,122
     Class C                                                                 3,602
  Shareholder communication expense                                          2,697
  Administrative reimbursements                                             14,701
  Custodian fees                                                             3,076
  Registration fees                                                         22,131
  Professional fees                                                         27,103
  Printing expense                                                           4,627
  Fees and expenses of nonaffiliated Trustees                                3,234
  Miscellaneous                                                              4,719
--------------------------------------------------------------------------------------------------
     Total expenses                                                                  $     235,443
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                            (29,245)
--------------------------------------------------------------------------------------------------
  Net expenses                                                                       $     206,198
--------------------------------------------------------------------------------------------------
         Net investment income                                                       $     372,814
--------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                                   $   2,998,938
--------------------------------------------------------------------------------------------------
  Change in net unrealized gain on investments                                       $     112,121
--------------------------------------------------------------------------------------------------
  Net gain on investments                                                            $   3,111,059
--------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                               $   3,483,873
==================================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/13 21

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                                     Six Months
                                                                     Ended
                                                                     2/28/13         Year Ended
                                                                     (unaudited)     8/31/12
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                $     372,814   $     707,615
Net realized gain (loss) on investments                                  2,998,938      (1,397,977)
Change in net unrealized gain (loss) on investments                        112,121       6,895,504
--------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations           $   3,483,873   $   6,205,142
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.11 and $0.09 per share, respectively)              $     (29,681)  $     (15,803)
      Class C ($0.04 and $0.01 per share, respectively)                     (3,603)         (1,132)
      Class Y ($0.14 and $0.11 per share, respectively)                   (613,875)       (604,696)
Net realized gain:
      Class A ($0.12 and $0.49 per share, respectively)                    (34,576)        (82,992)
      Class C ($0.12 and $0.49 per share, respectively)                     (9,060)        (42,010)
      Class Y ($0.12 and $0.49 per share, respectively)                   (538,148)     (2,577,701)
--------------------------------------------------------------------------------------------------
          Total distributions to shareowners                         $  (1,228,943)  $  (3,324,334)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                     $   2,797,105   $   3,552,222
Reinvestment of distributions                                               75,268          93,899
Cost of shares repurchased                                              (4,366,424)     (9,934,443)
--------------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from
         Fund share transactions                                     $  (1,494,051)  $  (6,288,322)
--------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                          $     760,879   $  (3,407,514)
NET ASSETS:
Beginning of period                                                     44,314,421      47,721,935
--------------------------------------------------------------------------------------------------
End of period                                                        $  45,075,300   $  44,314,421
--------------------------------------------------------------------------------------------------
Undistributed net investment income                                  $     136,306   $     410,651
==================================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/13

--------------------------------------------------------------------------------------------------
                                   '13 Shares     '13 Amount
                                   (unaudited)    (unaudited)       '12 Shares     '12 Amount
--------------------------------------------------------------------------------------------------
Class A
Shares sold                           196,701     $  1,756,453         171,130     $  1,408,673
Reinvestment of distributions           7,291           62,676           8,586           64,204
Less shares repurchased              (128,049)      (1,137,572)       (106,348)        (885,908)
--------------------------------------------------------------------------------------------------
      Net increase                     75,943     $    681,557          73,368     $    586,969
==================================================================================================
Class C
Shares sold                            27,636     $    245,924          46,931     $    399,187
Reinvestment of distributions           1,469           12,592           4,011           29,695
Less shares repurchased                (2,281)         (19,908)        (62,307)        (521,695)
--------------------------------------------------------------------------------------------------
      Net increase (decrease)          26,824     $    238,608         (11,365)    $    (92,813)
==================================================================================================
Class Y
Shares sold                            88,656     $    794,728         218,024     $  1,744,362
Less shares repurchased              (356,846)      (3,208,944)     (1,019,600)      (8,526,840)
--------------------------------------------------------------------------------------------------
      Net decrease                   (268,190)    $ (2,414,216)       (801,576)    $ (6,782,478)
==================================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/13 23

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------------
                                                                  Six Months
                                                                  Ended        Year      Year     Year      Year       Year
                                                                  2/28/13      Ended     Ended    Ended     Ended      Ended
                                                                  (unaudited)  8/31/12   8/31/11  8/31/10   8/31/09    8/31/08
----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                              $ 8.69       $ 8.16    $ 7.95   $  8.19   $  9.60    $ 11.99
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                          $ 0.05       $ 0.11    $ 0.07   $  0.06   $  0.09    $  0.11
   Net realized and unrealized gain (loss) on investments           0.73         1.00      1.00      0.12     (1.39)     (1.62)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations  $ 0.69       $ 1.11    $ 1.07   $  0.18   $ (1.30)   $ (1.51)
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                           (0.11)       (0.09)    (0.07)    (0.07)    (0.11)     (0.11)
   Net realized gain                                               (0.12)       (0.49)    (0.79)    (0.35)       --      (0.77)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $ 0.46       $ 0.53    $ 0.21   $ (0.24)  $ (1.41)   $ (2.39)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $ 9.15       $ 8.69    $ 8.16   $  7.95   $  8.19    $  9.60
==================================================================================================================================
Total return*                                                       8.10%       14.81%    13.69%     1.98%   (13.34)%   (13.34)%
Ratio of net expenses to average net assets                         1.25%**      1.25%     1.25%     1.25%     1.25%      1.25%
Ratio of net investment income (loss) to average net assets         1.47%**      1.23%     0.95%     0.78%     1.34%      1.07%
Portfolio turnover rate                                               92%**        94%       91%      112%      114%       116%
Net assets, end of period (in thousands)                          $2,889       $2,084    $1,358   $   892   $   526    $   520
Ratios with no waiver of fees and assumption of expenses
   by the Adviser:
   Total expenses                                                   1.63%**      1.71%     1.68%     1.76%    13.37%     16.02%
   Net investment income (loss)                                     1.09%**      0.77%     0.52%     0.27%   (10.78)%   (13.70)%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/13

----------------------------------------------------------------------------------------------------------------------------------
                                                                  Six Months
                                                                  Ended       Year     Year        Year      Year      7/17/08(a)
                                                                  2/28/13     Ended    Ended       Ended     Ended     to
                                                                  (unaudited) 8/31/12  8/31/11     8/31/10   8/31/09   8/31/08
----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                              $ 8.68      $ 8.16   $  7.96     $  8.23   $  9.61   $  9.34
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                   $ 0.00(c)   $ 0.03   $ (0.01)    $ (0.02)  $  0.03   $  0.01
   Net realized and unrealized gain (loss) on investments           0.66        0.99      1.00        0.12     (1.39)     0.26
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations  $ 0.66      $ 1.02   $  0.99     $  0.10   $ (1.36)  $  0.27
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                           (0.04)      (0.01)    (0.00)(c)   (0.02)    (0.02)       --
   Net realized gain                                               (0.12)      (0.49)    (0.79)      (0.35)       --        --
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $ 0.50      $ 0.52   $  0.20     $ (0.27)  $ (1.38)  $  0.27
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $ 9.18      $ 8.68   $  8.16     $  7.96   $  8.23   $  9.61
==================================================================================================================================
Total return*                                                       7.76%      13.62%    12.65%       1.07%   (14.10)%    2.89%(b)
Ratio of net expenses to average net assets                         2.15%**     2.15%     2.15%       2.15%     1.99%     2.15%**
Ratio of net investment income (loss) to average net assets         0.52%**     0.35%     0.05%      (0.12)%    0.59%     0.40%**
Portfolio turnover rate                                               92%**       94%       91%        112%      114%      116%(b)
Net assets, end of period (in thousands)                          $  899      $  618   $   673     $   482   $   265   $   257
Ratios with no waiver of fees and assumption of expenses
   by the Adviser:
   Total expenses                                                   2.41%**     2.34%     2.41%       2.40%    13.76%    25.47%**
   Net investment income (loss)                                     0.26%**     0.16%    (0.21)%     (0.37)%  (11.18)%  (22.92)%**
==================================================================================================================================

(a) Class C shares were first publicly offered on July 17, 2008.

(b) Not annualized.

(c) Rounds to less than ($0.01) per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/13 25

----------------------------------------------------------------------------------------------------------------------------------
                                                                  Six Months
                                                                  Ended       Year      Year      Year      Year       7/31/08(a)
                                                                  2/28/13     Ended     Ended     Ended     Ended      to
                                                                  (unaudited) 8/31/12   8/31/11   8/31/10   8/31/09    8/31/08
----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                              $  8.83     $  8.28   $  8.05   $  8.27   $  9.62    $ 9.57
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                   $  0.08     $  0.13   $  0.10   $  0.09   $  0.06    $ 0.02
   Net realized and unrealized gain (loss) on investments            0.64        1.02      1.02      0.11     (1.34)     0.03
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from investment operations  $  0.72     $  1.15   $  1.12   $  0.20   $ (1.28)   $ 0.05
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                            (0.14)      (0.11)    (0.10)    (0.07)    (0.07)       --
   Net realized gain                                                (0.12)      (0.49)    (0.79)    (0.35)       --        --
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $  0.46     $  0.55   $  0.23   $ (0.22)  $ (1.35)   $ 0.05
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $  9.29     $  8.83   $  8.28   $  8.05   $  8.27    $ 9.62
==================================================================================================================================
Total return*                                                        8.31%      15.20%    14.11%     2.26%   (13.22)%    0.52%(b)
Ratio of net expenses to average net assets                          0.90%**     0.90%     0.90%     0.90%     0.90%     0.90%**
Ratio of net investment income to average net assets                 1.73%**     1.59%     1.30%     1.14%     1.41%     2.37%**
Portfolio turnover rate                                                92%**       94%       91%      112%      114%      116%(b)
Net assets, end of period (in thousands)                          $41,287     $41,613   $45,691   $29,306   $23,037    $  251
Ratios with no waiver of fees and assumption of expenses
   by the Adviser:
   Total expenses                                                    1.02%**     1.03%     1.02%     1.22%     1.88%    10.11%**
   Net investment income (loss)                                      1.61%**     1.46%     1.19%     0.82%     0.43%    (6.84)%**
==================================================================================================================================

(a) Class Y shares were first publicly offered on July 31, 2008.
(b) Not annualized.

* Assumes initial investment at net asset value at each beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/13

Notes to Financial Statements | 2/28/13 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Disciplined Value Fund (the Fund) is one of four portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital growth.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class C shares were first publicly offered on July 17, 2008. Class Y shares were first publicly offered on July 31, 2008. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

                 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/13 27

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at their net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

    At February 28, 2013, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

28 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/13

    Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of February 28, 2013, the Fund did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended August 31, 2012 was as follows:

    ----------------------------------------------------------------------------
                                                                            2012
    ----------------------------------------------------------------------------
    Distribution paid from:
    Ordinary income                                                   $1,682,420
    Long-term capital gain                                             1,641,914
    ----------------------------------------------------------------------------
          Total                                                       $3,324,334
    ============================================================================

                 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/13 29

    The following shows the components of distributable earnings on a federal income tax-basis at August 31, 2012:

    ----------------------------------------------------------------------------
                                                                           2012
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                   $   410,651
    Capital loss carryforward                                        (1,384,903)
    Net unrealized gain                                               6,025,455
    ----------------------------------------------------------------------------
          Total                                                     $ 5,051,203
    ============================================================================

    The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $876 in underwriting commissions on the sale of Class A shares during the six months ended February 28, 2013.

D.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
    Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, and Class Y shares can reflect different transfer agent and distribution expense rates.

30 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/13

E.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion, 0.60% of the next $4 billion and 0.55% on assets over $5 billion. For the six months ended February 28, 2013, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.25%, 2.15%, and 0.90% of the average daily net assets attributable to Class A, Class C, and Class Y shares, respectively. Fees waived and expenses reimbursed during the six months ended February 28, 2013 are reflected on the Statement of Operations. These expense limitations are in effect through January 1, 2014. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $7,677 in management fees, administrative costs and certain other reimbursements payable to PIM at February 28, 2013.

Effective March 5, 2012, PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Fund.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

                 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/13 31

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended February 28, 2013, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications
--------------------------------------------------------------------------------
Class A                                                                   $1,819
Class C                                                                      377
Class Y                                                                      501
--------------------------------------------------------------------------------
     Total                                                                $2,697
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,242 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at February 28, 2013.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $91 in distribution fees payable to PFD at February 28, 2013.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended February 28, 2013, CDSCs in the amount of $1 were paid to PFD.

32 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/13

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% on an annualized basis, or the alternate base rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the federal funds rate on the borrowing date and (c) 2% plus the overnight eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended February 28, 2013, the Fund had no borrowings under the credit facility.

                 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/13 33

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Disciplined Value Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2012 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2012, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2012 and September 2012. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2012 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 13, 2012, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given

34 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/13 by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the third quintile of its Morningstar category for the one year period ended June 30, 2012, in the fourth quintile of its Morningstar category for the three year period ended June 30, 2012 and in the second quintile of its Morningstar category for the five year period ended June 30, 2012. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees discussed the Fund's performance record and indicated that they were satisfied with the discussions with PIM with respect to the Fund's performance.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

                 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/13 35

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2012 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2012 was in the second quintile relative to its Strategic Insight peer group for the comparable period, and in the fourth quintile relative to its Morningstar category for the comparable period. The Trustees noted the Fund's relatively small asset size compared to most of the other funds in its peer group and the lower average account size of shareholders in the Fund, and considered the impact of the Fund's transfer agency and other non-management fee expenses on the Fund's expense ratio.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's

36 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/13 profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Fund and to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

                 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/13 37

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

38 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/13

Trustees, Officers and Service Providers

Trustees                               Officers
Thomas J. Perna, Chairman              John F. Cogan, Jr., President*
David R. Bock                          Daniel K. Kingsbury, Executive
John F. Cogan, Jr.                        Vice President
Benjamin M. Friedman                   Mark E. Bradley, Treasurer**
Margaret B.W. Graham                   Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Marguerite A. Piret
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*   Chief Executive Officer of the Fund.

**  Chief Financial and Accounting Officer of the Fund.

                 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/13 39

                           This page for your notes.

40 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/13

                           This page for your notes.

                 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/13 41

                           This page for your notes.

42 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/13

                           This page for your notes.

                 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/13 43

                           This page for your notes.

44 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 19126-07-0413

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust V


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date April 29, 2013


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date April 29, 2013


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date April 29, 2013

* Print the name and title of each signing officer under his or her signature.